              As filed with the Securities and Exchange Commission
                                 on May 1, 1997

                           Registration No. 33-56654

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM N-4


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.  ___                          [ ]
     Post-Effective Amendment No.  7                           [X]
                                  ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.  16                                         [X]
                   ----

                        (Check appropriate box or boxes)

             Separate Account I of Integrity Life Insurance Company
                           (Exact Name of Registrant)

                        Integrity Life Insurance Company
                              (Name of Depositor)


                  515 West Market Street, Louisville, KY 40202
     (Address of Depositor's Principal Executive Offices)    (Zip Code)
     Depositor's Telephone Number, including Area Code  (502) 582-7900
                                                       ----------------

                                 John McGeeney
                        Integrity Life Insurance Company
                             515 West Market Street
                           Louisville, Kentucky 40202
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

     [X]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [_]  on (date) pursuant to paragraph (b) of Rule 485

     [_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [_]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on February 19, 1997.

CROSS REFERENCE SHEET - GrandMaster II

Showing Location in Part A (Prospectus) and Part B (Statement of Additional Information) of Information required By Form N-4

PART A: INFORMATION REQUIRED IN PROSPECTUS - GrandMaster II


Form N-4 Item No.                                 Location in Prospectus

1.     Cover Page                                 Cover Page

2.     Definitions                                Part 1 - Summary

3.     Synopsis                                   Part 1 - Summary; Table of Annual Fees and
                                                  Expenses; Examples

4.     Condensed Financial Information            Part 1 - Financial Information

5.     General Description of Registrant,         Part 2 - Integrity and the Separate Account;
       Annuity Contracts                          Part 3 - Your Investment Options

6.     Deductions                                 Part 4 - Deductions and Charges

7.     General Description of Variable            Part 5 - Terms of Your Variable
       Annuity contracts                          Annuity Contract

8.     Annuity Period                             Part 5 - Terms of Your Variable
                                                  Annuity Contract

9.     Death Benefit                              Part 5 - Terms of Your Variable
                                                  Annuity Contract

10.    Purchases and Contract Value               Part 5 - Terms of Your Variable
                                                  Annuity Contract

11.    Redemptions                                Part 5 - Terms of Your Variable
                                                  Annuity Contract

12.    Taxes                                      Part 7 - Tax Aspects of the Contracts

13.    Legal Proceedings                          Not Applicable

14.    Table of Contents of the Statement         Table of Contents
       of Additional Information

PART B: INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL
INFORMATION - GrandMaster II


Form N-4 Item No.                                      Location in Statement of Additional
                                                       Information

15.    Cover Page                                      Cover Page

16.    Table of Contents                               Cover Page

17.    General Information and History                 Part 1 - Integrity and Custodian

18.    Services                                        Part 1 - Integrity and Custodian

19.    Purchase of Securities Being Offered            Part 2 - Distribution of the Contracts

20.    Underwriters                                    Part 2 - Distribution of the Contracts

21.    Calculation of Performance Data                 Part 3 - Performance Information

22.    Annuity Payments                                Part 4 - Determination of Annuity Unit Values

23.    Financial Statements                            Part 6 - Financial Statements

Prospectus
==========

                                GrandMaster II
                       Flexible Premium Variable Annuity
                   issued by Integrity Life Insurance Company

This prospectus describes a flexible premium variable annuity offered by Integrity Life Insurance Company, an indirect wholly owned subsidiary of ARM Financial Group, Inc. The individual contracts and group certificates (contracts) offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Contributions under the contracts may be allocated to the various investment divisions of our Separate Account I (Variable Account Options, or individually, Option) or to our Fixed Accounts, or both.


Contributions to the Variable Account Options are invested in shares of corresponding portfolios of the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the Funds or Fund). The Funds are part of the Fidelity Investments(R) group of companies. The values allocated to the Options reflect the investment performance of the Funds' portfolios. The prospectus for the Funds describes the investment objectives, policies and risks of each of the Funds' portfolios. There are thirteen Variable Account Options, which invest in the following portfolios:

     . VIP Money Market Portfolio       . VIP II Investment Grade Bond Portfolio
     . VIP High Income Portfolio        . VIP II Asset Manager Portfolio
     . VIP Equity-Income Portfolio      . VIP II Index 500 Portfolio
     . VIP Growth Portfolio             . VIP II Contrafund Portfolio
     . VIP Overseas Portfolio           . VIP II Asset Manager: Growth Portfolio
     . VIP III Balanced Portfolio       . VIP III Growth Opportunities Portfolio
     . VIP III Growth & Income Portfolio

We currently offer Guaranteed Rate Options (GROs) and a Systematic Transfer Option (STO), together referred to as Fixed Accounts. Your allocation to a GRO accumulates at a fixed interest rate we declare at the beginning of the duration you select. A market value adjustment (Market Value Adjustment) will be made for withdrawals, surrenders, transfers and certain other transactions before the expiration of your GRO Account, but your value under a GRO Account may not be decreased below an amount equal to your allocation plus interest compounded at an annual effective rate of 3% (Minimum Value), less previous withdrawals and any applicable contingent withdrawal charges. Your allocation to the STO accumulates at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. You must transfer all contributions you make to the STO into other Investment Options within one year of contribution on a monthly or quarterly basis.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus is not valid unless provided with the current prospectus for the Funds, which you should also read.

For further information and assistance, you should contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 182080, Columbus, OH 43218. The express mail address is Integrity Life Insurance Company, 200 East Wilson Bridge Road, Worthington, Ohio 43085. You may also call the following toll-free number: 1-800-325-8583.


A registration statement relating to the contracts, which includes a Statement of Additional Information (SAI) dated May 1, 1997, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A copy of the SAI is available free of charge by writing to or calling our Administrative Office. A table of contents for the SAI follows the table of contents for this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is May 1, 1997.

                               TABLE OF CONTENTS

Part 1 - Summary                                         Page

Your Variable Annuity Contract.........................     1
Your Benefits..........................................     1
How Your Contract is Taxed.............................     1
Your Contributions.....................................     1
Your Investment Options................................     1
Variable Account Options...............................     1
Account Value, Adjusted Account Value and Cash Value...     2
Transfers..............................................     2
Charges and Fees.......................................     2
Withdrawals............................................     2
Your Initial Right to Revoke...........................     3
Table of Annual Fees and Expenses......................     4
Financial Information..................................     7

Part 2 - Integrity And The Separate Account

Integrity Life Insurance Company.......................     9
The Separate Account and the Variable Account Options..     9
Assets of Our Separate Account.........................     9
Changes In How We Operate..............................     9

Part 3 - Your Investment Options

The Funds..............................................    10
    The Funds' Investment Adviser......................    10
    Investment Objectives of the Portfolios............    12
Fixed Accounts.........................................    13
    Guaranteed Rate Options............................    14
     Renewals of GRO Accounts..........................    14
     Market Value Adjustments..........................    14
    Systematic Transfer Option.........................    15

Part 4 - Deductions and Charges

Separate Account Charges...............................    16
Annual Administrative Charge...........................    16
Fund Charges...........................................    16
State Premium Tax Deduction............................    16
Contingent Withdrawal Charge...........................    16
Transfer Charge........................................    17
Tax Reserve............................................    18

Part 5 - Terms of Your Variable Annuity

Contributions Under Your Contract......................    18
Your Account Value.....................................    18
Your Purchase of Units in Our Separate Account.........    18
How We Determine Unit Value............................    19
Transfers..............................................    19
Withdrawals............................................    20
Assignments............................................    20

                                                                 Page

Death Benefits and Similar Benefit Distributions................  20
Annuity Benefits................................................  21
Annuities.......................................................  21
Annuity Payments................................................  22
Timing of Payment...............................................  22
How You Make Requests and Give Instructions.....................  22

Part 6 - Voting Rights

Fund Voting Rights..............................................  23
How We Determine Your Voting Shares.............................  23
How Fund Shares Are Voted.......................................  23
Separate Account Voting Rights..................................  23

Part 7 - Tax Aspects of the Contracts

Introduction....................................................  24
Your Contract is an Annuity.....................................  24
Taxation of Annuities Generally.................................  24
Distribution-at-Death Rules.....................................  25
Diversification Standards.......................................  25
Tax-Favored Retirement Programs.................................  26
    Individual Retirement Annuities.............................  26
    Tax Sheltered Annuities.....................................  26
    Simplified Employee Pensions................................  26
    Corporate and Self-Employed (H.R. 10 and Keogh) Pension
     and Profit Sharing Plans...................................  27
    Deferred Compensation Plans of State and Local Governments
     and Tax-Exempt Organizations...............................  27
Distributions Under Tax-Favored Retirement Programs.............  27
Federal and State Income Tax Withholding........................  28
Impact of Taxes to Integrity....................................  28
Transfers Among Investment Options..............................  28

Part 8 - Additional Information

Systematic Withdrawals..........................................  28
Dollar Cost Averaging...........................................  29
Systematic Transfer Program.....................................  29
Individual Asset Rebalancing....................................  29
Systematic Contributions........................................  29
Performance Information.........................................  30


Appendix A - Illustration of a Market Value Adjustment..........  31

   THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SAI Table of Contents

Part 1 - Integrity and Custodian
Part 2 - Distribution of the Contracts
Part 3 - Performance Information
Part 4 - Determination of Annuity Unit Values
Part 5 - Death Benefit Information for Contracts Issued Prior to January 1, 1996
Part 6 - Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 182080
Columbus, OH  43218
ATTN: Request for SAI of Separate Account I

Name:_____________________________________________________________________

Address:__________________________________________________________________

City:________________________________ State:_________ Zip:________________

PART 1 -- SUMMARY

Your Variable Annuity Contract

In this prospectus, we, our and us mean Integrity Life Insurance Company (Integrity), an indirect wholly owned subsidiary of ARM Financial Group, Inc.
(ARM). We offer individual variable annuity contracts. In certain states, we offer certificates under a group variable annuity contract instead of contracts. When we use the words contract or certificate, we are referring to both the individual contracts and the group certificates.

You can invest for retirement by purchasing a contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. In this prospectus, you and your mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant does not own the contract, all of the rights under the contract belong to the Owner until annuity payments begin.

Your retirement or endowment date (Retirement Date) will be no later than your 85th birthday or the tenth contract anniversary, whichever is later, unless you notify us of a different date.

Your Benefits

Your contract provides an Account Value, an annuity benefit, and a death benefit. See "Your Account Value," "Death Benefits and Similar Benefit Distributions" and "Annuity Benefits" in Part 5.

Your benefits may be received under a contract subject to the usual rules for taxation of annuities, including the tax-deferral of earnings until withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which are subject to special rules covering such matters as eligibility and contribution amounts. See Part 7, "Tax Aspects of the Contracts" for detailed information.

How Your Contract is Taxed

Under current law, any increases in the value of your contributions to your contract are tax deferred and will not be included in your taxable income until withdrawn. See Part 7, "Tax Aspects of the Contracts."

Your Contributions

The minimum initial contribution in most states is currently $1,000. Subsequent contributions of at least $100 can be made. Special rules for lower minimum initial and subsequent contributions apply for certain tax-favored retirement plans. See "Contributions Under Your Contract" in Part 5.

Your Investment Options

You may allocate contributions to the Variable Account Options or to the Fixed Accounts, or both. The Variable Account Options and the Fixed Accounts are together referred to as the Investment Options. Contributions may be allocated to up to nine Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see
Part 3, "Your Investment Options."

Variable Account Options

The Variable Account Options (also referred to as Divisions) invest in shares of corresponding investment portfolios of the Funds, each a "series" type of mutual fund. Each investment portfolio is referred to as a Portfolio. The investment objective of each Variable Account Option and its corresponding Portfolio is the same. Your value in a Variable Account Option will vary depending on the performance of the corresponding Portfolio. For a full description of the Funds, see the Funds' prospectus and the Funds' Statement of Additional Information.

Account Value, Adjusted Account Value and Cash Value

The sum of your values under the Fixed Accounts plus your values in the Variable Account Options is referred to as the Account Value. Your Adjusted Account Value is your Account Value, as increased or decreased (but not below the Minimum Value) by any Market Value Adjustments. Your Cash Value is equal to your Adjusted Account Value, reduced by any applicable contingent withdrawal charge and will be reduced by the pro rata portion of the annual administrative charge, if applicable. See "Charges and Fees" below.

Transfers

You may transfer all or portions of your Account Value among the Investment Options, subject to the conditions described under "Transfers" in Part 5. Transfers from any Investment Option must be for at least $250. Transfers may be arranged through our telephone transfer service. See Part 5, "Transfers." Transfers may also be made under our following special services: (i) Dollar Cost Averaging, (ii) Individual Asset Rebalancing, or (iii) to transfer your STO contributions. See Part 8, "Dollar Cost Averaging," "Individual Asset Rebalancing," and "Systematic Transfer Program."

Charges and Fees

If your Account Value is less than $50,000 as of the last day of any contract year prior to your Retirement Date, an annual administrative expense charge of $30 is deducted from your contract. See Part 4, "Deductions and Charges."

A charge at an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option is made daily. We make this charge to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than an effective annual rate of 1.35% of the assets in each Account Value in the Variable Account Options. See Part 4, "Deductions and Charges."

Investment advisory fees and other expenses are deducted from amounts invested by the Separate Account in the Funds. For providing investment management services to the Portfolios of the Funds, Fidelity Management and Research Company (Fidelity Management) receives fees from the Portfolios based on the average net assets of each Portfolio. The highest annual rate at which any of the Portfolios paid advisory fees in 1996 was .76% of average net assets. Advisory fees cannot be increased without the consent of Fund shareholders. See "Table of Annual Fees and Expenses" below and "The Funds' Investment Adviser" in
Part 3.

If you frequently transfer funds from one Investment Option to another, certain transfers may become subject to a charge. We will not, however, charge more than $20 per transfer. See "Transfer Charge" in Part 4.

When you make withdrawals from your contract, a contingent withdrawal charge may be deducted from your Account Value. This sales charge will be in addition to the Market Value Adjustment applicable to early withdrawals from GRO Accounts. See "Withdrawals" below and "Guaranteed Rate Options" in Part 3.

Withdrawals

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. A sales charge of up to 7% of the contribution amount withdrawn, in excess of any free withdrawal amount (defined below), will be deducted from your Account Value, unless one of the exceptions applies. This charge defrays marketing expenses. See "Contingent Withdrawal Charge" in Part 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts." For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment, and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

The free withdrawal amount is a non-cumulative amount which you may take as a partial withdrawal each contract year without being subject to the contingent withdrawal charge or any Market Value Adjustment. It is equal to the greater of
(i) 10% of the Account Value, minus cumulative prior withdrawals in the current contract year, and (ii) the investment gain under the contract during the prior contract year, minus such cumulative withdrawals. However, as explained above, a tax penalty still applies if you are under age 59-1/2.



Your Initial Right to Revoke

Within ten days after you receive your contract, you may cancel it by returning it to our Administrative Office. The 10-day period may be extended if required by state law. We will refund all your contributions with an adjustment for any investment gain or loss on the contributions put into each Variable Account Option from the date units were purchased until the date your contract is received by us, including any charges deducted. If state law instead requires a refund of your contributions without any adjustment, we will return that amount to you. For allocations to Fixed Accounts, we will refund to you the amount of your contributions.

Table of Annual Fees and Expenses

Contract Owner Transaction Expenses
-----------------------------------

     Sales Load on Purchases..................................  $ 0
     Deferred Sales Load (1)...........................  7% Maximum
     Exchange Fee (2).........................................  $ 0
     Annual Administrative Charge (3).........................  $30

Separate Account Annual Expenses (as a
percentage of average account value) (4)
----------------------------------------

     Mortality and Expense Risk Fees........................  1.20%
     Administrative Expenses................................   .15%
                                                              -----
                                                              1.35%
     Total Separate Account Annual Expenses.................  =====

Fund Annual Expenses After Reimbursement
(as a percentage of average net assets) (5)
-------------------------------------------

                                   Management    Other       Total Annual
Portfolio                           Fees (6)    Expenses       Expenses
---------                           --------    --------       --------

VIP Money Market.................     .21%        .09%           .30%
VIP High Income..................     .59%        .12%           .71%(6)
VIP Equity-Income................     .51%        .07%           .58%
VIP Growth.......................     .61%        .08%           .69%
VIP Overseas.....................     .76%        .17%           .93%
VIP II Investment Grade Bond.....     .45%        .13%           .58%
VIP II Asset Manager.............     .64%        .10%           .74%(6)(7)
VIP II Index 500.................     .13%        .15%           .28%(7)
VIP II Contrafund................     .61%        .13%           .74%(6)
VIP II Asset Manager: Growth.....     .65%        .22%           .87%(6)(7)
VIP III Balanced.................     .48%        .24%           .72%(6)
VIP III Growth Opportunities.....     .61%        .16%           .77%(6)
VIP III Growth & Income..........     .50%        .20%           .70% (6)(8)

-------------------------

(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year or the investment gain under the contract during the previous contract year, whichever is greater, less withdrawals during the current contract year, without assessment of any withdrawal charge.

(2) After the first twelve transfers during a contract year, Integrity has the right to impose a transfer charge of $20 per transfer. This charge would not apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.

(3) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Deductions and Charges - Annual Administrative Charge" in
Part 4.

(4)  See "Deductions and Charges - Separate Account Charges" in Part 4.

(5)  In the Funds' prospectus, see "Management, Distribution and Service Fees."

(6) A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .56% for VIP Equity-Income Portfolio, .67% for VIP Growth Portfolio, .92% for VIP Overseas Portfolio, .73% for VIP II Asset Manager Portfolio, .71% for VIP II Contrafund Portfolio, .85% for VIP II Asset Manager:
Growth Portfolio, and .76% for VIP III Growth Opportunities Portfolio, and .71% for VIP III Balanced Portfolio.

(7) The investment adviser agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .28%, .15%, and .43%, respectively.

(8)  Annualized

Examples

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.

Expenses per $1,000 investment if you surrender your contract at the end of the
-------------------------------------------------------------------------------
applicable period:
-----------------

Portfolio                       1 year  3 years  5 years  10 years
---------                       ------  -------  -------  --------

VIP Money Market..............  $87.66  $104.61  $123.86   $203.09
VIP High Income...............  $91.86  $117.34  $145.29   $246.89
VIP Equity-Income.............  $90.53  $113.32  $138.53   $233.20
VIP Growth....................  $91.65  $116.72  $144.25   $244.80
VIP Overseas..................  $94.11  $124.13  $156.63   $269.66
VIP II Investment Grade Bond..  $90.53  $113.32  $138.53   $233.20
VIP II Asset Manager..........  $92.17  $118.27  $146.84   $250.03
VIP II Index 500..............  $87.45  $103.98  $122.81   $200.91
VIP II Contrafund.............  $92.17  $118.27  $146.84   $250.03
VIP II Asset Manager: Growth..  $93.50  $122.28  $153.55   $263.50
VIP III Balanced..............  $91.96  $117.65  $145.81   $247.94
VIP III Growth Opportunities..  $92.47  $119.19  $148.39   $253.15
VIP III Growth & Income.......  $91.76  $117.03  $144.77   $245.84

Expenses per $1,000 investment if you do not surrender your contract at the end
-------------------------------------------------------------------------------
of the applicable period:
------------------------

Portfolio                       1 year  3 years  5 years  10 years
---------                       ------  -------  -------  --------

VIP Money Market..............  $17.66   $54.61  $ 93.86   $203.09
VIP High Income...............  $21.86   $67.34  $115.29   $246.89
VIP Equity-Income.............  $20.53   $63.32  $108.53   $233.20
VIP Growth....................  $21.65   $66.72  $114.25   $244.80
VIP Overseas..................  $24.11   $74.13  $126.63   $269.66
VIP II Investment Grade Bond..  $20.53   $63.32  $108.53   $233.20
VIP II Asset Manager..........  $22.17   $68.27  $116.84   $250.03
VIP II Index 500..............  $17.45   $53.98  $ 92.81   $200.91
VIP II Contrafund.............  $22.17   $68.27  $116.84   $250.03
VIP II Asset Manager: Growth..  $23.50   $72.28  $123.55   $263.50
VIP III Balanced..............  $21.96   $67.65  $115.81   $247.94
VIP III Growth Opportunities..  $22.47   $69.19  $118.39   $253.15
VIP III Growth & Income.......  $21.76   $67.03  $114.77   $245.84

Expenses per $1,000 investment if you elect the normal form of annuity at the
-----------------------------------------------------------------------------
end of the applicable period:
----------------------------

    Same expenses per $1,000 investment as shown in table immediately above.

These examples assume a continuation of the fixed charges that are borne by the Separate Account and of the investment advisory fees and other expenses of the Funds as they were for the year ended December 31, 1996, except for VIP III Growth & Income Portfolio, which were based on estimated current expenses. Actual Fund expenses may be greater or less than those on which these examples were based. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of the Separate Account as well as those of the Portfolios. Premium taxes upon annuitization also may be applicable.

Financial Information

The table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the end of each period. The unit value at the beginning of each period is the unit value as of the end of the previous period.


                       UNIT VALUES AND UNITS OUTSTANDING
                       ---------------------------------

                             Money            High         Equity-                                       Investment
                            Market           Income         Income          Growth         Overseas       Grade Bond
                           Division        Division        Division        Division        Division         Division
                           --------        --------        --------        --------        --------         --------

Date of Inception*       $    10.00      $    10.00      $    10.00      $    10.00      $    10.00         $  10.00
December 31, 1987        $    10.18               -      $     7.74      $     7.51      $     8.13         $  10.21
  Number of Units             1,952               -          25,560              50           7,250           26,988
December 31, 1988        $    10.75               -      $     8.49      $     7.48      $     8.93         $  10.69
  Number of Units             2,062               -           8,962           2,043           2,019           45,789
December 31, 1989        $    11.57               -      $    10.41      $    10.45      $    11.02         $  12.20
  Number of Units            43,299               -           8,517           2,284           1,937            4,372
December 31, 1990        $    12.34               -      $     9.04      $    11.04      $    10.16         $  12.82
  Number of Units             2,427               -          29,446           2,060           1,779            3,350
December 31, 1991        $    12.90               -      $    12.92      $    17.96      $    12.44         $  14.38
  Number of Units             1,422               -           7,198           1,777             945            1,160
December 31, 1992        $    13.22               -      $    14.90      $    19.36      $    10.95         $  15.13
  Number of Units            68,139               -         124,911         129,511          35,346           80,734
December 31, 1993        $    13.46      $    11.45      $    17.38      $    22.80      $    14.83         $  16.57
  Number of Units           346,644         615,289         748,436         444,077         480,406          330,360
December 31, 1994        $    13.84      $    11.12      $    18.35      $    22.49      $    14.88         $  15.73
  Number of Units         1,363,372         989,407       1,206,683         988,674       1,272,218          454,358
December 31, 1995        $    14.46      $    13.23      $    24.46      $    30.03      $    16.10         $  18.20
  Number of Units         1,823,146       2,238,450       2,264,897       1,665,857       1,308,440          627,020
December 31, 1996        $    15.03      $    14.88      $    27.57      $    33.98      $    17.98         $  18.53
  Number of Units         1,839,938       2,871,483       2,977,144       2,311,771       1,792,964          807,207


*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

                       UNIT VALUES AND UNITS OUTSTANDING
                       ---------------------------------

                                                              Asset
                       Asset        Index      Contra-      Manager                  Growth           Growth
                     Manager          500         fund       Growth    Balanced      Income    Opportunities
                    Division     Division     Division     Division    Division    Division         Division
                    ---------    ---------    ---------    --------    --------    --------    -------------
Date of Inception*     $10.00       $10.00       $10.00      $10.00      $10.00      $10.00           $10.00
December 31, 1987       $8.00            -            -           -           -           -                -
  Number of Units      29,166            -            -           -           -           -                -
December 31, 1988       $8.98            -            -           -           -           -                -
  Number of Units      11,300            -            -           -           -           -                -
December 31, 1989      $11.16            -            -           -           -           -                -
  Number of Units      10,635            -            -           -           -           -                -
December 31, 1990      $11.02            -            -           -           -           -                -
  Number of Units      12,194            -            -           -           -           -                -
December 31, 1991      $13.60            -            -           -           -           -                -
  Number of Units       5,272            -            -           -           -           -                -
December 31, 1992      $15.01            -            -           -           -           -                -
  Number of Units     309,292            -            -           -           -           -                -
December 31, 1993      $17.92       $10.52            -           -           -           -                -
  Number of Units   1,748,246       98,288            -           -           -           -                -
December 31, 1994      $16.60       $10.49            -           -           -           -                -
  Number of Units   3,509,145      218,119            -           -           -           -                -
December 31, 1995      $19.15       $14.20       $13.50      $12.03           -           -                -
  Number of Units   2,973,440      474,834    1,068,907     175,138           -           -                -
December 31, 1996      $21.65       $17.20       $16.15      $14.23           -           -                -
  Number of Units   2,708,795    1,207,882    2,382,588     479,960           -           -                -

*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

Integrity Life Insurance Company

Integrity is a stock life insurance company organized under the laws of Ohio. Our home office is in Worthington, Ohio and our principal executive office is in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 45 states and the District of Columbia. In addition to the contracts, we sell flexible premium annuity contracts with an underlying investment medium other than the Funds, fixed single premium annuity contracts, and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. We are currently licensed to sell variable contracts in 45 states and the District of Columbia. In addition to issuing annuity products, we have entered into agreements with other insurance companies to provide administrative and investment support for products to be designed, underwritten and sold by these companies.

Integrity is an indirect wholly owned subsidiary of ARM. ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets. At December 31, 1996, ARM had $4.8 billion of assets under management.

The Separate Account and the Variable Account Options

The Separate Account is established and maintained under the insurance laws of the State of Ohio. It is a unit investment trust registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940
Act). A unit investment trust is a type of investment company. SEC registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio of the Funds. We may establish additional Options, some of which may not be available for your allocations. The Variable Account Options currently available to you are listed on the cover page of this prospectus. Prior to September 3, 1991, the Portfolios then offered invested in shares of corresponding portfolios of Prism Investment Trust.

Assets of Our Separate Account

Under Ohio law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts will participate in the Separate Account in proportion to the amounts relating to their contracts. The Separate Account's assets supporting the variable portion of these variable contracts may not be used to satisfy liabilities arising out of any other business of ours. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may permit charges owed to us to stay in the Separate Account, and thus may participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account (General Account).

Changes In How We Operate

We may modify how we or our Separate Account operate, subject to your approval when required by the 1940 Act or other applicable law or regulation. You will be notified if any changes result in a material change in the underlying investments of a Variable Account Option. We may:

- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;
-  register or end the registration of the Separate Account under the 1940 Act;

- operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);
- restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;
- cause one or more Options to invest in a mutual fund other than or in addition to the Funds;
- operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice.


PART 3 - YOUR INVESTMENT OPTIONS

The Funds

Each of the Funds is an open-end diversified management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Funds. The Funds are each a "series" type of investment company with diversified portfolios. The Funds do not impose a sales charge or "load" for buying and selling their shares. The shares of the Portfolios of the Funds are bought and sold by the Separate Account at their respective net asset values.

The Funds are designed to serve as investment vehicle for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios of the Funds currently are available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with Fidelity Management or Integrity. The Board of Trustees of each of the Funds is responsible for monitoring the Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any, should be taken in response. If we believe that a Fund's response to any of those events insufficiently protects our contract owners, we will see to it that appropriate and available action is taken to protect our contract owners. See "The Fund and the Fidelity Organization" in the Funds' prospectus for a further discussion of the risks associated with the offering of Fund shares to our Separate Account and the separate accounts of other insurance companies.

Shares of Portfolios of the Funds are made available to the Separate Account under three essentially identical Participation Agreements (Participation Agreement or Agreements). The Participation Agreements are among the applicable Fund, Fidelity Distributors Corporation which is the principal underwriter for shares of the Funds (Distributor), and Integrity. If state or federal law precludes the sale of the Funds' or any Portfolio's shares to the Separate Account, or in certain other circumstances, sales of shares to the Separate Account may be suspended and/or the Participation Agreements may be terminated as to the Funds or the affected Portfolio. Also, the Participation Agreements may be terminated by any party thereto with one year's written notice.

Notwithstanding termination of the Participation Agreement, the Fund and the Distributor are obligated to continue to make the Funds' shares available for contracts outstanding on the date the Participation Agreement terminates, unless the Participation Agreement was terminated due to an irreconcilable conflict among contractowners of different separate accounts. If for any reason the shares of any Portfolio are no longer available for purchase by the Separate Account for outstanding contracts, the parties to the Participation Agreements have agreed to cooperate to comply with the 1940 Act in arranging for the substitution of another funding medium as soon as reasonably practicable and without disruption of sales of shares to the Separate Account or any Variable Account Option.

The Funds' Investment Adviser. Fidelity Management & Research Company (Fidelity Management), a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to each Fund. Fidelity Management, whose principal address is 82 Devonshire Street, Boston, Massachusetts, is a wholly owned subsidiary of FMR Corp. and is part of Fidelity Investments(R), one of the largest investment management organizations in the United States. Fidelity Investments(R) includes a number of different companies, which provide a variety of financial services and products to individuals and corporations.

Fidelity Management provides investment research and portfolio management services to mutual funds and other clients. At December 31, 1996, Fidelity Management advised funds having more than 23 million shareholder accounts with a total value of more than $354 billion. For certain of the Portfolios, Fidelity Management has entered into sub-advisory agreements with affiliated companies that are part of the Fidelity Investments(R) organization. Fidelity Management, not the Portfolios, pays the sub-advisers for their services to the Portfolios.

The Portfolios of the Funds pay monthly advisory fees to Fidelity Management. The advisory fee payable by each of the Portfolios, other than the VIP Money Market Portfolio and the VIP II Index 500 Portfolio, is composed of a group fee rate and an individual fund fee rate. The group fee rate is based on the average monthly net assets of all mutual funds advised by Fidelity Management. For the VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Asset Manager, VIP II Contrafund, and VIP II Asset Manager: Growth Portfolios, the group fee rate cannot rise above .52%. For the VIP High Income and VIP II Investment Grade Bond Portfolios, the group fee rate cannot rise above .37%. The group fee rate drops as total assets under management increase.

The VIP Money Market Portfolio's advisory fee is made up of two components: a basic fee rate and an income-based component. The basic fee rate is the sum of a group fee rate as described above (but capped at a maximum of .37%) and an individual fund fee rate of .03%. The income based component is 6% of that portion of the fund's gross yield which exceeds a 5% return (but capped at a maximum of .24%).

The VIP II Index 500 Portfolio pays a monthly fee at the annual rate of .28% of the Portfolio's average net assets.

Set forth in the table below is the individual fund fee rate for the portfolios and their 1996 aggregate advisory rate, comprised of the individual and group rates, as a percentage of average net assets, and the VIP II Index 500 Portfolio's 1996 advisory rate as a percentage of average net assets.

                                                       1996
Portfolio                       Individual Rate   Aggregate Rate
---------                       ---------------   --------------
VIP Money Market                      .03%             .21%

VIP High Income                       .45%             .59%

VIP Equity-Income                     .20%             .51%

VIP Growth                            .30%             .61%

VIP Overseas                          .45%             .76%

VIP II Investment Grade
Bond                                  .30%             .45%

VIP II Asset Manager                  .25%             .64%

VIP II Index 500                      N/A              .13%

VIP II Contrafund                     .30%             .61%

VIP II Asset Manager:
Growth                                .30%             .65%

VIP III Balanced                      .20%             .48%

VIP III Growth Opportunities          .30%             .61%

VIP III Growth & Income               .20%             .50%

Investment Objectives of the Portfolios. Set forth below is a summary of the investment objectives of the Portfolios of the Funds. There can be no assurance that these objectives will be achieved. You should read the Funds' prospectus carefully before investing.

                           VIP Money Market Portfolio
                           --------------------------

VIP Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

                           VIP High Income Portfolio
                           -------------------------

VIP High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities. In view of the types of securities in which this Portfolio invests, you should read the complete risk disclosure for this Portfolio in the Funds' prospectus before investing in it.

                          VIP Equity-Income Portfolio
                          ---------------------------

VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing common or preferred stock and the remainder in debt securities.

                              VIP Growth Portfolio
                              --------------------

VIP Growth Portfolio seeks to achieve capital appreciation, normally by purchase of common stocks, although investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

                             VIP Overseas Portfolio
                             ----------------------

VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in securities from at least three countries outside North America.

                     VIP II Investment Grade Bond Portfolio
                     --------------------------------------

VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. It will maintain a dollar-weighted average portfolio maturity of ten years or less. For 80% of its assets, the VIP II Investment Grade Bond Portfolio purchases only securities rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated securities judged by Fidelity Management to be of equivalent quality.

                         VIP II Asset Manager Portfolio
                         ------------------------------

VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market fixed-income instruments. The expected "neutral" mix of assets, which will occur when the investment adviser concludes there is minimal relative difference in value between the three asset classes, is 50% in equities, 40% in intermediate to long-term bonds and 10% in short-term money market fixed income instruments.

                          VIP II Index 500 Portfolio
                          --------------------------

VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

                          VIP II Contrafund Portfolio
                          ---------------------------

VIP II Contrafund Portfolio is a growth fund which seeks to increase the value of your investment over the long term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. VIP II Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

                     VIP II Asset Manager: Growth Portfolio
                     --------------------------------------

VIP II Asset Manager: Growth Portfolio is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:

                      Range               Neutral Mix
                      -----               -----------

Stock Class           0-100%                   70%
Bond Class            0-100%                   25%
Short-Term/
Money Market Class    0-100%                   5%

                     VIP III Growth Opportunities Portfolio
                     --------------------------------------

VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stock. It has the flexibility to adjust its investment mix between growth, cyclical and value stocks as market conditions change. The portfolio seeks growth through either appreciation of the security itself or an increase in the company's earning or gross sales.

                           VIP III Balanced Portfolio
                           --------------------------

VIP III Balanced Portfolio seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. It uses a balanced approach to provide the best possible total return from investments in foreign and domestic equity securities, convertible securities, preferred and common stocks paying any combination of dividends and capital gains, and fixed income securities.

                       VIP III Growth & Income Portfolio
                       ---------------------------------

VIP III Growth & Income Portfolio seeks long-term growth of capital with some current income. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. Investments may include common and preferred stocks, convertible securities, fixed-income securities and foreign securities.

Fixed Accounts

Because of applicable exemptive and exclusionary provisions, interests in contracts attributable to Fixed Accounts have not been registered under the Securities Act of 1933 ("1933 Act"), nor under the Investment Company Act of 1940 ("1940 Act"). Thus, neither such contracts nor our General Account, which guarantees the values and benefits under those contracts, are generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Accounts or the General Account. Disclosures regarding the Fixed Accounts or the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Rate Options

We offer GROs with durations of two, four, six and ten years. We may from time to time change the durations available. Each allocation to a GRO locks in a fixed effective annual interest rate declared by us (Guaranteed Interest Rate) for the duration you select (your GRO Account). The duration of your GRO Account is the Guarantee Period. Each contribution or transfer to a GRO establishes a new GRO Account at the then-current Guaranteed Interest Rate declared by us. We will not declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO Value. The GRO Value at the expiration of the GRO Account, assuming you have not transferred or withdrawn any amounts, will be the amount allocated plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.

We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO which will exceed the Guaranteed Interest Rate credited during the remaining years of the Guarantee Period (Enhanced Rate). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We reserve the right to declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (Additional Interest). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. The Enhanced Rate or Additional Interest may not be made applicable under contracts issued in certain states.

Each group of GRO Accounts of the same duration is considered one GRO, ( i.e. all of your two-year GRO Accounts are one GRO while all of your four-year GRO Accounts are another GRO.)

You may obtain information about our current Guaranteed Interest Rates by calling our Administrative Office.

Allocations to GROs may not be made under contracts issued in certain states.

Renewals of GRO Accounts. When a GRO Account expires, a new GRO Account of the same duration, at the then-current Guaranteed Interest Rate, will be established unless you withdraw your GRO Value or transfer it to another Investment Option. We will notify you in writing before the expiration of your GRO Accounts. You must notify us prior to the expiration of your GRO Accounts of any changes you desire to make. See "Transfers" in Part 5.

Any renewal of a GRO Account will be implemented on the expiration date of the GRO Account. You will receive the current Guaranteed Interest Rate applicable on the expiration date. If a GRO Account expires and it cannot be renewed for the same duration, it will be renewed for the next shortest available duration, unless you instruct us otherwise within 30 days prior to expiration of the GRO Account. You may not choose, and we will not renew a GRO Account that expires after your Retirement Date.

Market Value Adjustments. A Market Value Adjustment is an adjustment, either up or down, in your GRO Value prior to the expiration of your GRO Account. A Market Value Adjustment will be made for each transfer, partial withdrawal in excess of the free withdrawal amount, surrender, or purchase of an annuity benefit from a GRO

Account that occurs other than within 30 days prior to the expiration of the GRO Account. There will be no Market Value Adjustment made for a death benefit. The market adjusted value may be higher or lower than the GRO Value. In no event, however, may the market adjusted value in each GRO Account be less than the Minimum Value, an amount equal to your allocation to such GRO Account plus 3% interest, compounded annually, less previous withdrawals from such GRO Account and less any applicable contingent withdrawal charges. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis.

The Market Value Adjustment applicable to a GRO Account prior to its expiration reflects the relationship between the Guaranteed Interest Rate for such GRO Account and the then-current Guaranteed Interest Rate applicable to a newly elected GRO Account of a duration equal to the time remaining in your GRO Account. The Market Value Adjustment will reduce the GRO Value (but not below the Minimum Value) if the current Guaranteed Interest Rate is higher than the Guaranteed Interest Rate being credited to amounts under your GRO Account. Conversely, the Market Value Adjustment will increase the GRO Value if the current Guaranteed Interest Rate is lower than the Guaranteed Interest Rate being credited to amounts under your GRO Account.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

  MVA =  GRO Value x [(1 + A)/N/12/ / (1 + B + .0025)/N/12/ - 1],  where

  A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

  B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if such remaining period is not equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by interpolating between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above.

  N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with applicable state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, interpolating when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix A.

Systematic Transfer Option

We also offer a STO which guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions within the STO Account at the time the rate is declared. You must transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in equal quarterly or monthly installments of not less than $1,000 each. No transfers into the STO from other Investment Options are permitted. Withdrawals from the STO are subject to normal contingent withdrawal charges. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Part 8 for details on this program. This option may not be currently available in some states.

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges

Integrity deducts from the unit value every calendar day an amount equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate cannot be increased without your consent. Various portions of this total charge, as described below, pay for certain services to the Separate Account and the contracts.

A daily charge equal to an effective annual rate of .15% of the value of each Variable Account Option is deducted for administrative expenses not covered by the annual administrative charge described below. The daily administrative charge, like the annual administrative charge, is designed to reimburse Integrity for expenses actually incurred, without profit.

A daily charge equal to an effective annual rate of 1.20% of the value of each Variable Account Option is deducted for Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. In this context, mortality risk refers to the cost of insuring the risk Integrity takes that annuitants, as a class of persons, will live longer than estimated and therefore require Integrity to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be modified, but the total effective annual risk charge of 1.20% of the value of the Variable Account Options may not be increased on your Contract.

Integrity may realize a gain from these daily charges to the extent they are not needed to meet the actual expenses incurred.

Annual Administrative Charge

If your Account Value is less than $50,000 on the last day of any contract year prior to the your Retirement Date, Integrity charges an annual administrative charge of $30. This charge is deducted from your Account Value in each Investment Option on a pro-rata basis. The portion of the charge applicable to the Variable Account Options will reduce the number of units credited to you. The portion of the charge applicable to Fixed Accounts is withdrawn in dollars. The annual administrative charge will be pro-rated based on the number of days that have elapsed in the contract year in the event of the Annuitant's retirement, death, or termination of a contract during a contract year. The annual administrative charge is waived for employees of Integrity or National Integrity Life Insurance Company, a wholly owned subsidiary of Integrity (National Integrity), who purchase contracts under the salary allotment program of either company.

Fund Charges

Our Separate Account purchases shares of the Funds at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Funds. The amount charged for investment management may not be increased without the prior approval of the Funds' respective shareholders. See "The Funds" in Part 3.

State Premium Tax Deduction

Integrity will not deduct state premium taxes from your contributions before applying the contributions to the Investment Options, unless required to pay such taxes under applicable state law. If the Annuitant elects an annuity benefit, Integrity will deduct any applicable state premium taxes from the amount otherwise available for an annuity benefit. State premium taxes, if applicable, currently range up to 4%.

Contingent Withdrawal Charge

No sales charges are applied when you make a contribution to the contract. Contributions withdrawn will be subject to a withdrawal charge of up to 7%. As shown below, the percentage charge varies, depending upon the

"age" of the contributions included in the withdrawal-that is, the contract year in which each contribution was made. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contract year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount will not be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment, and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

During any contract year, no charge will be applied to your partial withdrawals that do not exceed the free withdrawal amount. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during such year, plus withdrawals made during such year. If any partial withdrawal exceeds the free withdrawal amount, we will deduct the applicable contingent withdrawal charge with respect to such excess amount. The contingent withdrawal charge is a sales charge to defray our costs of selling and promoting the contracts. We do not expect that revenues from contingent withdrawal charges will cover all of such costs. Any shortfall will be made up from our General Account assets, including any profits from other charges under the contracts.


          Contract Year in Which               Charge as a % of the
          Withdrawn Contribution Was Made      Contribution Withdrawn
          -------------------------------      ----------------------

               Current........................            7%
               First Prior....................            6
               Second Prior...................            5
               Third Prior....................            4
               Fourth Prior...................            3
               Fifth Prior....................            2
               Sixth Prior and Earlier........            0

No contingent withdrawal charge will be applied to any amount withdrawn if the Annuitant uses the withdrawal either to purchase from Integrity an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies which provides for level payments over five or more years, with a restricted prepayment option. Similarly, no charge will be applied if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

Unless specifically instructed otherwise, Integrity will make withdrawals (including any applicable charges) from the Investment Options in the same ratio the Annuitant's Account Value in each Investment Option bears to the Annuitant's total Account Value. The minimum withdrawal permitted is $300.

Transfer Charge

No charge is made for your first twelve transfers among the Variable Account Options or the GROs during a contract year. We are, however, permitted to charge up to $20 for each additional transfer during that contract year. (No transfer charge will apply to transfers under our Dollar Cost Averaging or Individual Asset Rebalancing programs, or under systematic transfers from the STO, nor will such transfers count towards the twelve transfers you may make in a contract year before we may impose a transfer charge). See "Transfers" in Part 5. Transfers from a GRO may be subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3.

Tax Reserve

We have the right to make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.


PART 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, cannot be less than $1,000. We will accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part 7.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are 76 to 79 years of age. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution made for you. Contributions may also be limited by various laws or prohibited by Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we will not measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options selected by you and are used to pay annuity and death benefits.

Each contribution is credited as of the date we have received (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options. At any time you may have amounts in not more than nine Investment Options. For purposes of calculating the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received not later than the second Business Day after they are delivered to our Administrative Office. A Business Day is any day other than a weekend or a national bank holiday.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When it is received by the Administrative Office, the change will be effective for any contribution which accompanies it and for all future contributions.

Your Account Value

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. For contributions allocated to the Variable Account Options, there are no guaranteed values. The value of your contributions allocated to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.

Your Purchase of Units in Our Separate Account

Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.

The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios of the Funds which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Funds' expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, will not vary because of changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.

How We Determine Unit Value

We determine unit values for each Variable Account Option on the Valuation Date. The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.

The unit value of each Variable Account Option for any day on which we determine unit values is equal to the unit value for the last day on which a unit value was determined multiplied by the net investment factor for that Option on the current day. We determine a net investment factor for each Option as follows:

 - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Funds.

 - Next, we add any dividends or capital gains distributions by the Fund on that day.

 - Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

 - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).

 - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

Generally, this means that we adjust unit values to reflect what happens to the Fund, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.



Transfers

You may transfer your Account Value among the Variable Account Options and the GROs, subject to Integrity's then current transfer restrictions. You may not make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO that you have not elected before) at the then-current Guaranteed Interest Rate, unless Integrity otherwise consents. Transfers from a GRO other than within 30 days prior to the expiration date of a GRO Account are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. For amounts in GROs, transfers will be made according to the order in which monies were originally allocated to any GRO.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. After twelve transfers have been made by you during a contract year, a charge of up to $20 may apply to each additional transfer during that contract year, except that no charge will be made for transfers under our Dollar Cost

Averaging, Individual Asset Rebalancing or systematic transfer programs, described in Part 8. Once annuity payments begin, transfers are no longer permitted.

Written transfer requests must be sent directly to the Administrative Office. Each Annuitant's request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service provided you have established a Personal Identification Number (PIN Code). We will honor telephone transfer instructions from any person who provides correct identifying information, and we are not responsible in the event of a fraudulent telephone transfer which is believed to be genuine in accordance with these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request will be effective as of the Business Day it is received by our Administrative Office. A transfer request does not change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 8:30 a.m. - 5:00 p.m., Eastern Time, on any day we are open for business. You will receive the Variable Account Options' unit values as of the close of business on the day you call. Accordingly, transfer requests received after 4:00 p.m. Eastern Time will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Withdrawals

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. A withdrawal charge of up to 7% of the contribution amount withdrawn, as adjusted for any applicable Market Value Adjustment and the withdrawal charge itself will be deducted from your Account Value, unless one of the exceptions applies. See "Guaranteed Rate Options" in Part 3 and "Contingent Withdrawal Charge" in Part 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts" for further information regarding various tax consequences associated with the contracts.

Assignments

You may not assign the contract as collateral or security for a loan, but an Owner whose contract is not related to a tax-favored program may otherwise assign the contract before the Annuitant's Retirement Date. An assignment of the contract as a gift may, however, have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." Integrity will not be bound by an assignment unless it is in writing and we have received it at the Administrative Office.


Death Benefits and Similar Benefit Distributions

A death benefit is available to a beneficiary if the Annuitant dies prior to the Retirement Date.

The amount of the death benefit is the greatest of:

  .    your Account Value
  . the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
  .    your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments applicable to such withdrawals.

See the Statement of Additional Information dated May 1, 1997 regarding death benefit information for contracts issued prior to January 1, 1996.

The death benefit amount is determined as of the date proof of death and instructions for payment of proceeds are received by the Administrative Office. Death benefits (and benefit distributions required because of a separate Owner's death) can be paid in a lump sum or as an annuity. If no benefit option is selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The beneficiary of the death benefit under a contract is selected by the Owner. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If no Annuitant's beneficiary survives the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

Generally, the Owner also may select his or her own beneficiary. If the Owner dies before the Annuitant's Retirement Date, an Owner's beneficiary will become the Owner of the contract and may be required to receive benefit distributions.

Annuity Benefits

All annuity benefits under your contract are calculated as of the Retirement Date selected by you. The Retirement Date can be changed by written notice to the Administrative Office any time prior to the Retirement Date. The Retirement Date may be no later than your 85th birthday or the tenth contract anniversary, whichever is later. The terms of the contracts applicable to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may take the form of a lump sum payment or an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied for the purchase of an annuity benefit will be the Adjusted Account Value, except that the Cash Value will be the amount applied if the annuity benefit does not have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment without a withdrawal charge applying.

Annuities

Alternate forms of annuity benefits can provide for fixed or variable payments which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Separate Account Divisions. For any annuity, the minimum amount applied to the annuity must be $2,000 and the minimum initial payment must be at least $20.

If you have not already selected a form of annuity, we will send you, within six months prior to your Retirement Date, an appropriate notice form on which you may indicate the type of annuity you desire or confirm to us that the normal form of annuity, as defined below, is to be provided. However, if we do not receive a completed form from you on or before your Retirement Date, we will deem the Retirement Date to have been extended until we receive your written instructions at our Administrative Office. During such extension, the values under your contract in the various Investment Options will remain invested in such options and amounts remaining in Variable Account Options will continue to be subject to the investment risks associated with those Options. However, your Retirement Date cannot be extended beyond your 85th birthday or the tenth contract anniversary, whichever is later. You will receive a lump sum benefit if you do not make an election by such date.

We currently offer the following types of annuities:

A period certain annuity provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the payee) for a fixed period. The amount is determined by the period selected. The Annuitant, or if the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.

A period certain life annuity provides for fixed or variable payments, or both, for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You may not change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The normal form of annuity is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A life income annuity provides fixed payments for the life of the payee or the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity cannot be changed or redeemed for a lump sum payment by the Annuitant or any payee.

Annuity Payments

Fixed annuity payments will not change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If Integrity's current annuity rates then in effect would yield a larger payment, those current rates will apply instead of the tables.

Variable annuity payments are funded only in the Separate Account Divisions through the purchase of annuity units. The Variable Account Option or Options selected cannot be changed after annuity payments begin. The SAI provides further information concerning the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period which includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option or Options selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

Timing of Payment

We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be deferred, however, for any period during which (1) the New York Stock Exchange has been closed or trading on it is restricted; (2) sales of securities or determination of the fair value of Separate Account assets is not reasonably practicable because of an emergency; or (3) the SEC, by order, permits Integrity to defer action in order to protect persons with interests in the Separate Account. Integrity can defer payment of your Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

How You Make Requests and Give Instructions

When you communicate in writing with our Administrative Office, use the address on the first page of this prospectus. Your request or instruction cannot be honored unless it is in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

PART 6 - VOTING RIGHTS

Fund Voting Rights

Integrity is the legal owner of the shares of the Funds held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Funds' Board of Directors, to ratify the selection of independent auditors for the Funds, and on any other matters described in the Funds' current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We will send you Fund proxy materials and a form for giving us voting instructions.

If we do not receive instructions in time from all Owners, we will vote shares in a Portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we are not responsible for any failure by your employer to solicit your instructions or to communicate your instructions to us. We will vote any Fund shares that we are entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Funds in our own right or to restrict Owner voting, we may do so.

How We Determine Your Voting Shares

You may participate in voting only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Fund shares in each Variable Account Option that are attributable to your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Funds' Board for the Funds' shareholders' meeting. The record date for this purpose must be no more than 60 days before the meeting of the Funds. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

How Fund Shares Are Voted

All Fund shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) which require collective approval. On matters on which the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. To the extent shares of the Funds are sold to separate accounts of other insurance companies, the shares voted by such companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by Integrity from its Owners.

Separate Account Voting Rights

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you will be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We will cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

PART 7 - TAX ASPECTS OF THE CONTRACTS

Introduction

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations and is not intended to be tax advice. It is based upon understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the qualified plan, any person contemplating the purchase of a contract, contemplating selection of annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

Your Contract is an Annuity

Under the federal tax law, any individual can purchase an annuity with after-tax dollars and exclude any annuity earnings in taxable income until an actual distribution is taken from the annuity. Alternatively, the individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan.

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (nonqualified annuity), and some of the special tax rules which apply to an annuity purchased to fund a tax-favored retirement program, (qualified annuity). A qualified annuity may restrict your rights and benefits in order to qualify for its special treatment under the federal tax law.

Taxation of Annuities Generally

Section 72 of the Internal Revenue Code of 1986, as amended (the Code), governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a contract until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons cannot defer the taxation of current income credited to the contract unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or divorced spouse), any increase in its value will be taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.

Section 72 provides that the proceeds of a full or partial withdrawal from a contract prior to the date on which annuity payments begin are treated first as taxable income to the extent that the Account Value exceeds the "investment" or "basis" in the contract and then as non-taxable recovery of the investment or basis in the contract. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, less any amounts previously withdrawn which were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 which were rolled over to the contract in a tax-free exchange.

Once annuity payments begin, the Annuitant recovers a portion of the investment tax-free from each payment. The non-taxable portion of each payment is based on the ratio of the Annuitant's investment to his or her expected return under the contract (exclusion Ratio). The remainder of each payment will be ordinary income.

After you have recovered your total investment, future payments are fully included in income. If the Annuitant dies prior to recovering the total investment, a deduction for the remaining basis will generally be allowed on the Annuitant's final federal income tax return.

Withholding of federal income taxes on all distributions may be required unless the recipient who is eligible elects not to have any amounts withheld and properly notifies Integrity of that election.

The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, a tax penalty of 10% applies to the taxable portion of a distribution unless the distribution is: (1) on or after the date on which the taxpayer attains age 59-1/2; (2) as a result of the death of the Owner; (3) attributable to the taxpayer becoming disabled within the meaning of Code Section 72(m)(7); (4) from certain qualified plans (note, however, other penalties may apply); (5) under a qualified funding asset (as defined in Section 130(d) of the Code); (6) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service; or (7) under an immediate annuity as defined in Code Section 72(u)(4).

All annuity contracts issued by Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

Distribution-at-Death Rules

Under section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the remaining portion of such interest must be distributed at least as quickly as the method in effect on the date of the Owner's death; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years after the date of the Owner's death. To the extent such interest is payable to a beneficiary, however, such interest may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions commence within one year after the Owner's death. If the beneficiary is the spouse of the Owner, the contract (along with the deferred tax status) may be continued in the name of the spouse as the Owner.

If the Owner is not an individual, the "primary annuitant," as defined in the Code, is considered the Owner. The primary annuitant is the individual who is of primary importance in affecting the timing of the amount of payout under a contract. In addition, when the Owner is not an individual, a change in the primary annuitant is treated as the death of the Owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied at the death of the first Owner.

Diversification Standards

Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. The investment manager for the Funds monitors the investments in order to comply with the regulations to assure that the contracts continue to be treated as annuities for federal income tax purposes.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

Tax-Favored Retirement Programs

The contract is designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. Therefore, no attempt is made to provide more than general information about the use of contracts with the various types of qualified plans.

Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract.

Individual Retirement Annuities
-------------------------------

Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish an IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. An individual may also rollover amounts distributed from another IRA or another tax-favored retirement program to an IRA contract. Your IRA contract will be issued with a rider outlining the special terms of your contract which apply to IRAs.

Tax Sheltered Annuities
-----------------------

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms which apply to a TSA.

Simplified Employee Pensions
----------------------------

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAs) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

Corporate and Self-Employed (H.R. 10 and Keogh) Pension and Profit Sharing Plans
--------------------------------------------------------------------------------

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt
-------------------------------------------------------------------------
Organizations
-------------

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. If the plan is in existence on August 20, 1996, the employer need not establish a trust, custodial account, or annuity contract until January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

Distributions Under Tax-Favored Retirement Programs

Distributions from tax-favored plans are subject to certain restrictions. Prior to the enactment of the 1996 SBJPA, distributions of minimum amounts specified by the Code must have commenced by April 1 of the calendar year following the calendar year in which the participant reaches age 70-1/2. The SBJPA provides participants in qualified plans, with the exception of five-percent owners and IRA holders, to begin receiving distributions by April 1 of the calendar year following the later of either (i) the calendar year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions. However, the SBJPA of 1996 has suspended the excise tax on excess distributions. The provision relating to the excise tax on excess distributions is effective with respect to distributions received in 1997, 1998 and 1999.

Distributions from a tax-favored plan (not including an IRA subject to Code
Section 408) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or an IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

Federal and State Income Tax Withholding

Integrity will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a contract unless the distributee notifies Integrity at or before the time of the distribution of an election not to have any amounts withheld. In certain circumstances, Integrity may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

Impact of Taxes to Integrity

The contracts provide that Integrity may charge the Separate Account for taxes. Integrity can also set up reserves for taxes.

Transfers Among Investment Options

There will not be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals

We offer a program for systematic withdrawals that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one business day after our receipt of the form. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the systematic withdrawal program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended.

Amounts withdrawn by you under the systematic withdrawal program may be within the free withdrawal amount in which case neither a contingent withdrawal charge nor a Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. Amounts withdrawn under the systematic withdrawal program in excess of the free withdrawal amount will be subject to a contingent withdrawal charge and a Market Value Adjustment if applicable. Withdrawals also may be subject to the 10% federal tax penalty for early withdrawals under the contracts and to income taxation. See Part 7, "Tax Aspects of the Contracts."

Dollar Cost Averaging

We offer a dollar cost averaging program under which allocations to the VIP Money Market Option are automatically transferred on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must specify a dollar amount to be transferred into each Variable Account Option, and the current minimum transfer to each Option is $250. No transfer charge will apply to transfers under our dollar cost averaging program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

To enroll under our dollar cost averaging program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the dollar cost averaging program at any time. If you do not have sufficient funds in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.

Systematic Transfer Program

We also offer a systematic transfer program under which contributions to the STO are automatically transferred on a monthly or quarterly basis, as selected by you, to one or more other Investment Options. Your STO contributions will be transferred in equal installments of not less than $1,000 over a one year period. If you do not have sufficient funds in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will be ended. Any funds remaining in the STO at the end of the one year period during which transfers are required to be made will be transferred at the end of such period on a pro rata basis to the Options previously elected by you for this program. No transfer charge will apply to transfers under our systematic transfer program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

To enroll under our systematic transfer program, you must deliver the appropriate administrative form to our Administrative Office. We reserve the right to terminate the systematic transfer program in whole or in part, or to place restrictions on contributions to the program. This program may not be currently available in some states.

Individual Asset Rebalancing

We offer an individual asset rebalancing program whereby you can select the frequency for rebalancing. Frequencies available include rebalancing monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among such Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. No transfer charge will apply to transfers under our Individual Asset Rebalancing program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

Fixed Accounts are not eligible for the Individual Asset Rebalancing program.

To enroll under our Individual Asset Rebalancing program, you must deliver the appropriate administrative form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the Individual Asset Rebalancing program. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Individual Asset Rebalancing program is in effect. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the Individual Asset Rebalancing program at any time.

Systematic Contributions

We offer a program for systematic contributions that allows you to pre-authorize monthly withdrawals from your checking account for payment to us. To enroll under our program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon 30 days' prior written notice. Your participation may be terminated by us if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.

Performance Information

Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. Performance data for any Option reflects only the performance of a hypothetical investment in the Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time period, and it should not be considered as a representation of performance to be achieved in the future.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Option of all distributions and the deduction of applicable contract charges and expenses, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period indicated. Total returns also may be shown that do not take into account the contingent withdrawal charge or the annual administrative charge applicable where the Account Value is less than $50,000 at the end of a contract year.

A cumulative total return reflects an Option's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Option's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Option's returns, you should recognize that they are not the same as actual year-by-year results.

Some Options may also advertise yield. These measures reflect the income generated by an investment in the Option over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent withdrawal charge.

The VIP Money Market Option may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Option over a specified 7-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in such Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the SAI.

APPENDIX A

                   ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

             Contribution: ...................... $50,000.00

             GRO Account duration: .............. 6 Years

             Guaranteed Interest Rate: .......... 5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. No contingent withdrawal charge applies to transfers.

The GRO Value for this $50,000 contribution is $67,004.78 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we do not declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been three years remaining in your GRO Account. These examples also show the withdrawal charge which would be calculated separately.

Example of a Downward Market Value Adjustment:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.5% for a three-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

     -0.0483785 = [(1 + .05)/36/12/ / (1 + .065 + .0025)/36/12/]- 1

The Market Value Adjustment is a reduction of $2,800.21 from the GRO Value:

     -$2,800.21 = -0.0483785 X $57,881.25

The Market Adjusted Value would be:

     $55,081.04 = $57,881.25 - $2,800.21

A withdrawal charge of 4% would be assessed against the $50,000 original contribution:

     $2,000.00 = $50,000.00 X .04

Thus, the amount payable on a full withdrawal would be:

     $53,081.04 = $57,881.25 - $2,800.21 - $2,000.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

Greater of:

     a)   $5,788.13 = $57,881.25 X .10

          or

     b)   $2,756.25 = gain in prior contract year

     Free Amount = $5,788.13

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be:

     - $687.55 = -0.0483785 X $14,211.87

The withdrawal charge would be:

     $620.81 = [($14,211.87 + $687.55)/(1 - .04)] - ($14,211.87 + 687.55)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,308.36 = $20,000.00 + $687.55 + $620.81

The ending Account Value would be:

     $36,572.89 = $57,881.25 - $21,308.36

Example of an Upward Market Value Adjustment:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a three-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

     0.0217384 = [(1 + .05)/36/12/ / (1 + .04 + .0025)/36/12/]- 1

The Market Value Adjustment is an increase of $1,258.25 to the GRO Value:

     $1,258.25 = 0.0217384 X $57,881.25

The Market Adjusted Value would be:

     $59,139.50 = $57,881.25 + $1,258.25

A withdrawal charge of 4% would be assessed against the $50,000 original contribution:

     $2,000.00 = $50,000.00 X .04

Thus, the amount payable on a full withdrawal would be:

     $57,139.50 = $57,881.25 + $1,258.25 - $2,000.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

         Free Amount = $5,788.13

     Non-Free Amount = $14,211.87

The Market Value Adjustment would be:

     $308.94 = .0217384 X $14,211.87

The withdrawal charge would be:

     $572.29 = [($14,211.87 - $308.94)/(1 - .04)] - ($14,211.87 - $308.94)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $20,270.35 = $20,000.00 - $308.94 + $579.29

The ending Account Value would be:

     $37,610.90 = $57,881.25 - $20,270.35

Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1997

                                      FOR

                                 GRANDMASTER II

                       FLEXIBLE PREMIUM VARIABLE ANNUITY

                                   ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                      AND

                     FUNDED THROUGH ITS SEPARATE ACCOUNT I



                               Table of Contents

Page
Part 1 - Integrity and Custodian..................................................  2
Part 2 - Distribution of the Contracts............................................  3
Part 3 - Performance Informatio...................................................  3
Part 4 - Determination of Annuity Unit Values..................................... 10
Part 5 - Death Benefit Information for Contracts Issued Prior to January 1, 1996.. 11
Part 6 - Financial Statements..................................................... 12

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1997. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 182080, Columbus, Ohio 43218, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity is an Ohio stock life insurance company that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202, and it maintains administrative offices in Columbus, Ohio. Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM Securities), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) ARM Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency. Approximately 91% of the outstanding voting stock of ARM is owned by The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., and MSCP III 892 Investors, L.P., each of which is a Delaware limited partnership (collectively, the MSCP Funds). The MSCP Funds are private equity funds sponsored by Morgan Stanley Group Inc., a Delaware corporation that, through its subsidiaries, provides a wide range of financial services on a global basis (Morgan Stanley). The general partner of each of the MSCP Funds is a wholly owned subsidiary of Morgan Stanley. Oldarm Limited Partnership, a Kentucky limited partnership, New ARM, LLC, a Kentucky limited liability company, and certain current and former employees and management of ARM own in the aggregate approximately 9% of the voting stock of ARM.

No person has the direct or indirect power to control Morgan Stanley except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. Morgan Stanley is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 31% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley and its predecessor.

Beginning in 1994, ARM provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by Integrity for management services in 1995 and 1996, including services applicable to the Registrant, were $7,462,365 and $13,823,048, respectively.

Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A"
(Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity does not guarantee the investment performance of the portfolios, and these ratings do not reflect protection against investment risk.

Under prior management, Integrity was subject to a consent order in the State of Florida under which it was precluded from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity came to be fully in compliance with the investment limitations of the State of Florida and a request for full relief from the consent order was granted by the Florida Department of Insurance on November 4, 1994.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of 7.5% of initial contribution and 7% of additional contributions, plus .50% trail commission paid on Account Value after the 8th Contract Year. The amount of distribution allowances paid was $7,813,058, $6,110,040, and $5,858,050 for the years ended December 31, 1996, 1995, and 1994, respectively. No distribution allowances were retained by ARM Securities during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the contracts.


PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Total Returns

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Any such total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those currently applicable under the contract. Total returns may be shown simultaneously that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T)/n/ = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

Cumulative total returns are unaveraged and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

Yields

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

Current yield and effective yield are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the base period), and stated as a percentage of the investment at the start of the base period (the base period return). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = {(Base Period Return) + 1)/365/7/} - 1

The table below provides average annual total returns for each Option for the One and Three Year Periods ended December 31, 1996 and from inception through December 31, 1996. The "contract continues" columns show returns if the contract continues and is not terminated, and the "contract surrendered" columns show returns if the contract is surrendered at the end of the period, in which case contingent withdrawal charges may apply. The performance information is based on the historical investment experience of the Options and does not indicate or represent future experience.

                          Average Annual Total Returns for One and
                   Three Year Periods Ended 12/31/96 and Since Inception*

                    Period Since Inception         One Year Period         Three Year Period
                    ----------------------         ---------------         -----------------
                                 Contract                    Contract
                   Contract     Surrendered    Contract     Surrendered
Option             Continues     12/31/96      Continues     12/31/96      Contract Continues
------             ---------    -----------    ---------    -----------    ------------------
VIP Equity-Income    16.19%        15.92%        12.73%         6.65%            16.64%

VIP II Asset
Manager               9.83%         9.50%        13.04%         6.97%             6.51%

VIP Growth           15.07%        14.79%        13.14%         7.07%            14.22%

VIP Overseas          7.81%         7.46%        11.67%         5.60%             6.64%

VIP II Investment
Grade Bond            6.13%         5.76%         1.78%        -4.29%             3.80%

VIP II Index 500     15.21%        14.43%        21.15%        15.07%            17.79%

VIP High Income      10.83%         9.98%        12.48%         6.40%             9.13%

VIP II Asset
Manager: Growth      20.47%        17.69%        18.30%        12.23%             n/a

VIP II Contrafund    28.77%        26.15%        19.66%        13.58%             n/a

VIP III Balanced      n/a           n/a           n/a           n/a               n/a

VIP III Growth &
Income                n/a           n/a           n/a           n/a               n/a

VIP III Growth
Opportunities         n/a           n/a           n/a           n/a               n/a

*The inception date for each Option is set forth in the table below.

The table below provides cumulative total returns for each Option from inception through December 31, 1996, and for the One and Three Year Periods ended December 31, 1996. The "contract continues" columns show returns if the contract continues and is not terminated, and the "contract surrendered" column shows returns if the contract is surrendered at the end of the period, in which case contingent withdrawal charges apply. The performance information is based on the historical investment experience of the Options and does not indicate or represent future experience.

       Cumulative Total Returns for Period Since Inception to 12/31/96, and for the One and Three Year Periods ended 12/31/96

                    Period Since Inception     One Year     Three Year
                    ----------------------     --------     ----------
                                 Contract
                   Contract     Surrendered    Contract     Contract      Inception
Option             Continues     12/31/96      Continues    Continues       Date*
------             ---------    -----------    ---------    ---------     ---------
VIP Equity-Income    122.58%      120.18%        12.73%       58.68%      09/03/91

VIP II Asset
Manager               64.84%       62.44%        13.04%       20.83%      09/03/91

VIP Growth           111.35%      108.95%        13.14%       49.02%      09/03/91

VIP Overseas          49.30%       46.90%        11.67%       21.26%      09/03/91

VIP II Investment
Grade Bond            37.33%       34.93%         1.78%       11.85%      09/03/91

VIP II Index 500      71.99%       67.70%        21.15%       63.44%      03/04/93

VIP High Income       48.82%       44.53%        12.48%       29.98%      02/19/93

VIP II Asset
Manager: Growth       42.35%       36.20%        18.30%        n/a        02/08/95

VIP II Contrafund     61.50%       55.36%        19.66%        n/a        02/08/95

VIP III Balanced       n/a          n/a           n/a          n/a        12/31/96

VIP III Growth &
Income                 n/a          n/a           n/a          n/a        12/31/96

VIP III Growth
Opportunities          n/a          n/a           n/a          n/a        12/31/96

*Inception Dates reflect date of first trade.

Performance Comparisons

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (Lipper) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Consumer's Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Global Investor, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the Lehman Government Index) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the Lehman Government/ Corporate Index) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the Lehman Government/Corporate Intermediate Index) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the Value Line Investment Survey.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Stocks, Bonds, Bills and Inflation, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by Integrity or any of the Sub-Advisers derived from such indices or averages.

Individualized Computer Generated Illustrations

Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.


PART 4 - DETERMINATION OF ANNUITY UNIT VALUES

The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% and 3.5% a year, respectively. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

 * .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or

 * .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same. Each of the first three monthly payments will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where the Company's current annuity rates are used, contributions in the current and five prior participation years will qualify for the Company's current individual annuity rates applicable to funds derived from sources outside the Company. The balance of the proceeds will qualify for the Company's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day together with any non-business day or consecutive non-business day immediately preceding such business day will constitute a valuation period.

Illustration of Changes in Annuity Unit Values. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.

For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments commence. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date the Company receives a written request for lump sum payment of remaining values. Assets held in the Account at least equal to all statutory reserves required for such Separate Account.

PART 5 - DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED PRIOR TO JANUARY 1, 1996

Notwithstanding anything in the prospectus to the contrary, for contracts issued during 1995, the amount of the death benefit is the greatest of:
     .   your Adjusted Account Value
     . the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
     .   your total contributions less the sum of withdrawals

Notwithstanding anything in the prospectus to the contrary, for contracts issued prior to January 1, 1995, the amount of the death benefit is the greatest of:
     .   your Adjusted Account Value
     . the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals
     .   your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments applicable to such withdrawals.


PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of the Separate Account as of December 31, 1996, and for the periods indicated in the financial statements and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 1996 and 1995 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

                             Financial Statements

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                               December 31, 1996
                      With Report of Independent Auditors

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                             Financial Statements


                               December 31, 1996


                                   Contents



Report of Independent Auditors................................................1

Audited Financial Statements

Statement of Assets and Liabilities...........................................2
Statement of Operations.......................................................4
Statements of Changes in Net Assets...........................................6
Notes to Financial Statements................................................10

                        Report of Independent Auditors

Contract Holders
Separate Account I of Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account I of Integrity Life Insurance Company (comprising, respectively, the Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth, and Contrafund Divisions) as of December 31, 1996, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned in Variable Insurance Products Fund and Variable Insurance Products Fund II (Fidelity VIP Funds) as of December 31, 1996, by correspondence with the transfer agent of the Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Integrity Life Insurance Company Separate Account I at December 31, 1996, and the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                        /s/ Ernst & Young LLP



Louisville, Kentucky
April 18, 1997

            Separate Account I of Integrity Life Insurance Company

                      Statement of Assets and Liabilities

                               December 31, 1996

                                                      Money                           Equity-
                                                     Market       High Income         Income        Growth         Overseas
                                                    Division       Division          Division      Division        Division
                                                  -----------------------------------------------------------------------------
Assets
Investments in Fidelity VIP Funds at value
 (cost of $364,279,014 in the aggregate)            $27,668,954     $24,732,893     $82,088,400   $78,547,595     $32,238,102

Liabilities
Payable to (receivable from) the general
 account of Integrity                                    14,686           5,226           8,540        (6,384)            609
                                                    --------------------------------------------------------------------------

Net assets                                          $27,654,268     $42,727,667     $82,079,860   $78,553,979     $32,237,493
                                                    ===========================================================================

Unit value                                          $     15.03     $     14.88     $     27.57   $     33.98     $     17.98
                                                    ===========================================================================

Units outstanding                                     1,839,938       2,871,483       2,977,144     2,311,771       1,792,964
                                                    ===========================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                               December 31, 1996

                                                                                             Asset
                                                 Investment      Asset                      Manager:
                                                 Grade Bond     Manager       Index 500     Growth       Contrafund
                                                  Division      Division      Division     Division       Division         Total
                                               -------------------------------------------------------------------------------------
Assets
Investments in Fidelity VIP Funds at value
 (cost of $364,279,014 in the aggregate)         $14,955,631   $58,647,566   $20,774,010  $ 6,832,743   $38,479,268     $402,965,162

Liabilities
Payable to (receivable from) the general
 account of Integrity                                 (1,915)        2,154        (1,560)       2,912           472           24,740
                                                 -----------------------------------------------------------------------------------

Net assets                                       $14,957,546   $58,645,412   $20,775,570  $ 6,829,831   $38,478,796     $402,940,422
                                                 ===================================================================================

Unit value                                       $     18.53   $     21.65   $     17.20  $     14.23   $     16.15
                                                 ===================================================================

Units outstanding                                    807,207     2,708,795     1,207,882      479,960     2,382,588
                                                 ===================================================================

See accompanying notes.

                                      Separate Account I of Integrity Life Insurance Company

                                                      Statement of Operations

                                                   Year Ended December 31, 1996




                                                            Money                         Equity-
                                                            Market       High Income       Income         Growth         Overseas
                                                           Division       Division        Division       Division        Division
                                                         --------------------------------------------------------------------------
Investment income
  Reinvested dividends from Fidelity VIP Funds           $2,077,792       $2,788,700    $ 2,695,924    $ 3,656,936      $  569,919

Expenses
  Mortality and expense risk and
   administrative charges                                   543,822          454,923        967,411        861,617         378,399
                                                         --------------------------------------------------------------------------
Net investment income (loss)                              1,533,970        2,333,777      1,728,513      2,795,319         191,520

Realized and unrealized gain (loss)
 on investments
  Net realized gain on sales
   of investments                                                 -        1,751,094      2,121,848      6,441,843         648,251
  Net unrealized appreciation (depreciation)
   of investments:
    Beginning of period                                      (1,163)       1,820,824      8,678,431      7,671,018       1,015,935
    End of period                                                17        1,712,483     13,214,606      5,155,205       3,176,319
                                                         --------------------------------------------------------------------------
  Change in net unrealized appreciation/
   depreciation during the period                             1,180         (108,341)     4,536,175     (2,515,813)      2,160,384
                                                         --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment         1,180        1,642,753      6,658,023      3,926,030       2,808,635
                                                         --------------------------------------------------------------------------
Net increase in net assets resulting from operations     $1,535,150       $3,976,530    $ 8,386,536    $ 6,721,349      $3,000,155
                                                         ==========================================================================


See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                         Year Ended December 31, 1996

                                                          Investment                             Asset
                                                             Grade       Asset                  Manager:
                                                             Bond       Manager    Index 500     Growth     Contrafund
                                                           Division    Division     Division    Division     Division       Total
                                                          --------------------------------------------------------------------------
Investment income
  Reinvested dividends from Fidelity VIP Funds            $ 580,069   $3,679,957   $  321,571   $341,274    $  148,076   $16,860,218

Expenses
  Mortality and expense risk and
    administrative charges                                  171,455      784,805      180,553     58,740       358,537     4,760,262
                                                          --------------------------------------------------------------------------
Net investment income (loss)                                408,614    2,895,152      141,018    282,534      (210,461)   12,099,956

Realized and unrealized gain (loss)
  on investments
    Net realized gain on sales
      of investments                                        240,589      586,105      895,378     83,953     1,902,313    14,671,374
    Net unrealized appreciation (depreciation)
      of investments:
         Beginning of period                                889,374    4,628,621      966,863      7,420       726,334    26,403,657
         End of period                                      508,186    8,077,051    2,528,584    365,540     3,948,157    38,686,148
                                                          --------------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                       (381,188)   3,448,430    1,561,721    358,120     3,221,823    12,282,491
                                                          --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments     (140,599)   4,034,535    2,457,099    442,073     5,124,136    26,953,865
                                                          --------------------------------------------------------------------------
Net increase in net assets resulting from operations      $ 268,015   $6,929,687   $2,598,117   $724,607    $4,913,675   $39,053,821
                                                          ==========================================================================



See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1996

                                                                                      Equity-
                                                        Money Market   High Income     Income        Growth       Overseas
                                                          Division      Division      Division      Division      Division
                                                        --------------------------------------------------------------------
Increase (decrease) in net assets from operations
    Net investment income (loss)                        $  1,533,970   $ 2,333,777   $ 1,728,513   $ 2,795,319   $   191,520
    Net realized gain on sales of investments                      -     1,751,094     2,121,848     6,441,843       648,251
    Change in net unrealized appreciation/
      depreciation during the period                           1,180      (108,341)    4,536,175    (2,515,813)    2,160,384
                                                        --------------------------------------------------------------------
Net increase in net assets resulting from operations       1,535,150     3,976,530     8,386,536     6,721,349     3,000,155

Increase (decrease) in net assets from contract
  related transactions
    Contributions from contract holders                   34,330,875     5,779,865    22,514,540    14,358,955     6,261,045
    Contract terminations and benefits                    (6,208,045)   (1,524,016)   (4,704,707)   (3,893,678)   (1,526,278)
    Net transfers among investment options               (28,366,403)    4,880,594       484,110    11,341,667     3,436,687
                                                        --------------------------------------------------------------------
Net increase (decrease) in net assets derived from
  contract related transactions                             (243,573)    9,136,443    18,293,943    21,806,944     8,171,454
                                                        --------------------------------------------------------------------
Increase in net assets                                     1,291,577    13,112,973    26,680,479    28,528,293    11,171,609

Net assets, beginning of year                             26,362,691    29,614,694    55,399,381    50,025,686    21,065,884
                                                        --------------------------------------------------------------------

Net assets, end of year                                 $ 27,654,268   $42,727,667   $82,079,860   $78,553,979   $32,237,493
                                                        ====================================================================
Unit transactions
    Contributions                                          2,336,691       407,773       878,376       442,061       363,533
    Terminations and benefits                               (431,061)     (118,461)     (182,775)     (140,423)      (89,813)
    Net transfers                                         (1,888,838)      343,721        16,646       344,276       210,804
                                                        --------------------------------------------------------------------
Net increase (decrease) in units                              16,792       633,033       712,247       645,914       484,524
                                                        ====================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                         Year Ended December 31, 1996

                                                                                              Asset
                                                  Investment      Asset                      Manager:
                                                  Grade Bond     Manager       Index 500      Growth     Contrafund
                                                   Division      Division      Division      Division     Division        Total
                                                  ---------------------------------------------------------------------------------
Increase (decrease) in net assets from
  operations
    Net investment income (loss)                  $   408,614   $ 2,895,152   $   141,018   $  282,534   $  (210,461)  $ 12,099,956
    Net realized gain on sales of investments         240,589       586,105       895,378       83,953     1,902,313     14,671,374
    Change in net unrealized appreciation/
      depreciation during the period                 (381,188)    3,448,430     1,561,721      358,120     3,221,823     12,282,491
                                                  ---------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                          268,015     6,929,687     2,598,117      724,607     4,913,675     39,053,821

Increase (decrease) in net assets from
  contract related transactions
    Contributions from contract holders             3,378,025     6,136,455     7,410,209    2,833,347    11,316,760    114,320,076
    Contract terminations and benefits               (838,675)   (5,296,646)     (418,288)    (248,404)   (1,179,766)   (25,838,503)
    Net transfers among investment options            738,417    (6,065,460)    4,442,889    1,413,371     8,997,882      1,303,754
                                                  ---------------------------------------------------------------------------------
Net increase (decrease) in net assets derived
  from contract related transactions                3,277,767    (5,225,651)   11,434,810    3,998,314    19,134,876     89,785,327
                                                  ---------------------------------------------------------------------------------
Increase in net assets                              3,545,782     1,704,036    14,032,927    4,722,921    24,048,551    128,839,148

Net assets, beginning of year                      11,411,764    56,941,376     6,742,643    2,106,910    14,430,245    274,101,274
                                                  ---------------------------------------------------------------------------------

Net assets, end of year                           $14,957,546   $58,645,412   $20,775,570   $6,829,831   $38,478,796   $402,940,422
                                                  =================================================================================
Unit transactions
    Contributions                                     186,436       309,032       466,833      218,521       802,193
    Terminations and benefits                         (47,054)     (261,549)      (26,888)     (18,720)      (84,387)
    Net transfers                                      40,805      (312,128)      293,103      105,021       595,875
                                                  ------------------------------------------------------------------
Net increase (decrease) in units                      180,187      (264,645)      733,048      304,822     1,313,681
                                                  ==================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1995

                                                           Money           High        Equity-
                                                           Market         Income        Income        Growth       Overseas
                                                          Division       Division      Division      Division      Division
                                                        --------------------------------------------------------------------
Increase (decrease) in net assets from operations
    Net investment income (loss)                        $    906,411   $   602,161   $ 1,588,847   $  (357,201)  $  (111,143)
    Net realized gain (loss) on sales of investment                0       421,460       398,434     1,747,660        74,370
    Change in net unrealized appreciation/
      depreciation during the period                          (1,390)    1,857,004     8,371,137     7,520,931     1,404,411
                                                        --------------------------------------------------------------------
Net increase in net assets resulting from operations         905,021     2,880,625    10,358,418     8,911,390     1,367,638

Increase (decrease) in net assets from contract
  related transactions
    Contributions from contract holders                   20,334,306    11,774,062    15,978,463    14,692,149     5,584,300
    Contract terminations and benefits                    (3,262,823)     (651,621)   (2,258,085)   (2,305,745)   (1,398,897)
    Net transfers among investment options               (10,489,510)    4,609,207     9,173,422     6,493,844    (3,417,808)
                                                        --------------------------------------------------------------------
Net increase (decrease) in net assets derived
  from contract related transactions                       6,581,973    15,731,648    22,893,800    18,880,248       767,595
                                                        --------------------------------------------------------------------
Increase (decrease) in net assets                          7,486,994    18,612,273    33,252,218    27,791,638     2,135,233

Net assets, beginning of year                             18,875,697    11,002,421    22,147,163    22,234,048    18,930,651
                                                        --------------------------------------------------------------------

Net assets, end of year                                 $ 26,362,691   $29,614,694   $55,399,381   $50,025,686   $21,065,884
                                                        ====================================================================
Unit transactions
    Contributions                                          1,439,814       920,318       733,711       553,520       364,819
    Terminations and benefits                               (239,468)      (50,330)     (109,024)      (84,599)      (92,992)
    Net transfers                                           (740,572)      379,055       433,527       208,262      (235,605)
                                                        --------------------------------------------------------------------
Net increase (decrease) in units                             459,774     1,249,043     1,058,214       677,183        36,222
                                                        ====================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                         Year Ended December 31, 1995

                                                                                                Asset
                                                        Investment      Asset                  Manager:
                                                        Grade Bond     Manager    Index 500     Growth    Contrafund
                                                         Division     Division     Division    Division*   Division*      Total
                                                       ----------------------------------------------------------------------------
Increase (decrease) in net assets from operations
    Net investment income (loss)                       $   126,177  $    452,675  $   (6,023) $   73,421  $   101,348  $  3,376,673
    Net realized gain (loss) on sales of investments       (41,212)      773,658     135,255      20,837      306,555     3,837,017
    Change in net unrealized appreciation/
      depreciation during the period                     1,231,959     6,870,698     948,687       7,420      726,334    28,937,191
                                                       ----------------------------------------------------------------------------
Net increase in net assets resulting from operations     1,316,924     8,097,031   1,077,919     101,678    1,134,237    36,150,881

Increase (decrease) in net assets from contract
  related transactions
    Contributions from contract holders                  2,732,767     7,813,632   2,590,878   1,618,000    9,189,750    92,308,307
    Contract terminations and benefits                    (598,195)   (4,780,955)   (211,930)     (7,244)     (78,792)  (15,554,287)
    Net transfers among investment options                 814,239   (12,437,415)    997,890     394,476    4,185,050       323,395
                                                       ----------------------------------------------------------------------------
Net increase (decrease) in net assets derived
  from contract related transactions                     2,948,811    (9,404,738)  3,376,838   2,005,232   13,296,008  $ 77,077,415
                                                       ----------------------------------------------------------------------------
Increase (decrease) in net assets                        4,265,735    (1,307,707)  4,454,757   2,106,910   14,430,245   113,228,296

Net assets, beginning of year                            7,146,029    58,249,083   2,287,886           0            0   160,872,978
                                                       ----------------------------------------------------------------------------
Net assets, end of year                                $11,411,764  $ 56,941,376  $6,742,643  $2,106,910  $14,430,245  $274,101,274
                                                       ============================================================================
Unit transactions
    Contributions                                          159,543       453,078     200,180     141,402      734,758
    Terminations and benefits                              (35,875)     (283,950)    (18,438)       (616)      (9,811)
    Net transfers                                           48,994      (704,833)     74,973      34,352      343,960
                                                       --------------------------------------------------------------
Net increase (decrease) in units                           172,662      (535,705)    256,715     175,138    1,068,907
                                                       ==============================================================

*For the period February 6, 1995 (commencement of operations) to December 31,
 1995.

See accompanying notes.

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                         Notes to Financial Statements

                               December 31, 1996

1. Organization and Significant Accounting Policies

Organization and Nature of Operations

Integrity Life Insurance Company ("Integrity") established Separate Account I (the "Separate Account") on May 19, 1986, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of Integrity.

Integrity is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets.

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or, for certain contract holders, to a guaranteed interest division provided by Integrity, or both. Certain contract holders may also allocate or transfer a portion or all of their account values to one or more fixed guaranteed rate options of Integrity's Separate Account GRO. Certain contract holders may also allocate new contributions to a Systematic Transfer Option ("STO") which accumulates interest at a fixed rate. All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within one year of the contribution.

The Separate Account investment divisions are invested in shares of corresponding investment portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II (collectively the "Fidelity VIP Funds"). The Fidelity VIP Funds are "series" type mutual funds managed by Fidelity Management and Research Company ("Fidelity Management"). The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has ten investment divisions available. The Separate Account introduced three new investment divisions to contract holders on December 31, 1996 which include the Balanced Portfolio, the Growth and Income Portfolio, and the Growth Opportunities Portfolio from the Fidelity VIP Funds. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

investment objectives of the operative portfolios of the Fidelity VIP Funds at December 31, 1996 for this Separate Account.

  Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

  High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower rated, fixed income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities.

  Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing common or preferred stock and the remainder in debt securities.

  Growth Portfolio seeks to achieve capital appreciation, normally by purchase of common stocks, although investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

  Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests 65% of its assets in securities from at least three countries outside North America.

  Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. It will maintain a dollar-weighted average portfolio maturity of ten years or less. For 80% of its assets, the portfolio purchases only securities rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated securities judged by Fidelity Management to be of equivalent quality.

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

  Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments. The expected "neutral" mix of assets, which will occur when the investment adviser concludes there is minimal relative difference in value between the three asset classes, is 50% in equities, 40% in intermediate to long-term bonds and 10% in short-term fixed income instruments. The portfolio's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile.

  Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

  Asset Manager: Growth Portfolio is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds, and short-term instruments. The fund has a neutral mix which represents the general allocation of the fund's investments over the long term. The approximate neutral mix for stocks, bonds and short-term instruments is 70%, 25% and 5%, respectively.

  Contrafund Portfolio is a growth fund which seeks to increase the value of the investment over the long-term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of Integrity.

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

Investments

Investments in shares of the Fidelity VIP Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of instruments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of shares of the Fidelity VIP Funds are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Fidelity VIP Fund portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

Unit Value

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

Taxes

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Investments

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1996 and the cost of shares held at December 31, 1996 for each division were as follows:


       Division               Purchases         Sales            Cost
------------------------------------------------------------------------

Money Market                $107,208,446    $105,909,966    $ 27,668,937
High Income                   51,321,014      39,847,156      41,020,410
Equity-Income                 30,450,353      10,460,425      68,873,794
Growth                        48,195,522      23,635,224      73,392,390
Overseas                      17,273,367       8,855,696      29,061,783
Investment Grade Bond          7,574,318       3,892,069      14,447,445
Asset Manager                  9,362,435      11,733,066      50,570,515
Index 500                     14,321,355       2,745,294      18,245,426
Asset Manager: Growth          5,170,383         887,677       6,467,203
Contrafund                    30,676,620      11,748,693      34,531,111

3. Expenses

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

                             Financial Statements
                               (Statutory Basis)

                       Integrity Life Insurance Company

                    Years Ended December 31, 1996 and 1995
                      with Report of Independent Auditors

                       Integrity Life Insurance Company

                             Financial Statements
                               (Statutory Basis)


                    Years Ended December 31, 1996 and 1995



                                   Contents


Report of Independent Auditors............................................  1

Audited Financial Statements

Balance Sheets (Statutory Basis)..........................................  3
Statements of Operations (Statutory Basis)................................  5
Statements of Changes in Capital and Surplus (Statutory Basis)............  6
Statements of Cash Flows (Statutory Basis)................................  7
Notes to Financial Statements (Statutory Basis)...........................  9

                        Report of Independent Auditors




Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 1996 and 1995, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Integrity Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

                                       /s/ Ernst & Young LLP


Louisville, Kentucky
February 12, 1997

                       Integrity Life Insurance Company

                       Balance Sheets (Statutory Basis)

                                             December 31,
                                          1996          1995
                                       ------------------------
                                            (In Thousands)
Admitted assets
Cash and invested assets:
  Bonds                                $2,482,392    $1,755,236
  Preferred stocks                         42,234         7,604
  Subsidiary                               48,272        39,139
  Mortgage loans                           32,946        38,612
  Real estate                                 497           512
  Policy loans                             98,212        94,642
  Cash and short-term investments          87,009        54,476
  Other invested assets                     6,310        13,754
                                       ------------------------
Total cash and invested assets          2,797,872     2,003,975

Separate accounts assets                  764,060       544,664
Accrued investment income                  29,182        27,806
Receivable for investments sold                 -         6,636
Reinsurance balances receivable             1,702         6,795
Other admitted assets                       1,400         2,892



                                       ------------------------
Total admitted assets                  $3,594,216    $2,592,768
                                       ========================

                                                             December 31,
                                                          1996          1995
                                                       ------------------------
                                                            (In Thousands)

Liabilities and capital and surplus
Liabilities:
  Policy and contract liabilities:
    Life and annuity reserves                          $2,614,118    $1,858,672
    Unpaid claims                                             232         2,121
    Deposits on policies to be issued                         348           702
                                                       ------------------------
  Total policy and contract liabilities                 2,614,698     1,861,495

  Separate accounts liabilities                           759,170       543,081
  Accounts payable and accrued expenses                     3,187         3,659
  Transfers to separate accounts due or accrued, net      (37,533)      (30,146)
  Reinsurance balances payable                             13,473         2,472
  Federal income taxes                                          -         2,986
  Asset valuation reserve                                  13,805        12,410
  Interest maintenance reserve                             38,594        35,217
  Other liabilities                                        24,988        15,567
                                                       ------------------------
Total liabilities                                       3,430,382     2,446,741

Capital and surplus:
  Common stock, $2 par value, 1,500,000 shares
    authorized, issued and outstanding                      3,000         3,000
  Paid-in surplus                                          87,535        87,535
  Unassigned surplus                                       73,299        55,492
                                                       ------------------------
Total capital and surplus                                 163,834       146,027
                                                       ------------------------
Total liabilities and capital and surplus              $3,594,216    $2,592,768
                                                       ========================


See accompanying notes.

                       Integrity Life Insurance Company

                  Statements of Operations (Statutory Basis)

                                                             Year Ended December 31,
                                                                1996         1995
                                                             -----------------------
                                                                  (In Thousands)
Premiums and other revenues:
  Premiums and annuity considerations                         $  7,803    $  14,010
  Deposit-type funds                                           737,791      232,682
  Net investment income                                        171,811      152,365
  Amortization of the interest maintenance reserve               3,090        2,947
  Net gain from operations from Separate Accounts Statement        347          297
  Other revenues                                                13,085       11,654
                                                              ---------------------
Total premiums and other revenues                              933,927      413,955

Benefits paid or provided:
  Death benefits                                                20,012       24,688
  Annuity benefits                                              61,242       39,092
  Surrender benefits                                           248,282      322,569
  Interest on funds left on deposit                             25,204        1,059
  Payments on supplementary contracts                           10,261        9,423
  Increase (decrease) in insurance and annuity reserves        372,699     (125,970)
                                                              ---------------------
Total benefits paid or provided                                737,700      270,861

Insurance and other expenses:
  Commissions                                                   20,270       16,215
  General expenses                                               8,955       11,927
  Taxes, licenses and fees                                         549          794
  Net transfers to separate accounts                           137,570       92,817
  Other expenses                                                 1,085        1,184
                                                              ---------------------
Total insurance and other expenses                             168,429      122,937
                                                              ---------------------
Gain from operations before federal income taxes and
 net realized capital losses                                    27,798       20,157

Federal income tax expense (benefit)                            (3,259)       1,370
                                                              ---------------------
Gain from operations before net realized capital losses         31,057       18,787

Net realized capital losses, less capital gains tax
 expense (1996-$5,738; 1995-$1,543) and excluding net
 gains transferred to the interest maintenance reserve
 (1996-$6,467; 1995-$8,061)                                     (5,015)        (918)
                                                              ---------------------
Net income                                                    $ 26,042      $17,869
                                                              =====================

See accompanying notes.

                       Integrity Life Insurance Company

        Statements of Changes in Capital and Surplus (Statutory Basis)

                    Years Ended December 31, 1996 and 1995

                                                                                                Total
                                                 Common       Paid-In        Unassigned      Capital and
                                                 Stock        Surplus          Surplus         Surplus
                                                 ------------------------------------------------------
                                                                    (In Thousands)
Balances, January 1, 1995                       $3,000       $82,941           $57,600         $143,541
Net income                                                                      17,869           17,869
Net change in unrealized gain
  of subsidiary                                                                  5,174            5,174
Decrease in nonadmitted assets                                                     125              125
Decrease from change in valuation basis                                         (8,593)          (8,593)
Increase in asset valuation reserve                                             (3,884)          (3,884)
Capital contributions                                         19,850                             19,850
Mark to market adjustment for SBM Life                       (15,256)                           (15,256)
Dividends to shareholder                                                       (12,800)         (12,800)
Change in surplus in separate accounts                                          (1,113)          (1,113)
Transfer from separate accounts                                                  1,114            1,114
                                                 ------------------------------------------------------
Balances, December 31, 1995                      3,000        87,535            55,492          146,027

Net income                                                                      26,042           26,042
Net change in unrealized gain of subsidiary                                      9,133            9,133
Decrease in nonadmitted assets                                                      27               27
Increase in asset valuation reserve                                             (1,395)          (1,395)
Dividends to shareholder                                                       (16,000)         (16,000)
Other changes in surplus in separate accounts                                    2,960            2,960
Transfer to separate accounts, net                                              (2,960)          (2,960)
                                                 ------------------------------------------------------
Balances, December 31, 1996                     $3,000       $87,535           $73,299         $163,834
                                                 ======================================================

See accompanying notes.

                       Integrity Life Insurance Company

                  Statements of Cash Flows (Statutory Basis)


                                                         Year Ended December 31,
                                                            1996         1995
                                                         -----------------------
                                                              (In Thousands)

Operations:
  Premiums, policy proceeds, and other
    considerations received                             $  745,594   $  246,692
  Net investment income received                           171,376      153,357
  Commission and expense allowances received
    on reinsurance ceded                                     1,905        2,111
  Benefits paid                                           (341,767)    (395,810)
  Insurance expenses paid                                  (30,246)     (30,624)
  Other income received net of other expenses paid          10,100        8,914
  Net transfers to separate accounts                      (144,958)     (99,721)
  Federal income taxes paid                                 (3,702)           -
                                                         -----------------------
Net cash provided by (used in) operations                  408,302     (115,081)

Investment activities:
Proceeds from sales, maturities, or repayments
  of investments:
    Bonds                                                1,604,304    1,075,864
    Preferred stocks                                        57,895        7,604
    Common stocks                                                -        3,300
    Mortgage loans                                           5,668       50,528
    Real estate                                                  -          638
    Other invested assets                                    7,233        3,360
    Net gains on cash and short-term investments                 9            -
    Miscellaneous proceeds                                     211            -
                                                         -----------------------
Total investment proceeds                                1,675,320    1,141,294
Taxes paid on capital gains                                 (2,312)           -
                                                         -----------------------
Net proceeds from sales, maturities, or repayments
  of investments                                         1,673,008    1,141,294


                       Integrity Life Insurance Company


                                                      Year Ended December 31,
                                                          1996          1995
                                                    ---------------------------
                                                          (In Thousands)

Cost of investments acquired:
  Bonds                                                 1,960,794     1,036,258
  Preferred and common stocks                              92,077        13,340
  Other invested assets                                         -        10,472
                                                    ---------------------------
Total cost of investments acquired                      2,052,871     1,060,070
Net increase in policy loans and premium notes              3,569         4,071
                                                    ---------------------------
Net cash provided by (used in) investment activities     (383,432)       77,153

Financing and miscellaneous activities:
Other cash provided:
  Capital and surplus paid-in                                   -        19,850
  Other sources                                            40,403        16,930
                                                    ---------------------------
Total other cash provided                                  40,403        36,780

Other cash applied:
  Dividends to shareholders                                16,000        12,800
  Other applications, net                                  16,740        12,132
                                                    ---------------------------
Total other cash applied                                   32,740        24,932
                                                    ---------------------------
Net cash provided by financing and
  miscellaneous activities                                  7,663        11,848
                                                    ---------------------------

Net increase (decrease) in cash and short-term
  investments                                              32,533       (26,080)

Cash and short-term investments at beginning of year       54,476        80,556
                                                    ---------------------------
Cash and short-term investments at end of year         $   87,009    $   54,476
                                                    ===========================

See accompanying notes.

                       Integrity Life Insurance Company

               Notes to Financial Statements (Statutory Basis)

                              December 31, 1996


1. Organization and Accounting Policies

Organization

Integrity Life Insurance Company ("Integrity" or the "Company") is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM acquired the Company and its wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), on November 26, 1993 from The National Mutual Life Association of Australasia Limited ("National Mutual"). The Company is domiciled in the state of Ohio. The Company, currently licensed in 45 states and the District of Columbia, and National Integrity provide retail and institutional products throughout the United States to the long-term savings and retirement marketplace.

On June 14, 1995, ARM completed the acquisition of substantially all of the assets and business operations of SBM Company (the "Acquisition"), including all of the issued and outstanding capital stock of SBM Company's subsidiaries, State Bond and Mortgage Life Insurance Company ("SBM Life") and SBM Financial Services, Inc. (which subsequently changed its name to ARM Securities Corporation). By virtue of the Acquisition, ARM acquired control of SBM Certificate Company, a wholly owned subsidiary of SBM Life. Concurrent with the Acquisition, ARM acquired all outstanding shares of the authorized capital stock of SBM Certificate Company from SBM Life for a purchase price of $3.3 million. The designated effective date of the Acquisition was May 31, 1995.

The aggregate purchase price for the Acquisition was $38.8 million. ARM financed the Acquisition by issuing a total of 9,770 shares of ARM's Class A common stock to certain private equity funds managed by a subsidiary of Morgan Stanley Group Inc. and certain private investors for an aggregate sale price of $63.5 million. ARM used proceeds from issuance of the new common equity in excess of the adjusted purchase price for the Acquisition to (i) make a $19.9 million capital contribution to SBM Life, (ii) acquire SBM Certificate Company from SBM Life for $3.3 million, and (iii) provide for fees and expenses related to the Acquisition.

In connection with the Acquisition, on May 31, 1995, SBM Life was permitted to record a direct charge to paid-in surplus of $15.3 million from marking-to-market its entire bond portfolio. ARM's $19.9 million capital contribution to SBM Life was primarily intended

                       Integrity Life Insurance Company

               Notes to Financial Statements (Statutory Basis)

                              December 31, 1996


1. Organization and Accounting Policies (continued)

to replace surplus depleted by the $15.3 million charge. Following the Acquisition, ARM restructured SBM Life's investment portfolio to reduce SBM Life's concentration of investments in collateralized mortgage obligations.

On December 31, 1995, SBM Life was merged with and into the Company. In accordance with the National Association of Insurance Commissioners' (the "NAIC") Annual Statement Instructions, the 1996 and 1995 Annual Statements were prepared as if the merger had occurred on January 1, 1994. The capital stock and paid-in surplus reported at December 31, 1995 represent balances for the Company (adjusted for the aforementioned charge to paid-in surplus and offsetting capital contribution). All remaining SBM Life capital and surplus at that date was included as unassigned surplus.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

  Investments

  Investments in bonds and preferred stocks are reported at amortized cost or market value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated market values used for GAAP.

                       Integrity Life Insurance Company

1.  Organization and Accounting Policies (continued)

    Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

    Subsidiary

    The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

    Policy Acquisition Costs

    Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of future gross profits over the estimated term of the underlying policies.

    Nonadmitted Assets

    Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

                       Integrity Life Insurance Company

1.  Organization and Accounting Policies (continued)

    Premiums

    Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

    Benefit Reserves

    Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    Federal Income Taxes

    Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:



                                                                                              December 31,
                                                                                          1996            1995
                                                                                        -------------------------
                                                                                             (In Thousands)
Net income as reported in the accompanying statutory
  basis financial statements                                                            $  26,042       $  17,869

Deferred policy acquisition costs, net of amortization                                     11,036          16,651
Adjustments to customer deposits                                                           (1,883)         (5,994)
Adjustments to invested asset carrying values at acquisition date                            (412)           (769)
Amortization of value of insurance in force                                                (5,850)         (7,104)
Amortization of interest maintenance reserve                                               (3,090)         (3,906)
Adjustments for realized investment gains                                                   3,373           5,313
Adjustments for federal income tax expense                                                 (6,516)         (4,719)
Investment in subsidiary                                                                    9,498           4,833
Adjustment for SBM Life operating results prior to the Acquisition (see Note 1)                 -           4,604
Other                                                                                      (2,108)          1,274
                                                                                        -------------------------
Net income, GAAP basis                                                                  $  30,090       $  28,052
                                                                                        =========================

                                                                                              December 31,
                                                                                          1996            1995
                                                                                        -------------------------
                                                                                             (In Thousands)
Capital and surplus as reported in the accompanying
  statutory basis financial statements                                                  $ 163,834       $ 146,027

Adjustments to customer deposits                                                         (169,041)       (167,158)
Adjustments to invested asset carrying values at acquisition date                         (15,580)        (18,541)
Asset valuation reserve and interest maintenance reserve                                   81,246          82,941
Value of insurance in force                                                                85,352          91,202
Goodwill                                                                                    6,826           7,090
Deferred policy acquisition costs                                                          54,354          43,318
Net unrealized gains (losses) on available-for-sale securities                             (9,211)         24,127
Other                                                                                       8,238           7,127
                                                                                        -------------------------
Shareholder's equity, GAAP basis                                                        $ 206,018       $ 216,133
                                                                                        =========================

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

  Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds, anticipated prepayments are considered when determining the amortization of discount or premium.

  Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

  Preferred stocks are reported at cost.

  The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

  Short-term investments include investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method.

Benefits

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

Reinsurance

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

Separate Accounts

Separate accounts assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for variable annuity contracts. Separate accounts assets are reported at market value. Surrender charges collectible by the general account in the event of variable policy surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. The operations of the separate accounts are not included in the accompanying financial statements, except for separate accounts with guarantees. Fees charged on separate accounts policyholder deposits are included in other revenues.

Use of Estimates

The preparation of financial statements in compliance with statutory accounting practices requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Reclassifications

Certain prior year amounts have been reclassified to conform with the presentation of the 1996 financial statements. These reclassifications resulted in an immaterial increase in prior year net income and had no effect on previously reported surplus.

2. Permitted Statutory Accounting Practices

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be effective for 1999, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements. Although the recodification project is meant to be surplus neutral, there is not enough available information for the industry to assess the impact of such project.

                       Integrity Life Insurance Company

3. Investments

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:


                                                  Cost or             Gross           Gross
                                                 Amortized          Unrealized      Unrealized
                                                   Cost               Gains           Losses       Fair Value
                                                -------------------------------------------------------------
                                                                       (In Thousands)
At December 31, 1996:
  U.S. Treasury securities and obligations
    of U.S. government agencies                 $  226,928          $  778          $ 1,343        $  226,363
  States and political subdivisions                  4,045             121                -             4,166
  Foreign governments                               39,336             160              296            39,200
  Public utilities                                 120,513           1,204            1,084           120,633
  Other corporate securities                       626,219           4,111           18,657           611,673
  Asset-backed securities                          282,903               -                -           282,903
  Mortgage-backed securities                     1,182,448               -              170         1,182,278
                                                -------------------------------------------------------------
Total bonds                                     $2,482,392          $6,374          $21,550        $2,467,216
                                                =============================================================



                                                  Cost or             Gross           Gross
                                                 Amortized          Unrealized      Unrealized
                                                   Cost               Gains           Losses       Fair Value
                                                -------------------------------------------------------------
                                                                       (In Thousands)
At December 31, 1995:
  U.S. Treasury securities and obligations
    of U.S. government agencies                 $  187,867         $ 3,089          $    71        $  190,885
  States and political subdivisions                  9,193             495                -             9,688
  Foreign governments                               60,881             433              577            60,737
  Public utilities                                  76,388           3,822                2            80,208
  Other corporate securities                       577,088          15,845            8,103           584,830
  Asset-backed securities                          109,480               -                -           109,480
  Mortgage-backed securities                       734,339              52                1           734,390
                                                -------------------------------------------------------------
Total bonds                                     $1,755,236         $23,736          $ 8,754        $1,770,218
                                                =============================================================

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in

                       Integrity Life Insurance Company

3. Investments (continued)

the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1996 and 1995, the fair value of investments in bonds includes $1,853,618,000 and $646,393,000, respectively, of bonds that were valued at amortized cost.

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1996, by contractual maturity, is as follows:

                                Cost or
                               Amortized      Fair
                                 Cost         Value
                            --------------------------
                                  (In Thousands)
Years to maturity:
 One or less                   $   24,891   $   24,783
 After one through five           164,212      160,461
 After five through ten           209,202      203,861
 After ten                        618,737      612,931
Asset-backed securities           282,902      282,902
Mortgage-backed securities      1,182,448    1,182,278
                            --------------------------
Total                          $2,482,392   $2,467,216
                            ==========================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1996 and 1995 were $1,435,801,000 and $912,298,000; gross gains of $26,178,000 and $21,015,000, and gross losses of $14,430,000 and $10,561,000 were realized on those sales, respectively.

At December 31, 1996 and 1995, bonds with an admitted asset value of $7,693,000 and $24,192,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                       Integrity Life Insurance Company

3. Investments (continued)

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:

                                            Gross           Gross
                                          Unrealized     Unrealized      Fair
                               Cost         Gains          Losses        Value
                           -----------------------------------------------------
                                               (In Thousands)
At December 31, 1996:
 Subsidiary                  $17,823       $30,449        $   -         $48,272
                           =====================================================

At December 31, 1995:
 Subsidiary                  $17,823       $21,316        $   -         $39,139
                           =====================================================

The Company has made no new investments in mortgage loans during 1996. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages is 75%. Fire insurance at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings is required on all properties covered by mortgage loans. As of year-end the Company held no mortgages with interest more than one year past due. During 1996, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

In connection with the change in control of the Company during 1993, National Mutual agreed to indemnify the Company pursuant to a Guaranty Agreement dated November 26, 1993, with respect to (i) principal (up to 100%) of the Company's mortgage loans' statutory book value as of December 31, 1992 and (ii) contractual interest payments (based on the original principal amount) of all acquired commercial and agricultural mortgage loans. In support of its indemnification obligations, National Mutual has placed $23.0 million into escrow in favor of the Company and National Integrity until the mortgage loans have been repaid in full.

                       Integrity Life Insurance Company

3. Investments (continued)

Major categories of the Company's net investment income are summarized as follows:


                                                   Year Ended December 31,
                                                       1996        1995
                                                   -----------------------
                                                        (In Thousands)
Income:
     Bonds                                           $158,724    $138,791
     Preferred stocks                                   3,626         680
     Mortgage loans                                     3,703       7,140
     Real estate                                          218         118
     Policy loans                                       6,729       6,150
     Short-term investments and cash                    3,849       3,696
     Other investment income                              168         911
                                                     --------------------
Total investment income                               177,017     157,486

Investment expenses                                    (5,206)     (5,121)
                                                     --------------------
Net investment income                                $171,811    $152,365
                                                     ====================





4. Reinsurance

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The Company purchased guaranteed investment contract ("GIC") deposits totaling $358,339,000 from National Integrity as of June 30, 1996. Beginning April 1, 1996 and

                       Integrity Life Insurance Company

4. Reinsurance (continued)

through December 31, 1996, the Company assumed $507,934,000 in GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

The effect of reinsurance on premiums and amounts earned is as follows:

                                 Year Ended December 31,
                                    1996       1995
                                 -----------------------
                                     (In Thousands)
Direct premiums and amounts
 assessed against policyholders   $241,442    $248,906
Reinsurance assumed                521,067       7,497
Reinsurance ceded                  (16,915)     (9,713)
                                 ---------------------
Net premiums and amounts earned   $745,594    $246,690
                                 =====================


5. Federal Income Taxes

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations after consolidated losses and credits.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves, and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

The current year and prior year tax provisions were calculated including consolidated net operating loss carryover benefits of $14,164,000 and $14,084,000, respectively.

The Company had a net operating loss carryforward of approximately $7.0 million at December 31, 1995 expiring in the years 2005 to 2007. The filing of amended 1993 and 1994 consolidated federal returns generated additional consolidated net operating losses of $7.2 million, which were fully utilized in the current year provision.

Federal income tax regulations allowed certain special deductions for 1983 and prior years which are accumulated in a memorandum tax account designated as "policyholders' surplus". Generally, this policyholders' surplus account will become subject to tax at the

                       Integrity Life Insurance Company

5. Federal Income Taxes (continued)

then-current rates only if the accumulated balance exceeds certain maximum limitations or if certain cash distributions are deemed to be paid out of the account. At December 31, 1996, the Company's accumulated separate policyholders' surplus account balance was approximately $1,739,000, which the Company obtained as a result of the SBM Life merger at December 31, 1995. The Company has no plans to distribute amounts from the policyholders' surplus account, and no further additions to the account are allowed by the Tax Reform Act of 1984.

6. Surplus

Dividends that ARM may receive from the Company in any year without prior approval of the Ohio Insurance Director are limited by statute to the greater of
(i) 10% of the Company's statutory capital and surplus as of the preceding December 31, and (ii) the Company's statutory net income for the preceding year. The maximum dividend payments that may be made by the Company to ARM during 1997 are $26,042,000.

Under New York insurance laws, National Integrity may pay dividends to Integrity only out of its earnings and surplus, subject to at least thirty days' prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution.

The NAIC adopted Risk-Based Capital ("RBC") requirements which became effective December 31, 1993, that attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula will be used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1996 and 1995, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

                       Integrity Life Insurance Company

7. Annuity Reserves

At December 31, 1996 and 1995, the Company's annuity reserves, including separate accounts, and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                Amount       Percent
                                            ------------------------
                                            (In Thousands)
At December 31, 1996:
 Subject to discretionary withdrawal
  (with adjustment):
   With market value adjustment               $  121,549       4.0%
   At book value less current surrender
    charge of 5% or more                         263,726       8.7
   At market value                               543,906      18.1
   Total with adjustment or at market         --------------------
    value                                        929,181      30.8
 Subject to discretionary withdrawal
  (without adjustment) at book value
  with minimal or no charge or
  adjustment                                   1,520,259      50.5
 Not subject to discretionary withdrawal         561,616      18.7
                                              --------------------
 Total annuity reserves and deposit
  fund liabilities-before reinsurance          3,011,056     100.0%
                                                            ======
 Less reinsurance ceded                           44,653
                                              ----------
 Net annuity reserves and deposit fund
  liabilities                                 $2,966,403
                                              ==========

                       Integrity Life Insurance Company

7. Annuity Reserves (continued)

                                              Amount     Percent
                                            --------------------
                                            (In Thousands)
At December 31, 1995:
 Subject to discretionary withdrawal
  (with adjustment):
   With market value adjustment             $   81,678      4.0%
   At book value less current surrender
    charge of 5% or more                       371,396     18.0
   At market value                             404,273     19.5
                                            -------------------
   Total with adjustment or at market
    value                                      857,347     41.5
 Subject to discretionary withdrawal
  (without adjustment) at book value
  with minimal or no charge or adjustment      664,997     32.2
 Not subject to discretionary withdrawal       542,014     26.3
                                            -------------------
 Total annuity reserves and deposit
  fund liabilities-before reinsurance        2,064,358    100.0%
                                                          =====
 Less reinsurance ceded                         62,808
                                            ----------
 Net annuity reserves and deposit fund
  liabilities                               $2,001,550
                                            ==========

The Company's insurance and annuity reserves (net of reinsurance) increased in 1996 by 48.2%, from $2,001,550,000 at December 31, 1995 to $2,966,403,000 at
December 31, 1996. Beginning April 1, 1996 and through December 31, 1996, the Company assumed $507,934,000 in GIC deposits through a 50% coinsurance agreement and purchased $358,339,000 in GIC deposits from National Integrity as of June 30, 1996.

8. Separate Accounts

Separate accounts assets and liabilities represent funds segregated for the benefit of variable annuity, certain fixed annuity and variable life policyholders who generally bear the investment risk (mutual fund options), or for certain policyholders who are

                       Integrity Life Insurance Company

8. Separate Accounts (continued)

guaranteed a fixed rate of return (guaranteed rate options). Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1996 is as follows:

                                              Separate Accounts
                                               with Guarantees
                                           -------------------------
                                                         Nonindexed        Nonguaranteed
                                                         Guaranteed          Separate
                                           Indexed      More than 4%         Accounts         Total
                                           ----------------------------------------------------------
                                                                (In Thousands)
Premiums, deposits and other
 considerations                            $15,499         $ 57,823          $126,770        $200,092
                                           ==========================================================
Reserves for separate accounts with
 assets at fair value                      $13,776         $129,793          $571,880        $715,449
                                           ==========================================================
Reserves for separate accounts by
 withdrawal characteristics:
  Subject to discretionary withdrawal
   (with adjustment):
     With market value adjustment          $    -          $121,549          $     -         $121,549
     At book value without market value
      adjustment and with current
      surrender charge of 5% or more            -             8,244                -            8,244
     At market value                           183               -            571,880         572,063
                                           ----------------------------------------------------------
                                               183          129,793           571,880         701,856
  Not subject to discretionary
   withdrawal                               13,593               -                 -           13,593
                                           ----------------------------------------------------------
  Total separate accounts reserves         $13,776         $129,793          $571,880        $715,449
                                           ==========================================================

                       Integrity Life Insurance Company

8. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1996 and 1995 is presented below:

                                             1996        1995
                                        -----------------------
                                             (In Thousands)
Transfers as reported in the Summary of
 Operations of the Separate Accounts
 Statement:
  Transfers to separate accounts           $200,092    $129,830
  Transfers from separate accounts          (71,356)    (43,344)
                                        -----------------------
Net transfers to separate accounts          128,736      86,486

Reconciling adjustments:
 Mortality and expense charges reported
  as other revenues                           6,977       4,726
 Policy deductions reported as other
  revenues                                    1,857       1,605
                                        -----------------------
Transfers as reported in the Summary of
 Operations of the Life, Accident and
 Health Annual Statement                   $137,570    $ 92,817
                                        =======================

9. Fair Values of Financial Instruments

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate

                       Integrity Life Insurance Company

9. Fair Values of Financial Instruments (continued)

fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                                          December 31, 1996          December 31, 1995
                                     -----------------------------------------------------
                                        Carrying                   Carrying
                                         Amount     Fair Value      Amount     Fair Value
                                     -----------------------------------------------------
                                                         (In Thousands)
Assets:
 Bonds                                  $2,482,392   $2,552,022   $1,755,236   $1,797,097
 Preferred stocks                           42,234       43,550        7,604        8,623
 Mortgage loans                             32,946       32,946       38,612       38,612

Liabilities:
 Life and annuity reserves for
  investment-type contracts             $2,279,832   $2,297,739   $1,490,606   $1,571,032

 Separate accounts annuity reserves        687,292      686,518      485,951      484,406

Bonds and Preferred Stocks

Fair values for bonds and preferred stocks are based on quoted market prices, where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

Mortgage Loans

Pursuant to the terms of ARM's acquisition of the Company, payments of principal and interest on mortgage loans acquired on November 26, 1993 are guaranteed by National Mutual. Principal received in excess of statutory book value is to be returned to National Mutual. Accordingly, book value is deemed to be fair value.

                       Integrity Life Insurance Company

9. Fair Values of Financial Instruments (continued)

Life and Annuity Reserves for Investment-Type Contracts

The fair value of single premium immediate annuities is based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of the remaining annuities is primarily based on the cash surrender values of the underlying policies.

Separate Accounts Annuity Reserves

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

10. Related Party Transactions

Effective January 1, 1994, the Company entered into an Administrative Services Agreement with ARM. ARM performs certain administrative and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1996 and 1995, the Company was charged $13,823,000 and $9,691,000, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.

In connection with ARM's acquisition of the Company in 1993, ARM obtained a Term Loan Facility Agreement in the principal amount of $40.0 million. The loan amount is secured by a pledge of the shares of common stock of Integrity.

CROSS REFERENCE SHEET - GrandMaster III

Showing Location in Part A (Prospectus) and Part B (Statement of Additional Information) of Information required By Form N-4

PART A: INFORMATION REQUIRED IN PROSPECTUS - GrandMaster III

Form N-4 Item No.                          Location in Prospectus

1.   Cover Page                            Cover Page

2.   Definitions                           Part 1 - Summary

3.   Synopsis                              Part 1 - Summary; Table of Annual Fees
                                           and Expenses; Examples

4.   Condensed Financial Information       Part 1 - Financial Information

5.   General Description of Registrant,    Part 2 - Integrity and the Separate Account;
     Annuity Contracts                     Part 3 - Your Investment Options

6.   Deductions                            Part 4 - Deductions and Charges

7.   General Description of Variable       Part 5 - Terms of Your Variable
     Annuity contracts                     Annuity Contract

8.   Annuity Period                        Part 5 - Terms of Your Variable
                                           Annuity Contract

9.   Death Benefit                         Part 5 - Terms of Your Variable
                                           Annuity Contract

10.  Purchases and Contract Value          Part 5 - Terms of Your Variable
                                           Annuity Contract

11.  Redemptions                           Part 5 - Terms of Your Variable
                                           Annuity Contract

12.  Taxes                                 Part 7 - Tax Aspects of the Contracts

13.  Legal Proceedings                     Not Applicable

14.  Table of Contents of the Statement    Table of Contents
     of Additional Information

PART B: INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL
INFORMATION - GRANDMASTER III


Form N-4 Item No.                               Location in Statement of Additional
                                                Information

15.  Cover Page                                 Cover Page

16.  Table of Contents                          Cover Page

17.  General Information and History            Part 1 - Integrity and Custodian

18.  Services                                   Part 1 - Integrity and Custodian

19.  Purchase of Securities Being Offered       Part 2 - Distribution of the Contracts

20.  Underwriters                               Part 2 - Distribution of the Contracts

21.  Calculation of Performance Data            Part 3 - Performance Information

22.  Annuity Payments                           Part 4 - Determination of Annuity Unit Values

23.  Financial Statements                       Part 5 - Financial Statements

Prospectus
==========

                                GrandMaster III
                       Flexible Premium Variable Annuity
                  issued by Integrity Life Insurance Company

This prospectus describes a flexible premium variable annuity offered by Integrity Life Insurance Company, an indirect wholly owned subsidiary of ARM Financial Group, Inc. The individual contracts and group certificates (contracts) offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Contributions under the contracts may be allocated to the various investment divisions of our Separate Account I (Variable Account Options, or individually, Option) or to our Fixed Accounts, or both.

Contributions to the Variable Account Options are invested in shares of corresponding portfolios of the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the Funds or Fund). The Funds are part of the Fidelity Investments(R) group of companies. The values allocated to the Options reflect the investment performance of the Funds' portfolios. The prospectus for the Funds describes the investment objectives, policies and risks of each of the Funds' portfolios. There are thirteen Variable Account Options, which invest in the following portfolios:


           .  VIP Money Market Portfolio        .  VIP II Investment Grade Bond Portfolio
           .  VIP High Income Portfolio         .  VIP II Asset Manager Portfolio
           .  VIP Equity-Income Portfolio       .  VIP II Index 500 Portfolio
           .  VIP Growth Portfolio              .  VIP II Contrafund Portfolio
           .  VIP Overseas Portfolio            .  VIP II Asset Manager: Growth Portfolio
           .  VIP III Balanced Portfolio        .  VIP III Growth Opportunities Portfolio
           .  VIP III Growth & Income Portfolio

We currently offer Guaranteed Rate Options (GROs) and a Systematic Transfer Option (STO), together referred to as Fixed Accounts. Your allocation to a GRO accumulates at a fixed interest rate we declare at the beginning of the duration you select. A market value adjustment (Market Value Adjustment) will be made for withdrawals, surrenders, transfers and certain other transactions before the expiration of your GRO Account, but your value under a GRO Account may not be decreased below an amount equal to your allocation plus interest compounded at an annual effective rate of 3% (Minimum Value), less previous withdrawals and any applicable contingent withdrawal charges. Your allocation to the STO accumulates at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. You must transfer all contributions you make to the STO into other Investment Options within one year of contribution on a monthly or quarterly basis.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus is not valid unless provided with the current prospectus for the Funds, which you should also read.

For further information and assistance, you should contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 182080, Columbus, OH 43218. The express mail address is Integrity Life Insurance Company, 200 East Wilson Bridge Road, Worthington, Ohio 43085. You may also call the following toll-free number: 1-800-325-8583.

A registration statement relating to the contracts, which includes a Statement of Additional Information (SAI) dated May 1, 1997, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A copy of the SAI is available free of charge by writing to or calling our Administrative Office. A table of contents for the SAI follows the table of contents for this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is May 1, 1997.

                               TABLE OF CONTENTS

Part 1 - Summary                                          Page

Your Variable Annuity Contract.........................     1
Your Benefits..........................................     1
How Your Contract is Taxed.............................     1
Your Contributions.....................................     1
Your Investment Options................................     1
Variable Account Options...............................     1
Account Value, Adjusted Account Value and Cash Value...     2
Transfers..............................................     2
Charges and Fees.......................................     2
Withdrawals............................................     2
Your Initial Right to Revoke...........................     3
Table of Annual Fees and Expenses......................     4
Financial Information..................................     7

Part 2 - Integrity And The Separate Account

Integrity Life Insurance Company.......................     9
The Separate Account and the Variable Account Options..     9
Assets of Our Separate Account.........................     9
Changes In How We Operate..............................     9

Part 3 - Your Investment Options

The Funds..............................................    10
    The Funds' Investment Adviser......................    10
    Investment Objectives of the Portfolios............    12
Fixed Accounts.........................................    13
    Guaranteed Rate Options............................    14
     Renewals of GRO Accounts..........................    14
     Market Value Adjustments..........................    14
    Systematic Transfer Option.........................    15

Part 4 - Deductions and Charges

Separate Account Charges...............................    16
Annual Administrative Charge...........................    16
Fund Charges...........................................    16
State Premium Tax Deduction............................    16
Contingent Withdrawal Charge...........................    17
Transfer Charge........................................    18
Tax Reserve............................................    18

Part 5 - Terms of Your Variable Annuity

Contributions Under Your Contract......................    18
Your Account Value.....................................    18
Your Purchase of Units in Our Separate Account.........    19
How We Determine Unit Value............................    19
Transfers..............................................    20
Withdrawals............................................    20
Assignments............................................    20

                                                                 Page

Death Benefits and Similar Benefit Distributions................  21
Annuity Benefits................................................  21
Annuities.......................................................  21
Annuity Payments................................................  22
Timing of Payment...............................................  23
How You Make Requests and Give Instructions.....................  23

Part 6 - Voting Rights

Fund Voting Rights..............................................  23
How We Determine Your Voting Shares.............................  23
How Fund Shares Are Voted.......................................  24
Separate Account Voting Rights..................................  24

Part 7 - Tax Aspects of the Contracts

Introduction....................................................  24
Your Contract is an Annuity.....................................  24
Taxation of Annuities Generally.................................  25
Distribution-at-Death Rules.....................................  25
Diversification Standards.......................................  26
Tax-Favored Retirement Programs.................................  26
   Individual Retirement Annuities..............................  26
   Tax Sheltered Annuities......................................  27
   Simplified Employee Pensions.................................  27
   Corporate and Self-Employed (H.R. 10 and Keogh) Pension
    and Profit Sharing Plans....................................  27
   Deferred Compensation Plans of State and Local Governments and
    Tax-Exempt Organizations....................................  27
Distributions Under Tax-Favored Retirement Programs.............  28
Federal and State Income Tax Withholding........................  28
Impact of Taxes to Integrity....................................  29
Transfers Among Investment Options..............................  29

Part 8 - Additional Information

Systematic Withdrawals..........................................  29
Dollar Cost Averaging...........................................  29
Systematic Transfer Program.....................................  30
Individual Asset Rebalancing....................................  30
Ibbotson Asset Allocation and Rebalancing Program ..............  30
Systematic Contributions........................................  31
Performance Information.........................................  32

Appendix A  -  Illustration of a Market Value Adjustment........  33


   THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SAI Table of Contents

Part 1 - Integrity and Custodian
Part 2 - Distribution of the Contracts
Part 3 - Performance Information
Part 4 - Determination of Annuity Unit Values
Part 5 - Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 182080
Columbus, OH  43218
ATTN: Request for SAI of Separate Account I

Name:________________________________________________

Address:_____________________________________________

City:____________State:_________ Zip:________________

PART 1 - SUMMARY

Your Variable Annuity Contract

In this prospectus, we, our and us mean Integrity Life Insurance Company (Integrity), an indirect wholly owned subsidiary of ARM Financial Group, Inc.
(ARM). We offer individual variable annuity contracts. In certain states, we offer certificates under a group variable annuity contract instead of contracts. When we use the words contract or certificate, we are referring to both the individual contracts and the group certificates.

You can invest for retirement by purchasing a contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. In this prospectus, you and your mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant does not own the contract, all of the rights under the contract belong to the Owner until annuity payments begin.

Your retirement or endowment date (Retirement Date) will be no later than your 98th birthday or earlier, if required by law, unless you notify us of a different date.

Your Benefits

Your contract provides an Account Value, an annuity benefit, and a death benefit. See "Your Account Value," "Death Benefits and Similar Benefit Distributions" and "Annuity Benefits" in Part 5.

Your benefits may be received under a contract subject to the usual rules for taxation of annuities, including the tax-deferral of earnings until withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which are subject to special rules covering such matters as eligibility and contribution amounts. See Part 7, "Tax Aspects of the Contracts" for detailed information.

How Your Contract is Taxed

Under current law, any increases in the value of your contributions to your contract are tax deferred and will not be included in your taxable income until withdrawn. See Part 7, "Tax Aspects of the Contracts."

Your Contributions

The minimum initial contribution in most states is currently $1,000. Minimum initial contribution for residents of Pennsylvania, South Carolina and Washington State is $3,000. Subsequent contributions of at least $100 can be made. Special rules for lower minimum initial and subsequent contributions apply for certain tax-favored retirement plans. See "Contributions Under Your Contract" in Part 5.

Your Investment Options

You may allocate contributions to the Variable Account Options or to the Fixed Accounts, or both. The Variable Account Options and the Fixed Accounts are together referred to as the Investment Options. Contributions may be allocated to up to nine Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see
Part 3, "Your Investment Options."

Variable Account Options

The Variable Account Options (also referred to as Divisions) invest in shares of corresponding investment portfolios of the Funds, each a "series" type of mutual fund. Each investment portfolio is referred to as a Portfolio. The investment objective of each Variable Account Option and its corresponding Portfolio is the same. Your value in a Variable Account Option will vary depending on the performance of the corresponding Portfolio. For a full description of the Funds, see the Funds' prospectus and the Funds' Statement of Additional Information.

Account Value, Adjusted Account Value and Cash Value

The sum of your values under the Fixed Accounts plus your values in the Variable Account Options is referred to as the Account Value. Your Adjusted Account Value is your Account Value, as increased or decreased (but not below the Minimum Value) by any Market Value Adjustments. Your Cash Value is equal to your Adjusted Account Value, reduced by any applicable contingent withdrawal charge and will be reduced by the pro rata portion of the annual administrative charge, if applicable. See "Charges and Fees" below.

Transfers

You may transfer all or portions of your Account Value among the Investment Options, subject to the conditions described under "Transfers" in Part 5. Transfers from any Investment Option must be for at least $250. Transfers may be arranged through our telephone transfer service. See Part 5, "Transfers." Transfers may also be made under our following special services: (i) Dollar
Cost Averaging, (ii) Individual Asset Rebalancing, (iii) Ibbotson Asset Allocation and Rebalancing Program, or (iv) to transfer your STO contributions. See Part 8, "Dollar Cost Averaging," "Individual Asset Rebalancing," "Ibbotson Asset Allocation and Rebalancing Program," and "Systematic Transfer Program."

Charges and Fees

If your Account Value is less than $50,000 as of the last day of any contract year prior to your Retirement Date, an annual administrative expense charge of $30 is deducted from your contract. See Part 4, "Deductions and Charges."

A charge at an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option is made daily. We make this charge to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option. See Part 4, "Deductions and Charges."

Investment advisory fees and other expenses are deducted from amounts invested by the Separate Account in the Funds. For providing investment management services to the Portfolios of the Funds, Fidelity Management and Research Company (Fidelity Management) receives fees from the Portfolios based on the average net assets of each Portfolio. The highest annual rate at which any of the Portfolios paid advisory fees in 1996 was .76% of average net assets. Advisory fees cannot be increased without the consent of Fund shareholders. See "Table of Annual Fees and Expenses" below and "The Funds' Investment Adviser" in
Part 3.

If you frequently transfer funds from one Investment Option to another, certain transfers may become subject to a charge. We will not, however, charge more than $20 per transfer. See "Transfer Charge" in Part 4.

When you make withdrawals from your contract, a contingent withdrawal charge may be deducted from your Account Value. This sales charge will be in addition to the Market Value Adjustment applicable to early withdrawals from GRO Accounts. Under certain circumstances, the contingent withdrawal charge and market value adjustment may be waived. See "Withdrawals" below and "Guaranteed Rate Options" in Part 3.

Withdrawals

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. A sales charge of up to 8% of the contribution amount withdrawn, in excess of any free withdrawal amount (defined below), will be deducted from your Account Value, unless one of the exceptions applies. This charge defrays marketing expenses. See "Contingent Withdrawal Charge" in Part 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts." For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment, and any applicable withdrawal charge, so that the net amount you receive will be the amount requested. For residents of Pennsylvania, South Carolina and Washington State a $3,000 minimum account balance is required to remain in your Contract after any withdrawals.

The free withdrawal amount is a non-cumulative amount which you may take as a partial withdrawal each contract year without being subject to the contingent withdrawal charge or any Market Value Adjustment. It is equal to 10% of the Account Value, minus cumulative prior withdrawals in the current contract year. However, as explained above, a tax penalty still applies if you are under age 59-1/2.

Your Initial Right to Revoke

Within ten days after you receive your contract, you may cancel it by returning it to our Administrative Office. The 10-day period may be extended if required by state law. We will refund all your contributions with an adjustment for any investment gain or loss on the contributions put into each Variable Account Option from the date units were purchased until the date your contract is received by us, including any charges deducted. If state law instead requires a refund of your contributions without any adjustment, we will return that amount to you. For allocations to Fixed Accounts, we will refund to you the amount of your contributions.

Table of Annual Fees and Expenses

Contract Owner Transaction Expenses
-----------------------------------

     Sales Load on Purchases.........................................  $0
     Deferred Sales Load (1).................................  8% Maximum
     Exchange Fee (2)................................................  $0
     Annual Administrative Charge (3)................................ $30

Separate Account Annual Expenses (as a
percentage of average account value) (4)
----------------------------------------

     Mortality and Expense Risk Fees..............................  1.20%
     Administrative Expenses......................................   .15%
                                                                    -----
     Total Separate Account Annual Expenses.......................  1.35%
                                                                    =====

Fund Annual Expenses After Reimbursement
(as a percentage of average net assets) (5)
-------------------------------------------

                                   Management   Other    Total Annual
Portfolio                             Fees     Expenses    Expenses
----------                            ----     --------    --------
VIP Money Market..................    .21%       .09%         .30%
VIP High Income...................    .59%       .12%         .71%(6)
VIP Equity-Income.................    .51%       .07%         .58%
VIP Growth........................    .61%       .08%         .69%
VIP Overseas......................    .76%       .17%         .93%
VIP II Investment Grade Bond......    .45%       .13%         .58%
VIP II Asset Manager..............    .64%       .10%      .74%(6)(7)
VIP II Index 500..................    .13%       .15%         .28%(7)
VIP II Contrafund.................    .61%       .13%         .74%(6)
VIP II Asset Manager: Growth......    .65%       .22%      .87%(6)(7)
VIP III Balanced..................    .48%       .24%         .72%(6)
VIP III Growth Opportunities......    .61%       .16%         .77%(6)
VIP III Growth & Income...........    .50%       .20%      .70%(6)(8)

-------------------------
(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year less withdrawals during the current contract year, without assessment of any withdrawal charge.

(2) After the first twelve transfers during a contract year, Integrity has the right to impose a transfer charge of $20 per transfer. This charge would not apply to transfers made for dollar cost averaging, individual asset rebalancing, Ibbotson Asset Allocation and Rebalancing Program, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.

(3) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Deductions and Charges - Annual Administrative Charge" in
Part 4.

(4) See "Deductions and Charges - Separate Account Charges" in Part 4.

(5) In the Funds' prospectus, see "Management, Distribution and Service Fees."

(6) A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .56% for VIP Equity-Income Portfolio, .67% for VIP Growth Portfolio, .92% for VIP Overseas Portfolio, .73% for VIP II Asset Manager Portfolio, .71% for VIP II Contrafund Portfolio, .85% for VIP II Asset Manager:
Growth Portfolio, and .76% for VIP III Growth Opportunities Portfolio, and .71% for VIP III Balanced Portfolio.

(7) The investment adviser agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .28%, .15%, and .43%, respectively.

(8) Annualized

Examples

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.

Expenses per $1,000 investment if you surrender your contract at the end of the
-------------------------------------------------------------------------------
applicable period:
-----------------

Portfolio                       1 year   3 years  5 years  10 years
---------                       -------  -------  -------  --------
VIP Money Market..............  $ 97.66  $114.61  $133.86   $203.09
VIP High Income...............  $101.86  $127.34  $155.29   $246.89
VIP Equity-Income.............  $100.53  $123.32  $148.53   $233.20
VIP Growth....................  $101.65  $126.72  $154.25   $244.80
VIP Overseas..................  $104.11  $134.13  $166.63   $269.66
VIP II Investment Grade Bond..  $100.53  $123.32  $148.53   $233.20
VIP II Asset Manager..........  $102.17  $128.27  $156.84   $250.03
VIP II Index 500..............  $ 97.45  $113.98  $132.81   $200.91
VIP II Contrafund.............  $102.17  $128.27  $156.84   $250.03
VIP II Asset Manager: Growth..  $103.50  $132.28  $163.55   $263.50
VIP III Balanced..............  $101.96  $127.65  $155.81   $247.94
VIP III Growth Opportunities..  $102.47  $129.19  $158.39   $253.15
VIP III Growth & Income.......  $101.76  $127.03  $154.77   $245.84

Expenses per $1,000 investment if you do not surrender your contract at the end
-------------------------------------------------------------------------------
of the applicable period:
------------------------

Portfolio                       1 year  3 years  5 years  10 years
---------                       ------  -------  -------  --------

VIP Money Market..............  $17.66   $54.61  $ 93.86   $203.09
VIP High Income...............  $21.86   $67.34  $115.29   $246.89
VIP Equity-Income.............  $20.53   $63.32  $108.53   $233.20
VIP Growth....................  $21.65   $66.72  $114.25   $244.80
VIP Overseas..................  $24.11   $74.13  $126.63   $269.66
VIP II Investment Grade Bond..  $20.53   $63.32  $108.53   $233.20
VIP II Asset Manager..........  $22.17   $68.27  $116.84   $250.03
VIP II Index 500..............  $17.45   $53.98  $ 92.81   $200.91
VIP II Contrafund.............  $22.17   $68.27  $116.84   $250.03
VIP II Asset Manager: Growth..  $23.50   $72.28  $123.55   $263.50
VIP III Balanced..............  $21.96   $67.65  $115.81   $247.94
VIP III Growth Opportunities..  $22.47   $69.19  $118.39   $253.15
VIP III Growth & Income.......  $21.76   $67.03  $114.77   $245.84

Expenses per $1,000 investment if you elect the normal form of annuity at the
-----------------------------------------------------------------------------
end of the applicable period:
----------------------------

    Same expenses per $1,000 investment as shown in table immediately above.

These examples assume a continuation of the fixed charges that are borne by the Separate Account and of the investment advisory fees and other expenses of the Funds as they were for the year ended December 31, 1996, except for VIP III Growth & Income Portfolio, which were based on estimated current expenses. Actual Fund expenses may be greater or less than those on which these examples were based. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of the Separate Account as well as those of the Portfolios. Premium taxes upon annuitization also may be applicable.

Financial Information

The table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the end of each period. The unit value at the beginning of each period is the unit value as of the end of the previous period.

                       UNIT VALUES AND UNITS OUTSTANDING
                       ---------------------------------

                        Money        High      Equity-                            Investment
                        Market      Income      Income      Growth     Overseas   Grade Bond
                       Division    Division    Division    Division    Division    Division
                      ----------  ----------  ----------  ----------  ----------  ----------
Date of Inception*        $10.00      $10.00      $10.00      $10.00      $10.00      $10.00
 December 31, 1987        $10.18           -       $7.74       $7.51       $8.13      $10.21
   Number of Units         1,952           -      25,560          50       7,250      26,988
 December 31, 1988        $10.75           -       $8.49       $7.48       $8.93      $10.69
   Number of Units         2,062           -       8,962       2,043       2,019      45,789
 December 31, 1989        $11.57           -      $10.41      $10.45      $11.02      $12.20
   Number of Units        43,299           -       8,517       2,284       1,937       4,372
 December 31, 1990        $12.34           -       $9.04      $11.04      $10.16      $12.82
   Number of Units         2,427           -      29,446       2,060       1,779       3,350
 December 31, 1991        $12.90           -      $12.92      $17.96      $12.44      $14.38
   Number of Units         1,422           -       7,198       1,777         945       1,160
 December 31, 1992        $13.22           -      $14.90      $19.36      $10.95      $15.13
   Number of Units        68,139           -     124,911     129,511      35,346      80,734
 December 31, 1993        $13.46      $11.45      $17.38      $22.80      $14.83      $16.57
   Number of Units       346,644     615,289     748,436     444,077     480,406     330,360
 December 31, 1994        $13.84      $11.12      $18.35      $22.49      $14.88      $15.73
   Number of Units     1,363,372     989,407   1,206,683     988,674   1,272,218     454,358
 December 31, 1995        $14.46      $13.23      $24.46      $30.03      $16.10      $18.20
   Number of Units     1,823,146   2,238,450   2,264,897   1,665,857   1,308,440     627,020
 December 31, 1996        $15.03      $14.88      $27.57      $33.98      $17.98      $18.53
   Number of Units     1,839,938   2,871,483   2,977,144   2,311,771   1,792,964     807,207

*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

                       UNIT VALUES AND UNITS OUTSTANDING
                       ---------------------------------

                                                            Asset
                        Asset       Index      Contra-     Manager                    Growth         Growth
                       Manager       500        fund        Growth      Balanced      Income     Opportunities
                       Division    Division    Division    Division     Division     Division       Division
                      ----------  ----------  ----------  ----------    --------     --------    -------------
Date of Inception*        $10.00      $10.00      $10.00      $10.00      $10.00       $10.00           $10.00
 December 31, 1987         $8.00           -           -           -           -            -                -
   Number of Units        29,166           -           -           -           -            -                -
 December 31, 1988         $8.98           -           -           -           -            -                -
   Number of Units        11,300           -           -           -           -            -                -
 December 31, 1989        $11.16           -           -           -           -            -                -
   Number of Units        10,635           -           -           -           -            -                -
 December 31, 1990        $11.02           -           -           -           -            -                -
   Number of Units        12,194           -           -           -           -            -                -
 December 31, 1991        $13.60           -           -           -           -            -                -
   Number of Units         5,272           -           -           -           -            -                -
 December 31, 1992        $15.01           -           -           -           -            -                -
   Number of Units       309,292           -           -           -           -            -                -
 December 31, 1993        $17.92      $10.52           -           -           -            -                -
   Number of Units     1,748,246      98,288           -           -           -            -                -
 December 31, 1994        $16.60      $10.49           -           -           -            -                -
   Number of Units     3,509,145     218,119           -           -           -            -                -
 December 31, 1995        $19.15      $14.20      $13.50      $12.03           -            -                -
   Number of Units     2,973,440     474,834   1,068,907     175,138           -            -                -
 December 31, 1996        $21.65      $17.20      $16.15      $14.23           -            -                -
   Number of Units     2,708,795   1,207,882   2,382,588     479,960           -            -                -

*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: VIP Growth Option was February 6, 1995. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

Integrity Life Insurance Company

Integrity is a stock life insurance company organized under the laws of Ohio. Our home office is in Worthington, Ohio and our principal executive office is in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 45 states and the District of Columbia. In addition to the contracts, we sell flexible premium annuity contracts with an underlying investment medium other than the Funds, fixed single premium annuity contracts, and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. We are currently licensed to sell variable contracts in 45 states and the District of Columbia. In addition to issuing annuity products, we have entered into agreements with other insurance companies to provide administrative and investment support for products to be designed, underwritten and sold by these companies.

Integrity is an indirect wholly owned subsidiary of ARM. ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets. At December 31, 1996, ARM had $4.8 billion of assets under management.

The Separate Account and the Variable Account Options

The Separate Account is established and maintained under the insurance laws of the State of Ohio. It is a unit investment trust registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940
Act). A unit investment trust is a type of investment company. SEC registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio of the Funds. We may establish additional Options, some of which may not be available for your allocations. The Variable Account Options currently available to you are listed on the cover page of this prospectus. Prior to September 3, 1991, the Portfolios then offered invested in shares of corresponding portfolios of Prism Investment Trust.

Assets of Our Separate Account

Under Ohio law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts will participate in the Separate Account in proportion to the amounts relating to their contracts. The Separate Account's assets supporting the variable portion of these variable contracts may not be used to satisfy liabilities arising out of any other business of ours. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may permit charges owed to us to stay in the Separate Account, and thus may participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account (General Account).

Changes In How We Operate

We may modify how we or our Separate Account operate, subject to your approval when required by the 1940 Act or other applicable law or regulation. You will be notified if any changes result in a material change in the underlying investments of a Variable Account Option. We may:

 - add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;
 - register or end the registration of the Separate Account under the 1940 Act;

 - operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);
 - restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;
 - cause one or more Options to invest in a mutual fund other than or in addition to the Funds;
 - operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice.


PART 3 - YOUR INVESTMENT OPTIONS

The Funds

Each of the Funds is an open-end diversified management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Funds. The Funds are each a "series" type of investment company with diversified portfolios. The Funds do not impose a sales charge or "load" for buying and selling their shares. The shares of the Portfolios of the Funds are bought and sold by the Separate Account at their respective net asset values.

The Funds are designed to serve as investment vehicle for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios of the Funds currently are available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with Fidelity Management or Integrity. The Board of Trustees of each of the Funds is responsible for monitoring the Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any, should be taken in response. If we believe that a Fund's response to any of those events insufficiently protects our contract owners, we will see to it that appropriate and available action is taken to protect our contract owners. See "The Fund and the Fidelity Organization" in the Funds' prospectus for a further discussion of the risks associated with the offering of Fund shares to our Separate Account and the separate accounts of other insurance companies.

Shares of Portfolios of the Funds are made available to the Separate Account under three essentially identical Participation Agreements (Participation Agreement or Agreements). The Participation Agreements are among the applicable Fund, Fidelity Distributors Corporation which is the principal underwriter for shares of the Funds (Distributor), and Integrity. If state or federal law precludes the sale of the Funds' or any Portfolio's shares to the Separate Account, or in certain other circumstances, sales of shares to the Separate Account may be suspended and/or the Participation Agreements may be terminated as to the Funds or the affected Portfolio. Also, the Participation Agreements may be terminated by any party thereto with one year's written notice.

Notwithstanding termination of the Participation Agreement, the Fund and the Distributor are obligated to continue to make the Funds' shares available for contracts outstanding on the date the Participation Agreement terminates, unless the Participation Agreement was terminated due to an irreconcilable conflict among contractowners of different separate accounts. If for any reason the shares of any Portfolio are no longer available for purchase by the Separate Account for outstanding contracts, the parties to the Participation Agreements have agreed to cooperate to comply with the 1940 Act in arranging for the substitution of another funding medium as soon as reasonably practicable and without disruption of sales of shares to the Separate Account or any Variable Account Option.

The Funds' Investment Adviser. Fidelity Management & Research Company (Fidelity Management), a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to each Fund. Fidelity Management, whose principal address is 82 Devonshire Street, Boston, Massachusetts, is a wholly owned subsidiary of FMR Corp. and is part of Fidelity Investments(R), one of the largest investment management organizations in the United States. Fidelity Investments(R) includes a number of different companies, which provide a variety of financial services and products to individuals and corporations.

Fidelity Management provides investment research and portfolio management services to mutual funds and other clients. At December 31, 1996, Fidelity Management advised funds having more than 23 million shareholder accounts with a total value of more than $354 billion. For certain of the Portfolios, Fidelity Management has entered into sub-advisory agreements with affiliated companies that are part of the Fidelity Investments(R) organization. Fidelity Management, not the Portfolios, pays the sub-advisers for their services to the Portfolios.

The Portfolios of the Funds pay monthly advisory fees to Fidelity Management. The advisory fee payable by each of the Portfolios, other than the VIP Money Market Portfolio and the VIP II Index 500 Portfolio, is composed of a group fee rate and an individual fund fee rate. The group fee rate is based on the average monthly net assets of all mutual funds advised by Fidelity Management. For the VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Asset Manager, VIP II Contrafund, and VIP II Asset Manager: VIP Growth Portfolios, the group fee rate cannot rise above .52%. For the VIP High Income and VIP II Investment Grade Bond Portfolios, the group fee rate cannot rise above .37%. The group fee rate drops as total assets under management increase.

The VIP Money Market Portfolio's advisory fee is made up of two components: a basic fee rate and an income-based component. The basic fee rate is the sum of a group fee rate as described above (but capped at a maximum of .37%) and an individual fund fee rate of .03%. The income based component is 6% of that portion of the fund's gross yield which exceeds a 5% return (but capped at a maximum of .24%).

The VIP II Index 500 Portfolio pays a monthly fee at the annual rate of .28% of the Portfolio's average net assets.

Set forth in the table below is the individual fund fee rate for the portfolios and their 1996 aggregate advisory rate, comprised of the individual and group rates, as a percentage of average net assets, and the VIP II Index 500 Portfolio's 1996 advisory rate as a percentage of average net assets.

                                                       1996
 Portfolio                       Individual Rate   Aggregate Rate
 ---------                       ---------------   --------------
 VIP Money Market                     .03%             .21%

 VIP High Income                      .45%             .59%

 VIP Equity-Income                    .20%             .51%

 VIP Growth                           .30%             .61%

 VIP Overseas                         .45%             .76%

 VIP II Investment Grade
 Bond                                 .30%             .45%

 VIP II Asset Manager                 .25%             .64%

 VIP II Index 500                      N/A             .13%

 VIP II Contrafund                    .30%             .61%

 VIP II Asset Manager:
 Growth                               .30%             .65%

 VIP III Balanced                     .20%             .48%

 VIP III Growth Opportunities         .30%             .61%

 VIP III Growth & Income              .20%             .50%

Investment Objectives of the Portfolios. Set forth below is a summary of the investment objectives of the Portfolios of the Funds. There can be no assurance that these objectives will be achieved. You should read the Funds' prospectus carefully before investing.

                           VIP Money Market Portfolio
                           --------------------------

VIP Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

                           VIP High Income Portfolio
                           -------------------------

VIP High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities. In view of the types of securities in which this Portfolio invests, you should read the complete risk disclosure for this Portfolio in the Funds' prospectus before investing in it.

                          VIP Equity-Income Portfolio
                          ---------------------------

VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing common or preferred stock and the remainder in debt securities.

                              VIP Growth Portfolio
                              --------------------

VIP Growth Portfolio seeks to achieve capital appreciation, normally by purchase of common stocks, although investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

                             VIP Overseas Portfolio
                             ----------------------

VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in securities from at least three countries outside North America.

                     VIP II Investment Grade Bond Portfolio
                     --------------------------------------

VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. It will maintain a dollar-weighted average portfolio maturity of ten years or less. For 80% of its assets, the VIP II Investment Grade Bond Portfolio purchases only securities rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated securities judged by Fidelity Management to be of equivalent quality.

                         VIP II Asset Manager Portfolio
                         ------------------------------

VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market fixed-income instruments. The expected "neutral" mix of assets, which will occur when the investment adviser concludes there is minimal relative difference in value between the three asset classes, is 50% in equities, 40% in intermediate to long-term bonds and 10% in short-term money market fixed income instruments.

                          VIP II Index 500 Portfolio
                          --------------------------

VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

                          VIP II Contrafund Portfolio
                          ---------------------------

VIP II Contrafund Portfolio is a growth fund which seeks to increase the value of your investment over the long term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. VIP II Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

                     VIP II Asset Manager: Growth Portfolio
                     --------------------------------------

VIP II Asset Manager: Growth Portfolio is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:

                           Range   Neutral Mix
                           -----   -----------

     Stock Class           0-100%      70%
     Bond Class            0-100%      25%
     Short-Term/
     Money Market Class    0-100%       5%

                     VIP III Growth Opportunities Portfolio
                     --------------------------------------

VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stock. It has the flexibility to adjust its investment mix between growth, cyclical and value stocks as market conditions change. The portfolio seeks growth through either appreciation of the security itself or an increase in the company's earning or gross sales.

                           VIP III Balanced Portfolio
                           --------------------------

VIP III Balanced Portfolio seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. It uses a balanced approach to provide the best possible total return from investments in foreign and domestic equity securities, convertible securities, preferred and common stocks paying any combination of dividends and capital gains, and fixed income securities.

                       VIP III Growth & Income Portfolio
                       ---------------------------------

VIP III Growth & Income Portfolio seeks long-term growth of capital with some current income. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. Investments may include common and preferred stocks, convertible securities, fixed-income securities and foreign securities.

Fixed Accounts

Because of applicable exemptive and exclusionary provisions, interests in contracts attributable to Fixed Accounts have not been registered under the Securities Act of 1933 ("1933 Act"), nor under the Investment Company Act of 1940 ("1940 Act"). Thus, neither such contracts nor our General Account, which guarantees the values and benefits under those contracts, are generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Accounts or the General Account. Disclosures regarding the Fixed Accounts or the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Rate Options

We offer GROs with durations of three, five, seven and ten years. We may from time to time change the durations available. Each allocation to a GRO locks in a fixed effective annual interest rate declared by us (Guaranteed Interest Rate) for the duration you select (your GRO Account). The duration of your GRO Account is the Guarantee Period. Each contribution or transfer to a GRO establishes a new GRO Account at the then-current Guaranteed Interest Rate declared by us. We will not declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO Value. The GRO Value at the expiration of the GRO Account, assuming you have not transferred or withdrawn any amounts, will be the amount allocated plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.

We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO which will exceed the Guaranteed Interest Rate credited during the remaining years of the Guarantee Period (Enhanced Rate). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We reserve the right to declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (Additional Interest). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. The Enhanced Rate or Additional Interest may not be made applicable under contracts issued in certain states.

Each group of GRO Accounts of the same duration is considered one GRO, (i.e. all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO).

You may obtain information about our current Guaranteed Interest Rates by calling our Administrative Office.

Allocations to GROs may not be made under contracts issued in certain states.

Renewals of GRO Accounts. When a GRO Account expires, a new GRO Account of the same duration, at the then-current Guaranteed Interest Rate, will be established unless you withdraw your GRO Value or transfer it to another Investment Option. We will notify you in writing before the expiration of your GRO Accounts. You must notify us prior to the expiration of your GRO Accounts of any changes you desire to make. See "Transfers" in Part 5.

Any renewal of a GRO Account will be implemented on the expiration date of the GRO Account. You will receive the current Guaranteed Interest Rate applicable on the expiration date. If a GRO Account expires and it cannot be renewed for the same duration, it will be renewed for the next shortest available duration, unless you instruct us otherwise within 30 days prior to expiration of the GRO Account. You may not choose, and we will not renew a GRO Account that expires after your Retirement Date.

Market Value Adjustments. A Market Value Adjustment is an adjustment, either up or down, in your GRO Value prior to the expiration of your GRO Account. A Market Value Adjustment will be made for each transfer, partial withdrawal in excess of the free withdrawal amount, surrender, or purchase of an annuity benefit from a GRO

Account that occurs other than within 30 days prior to the expiration of the GRO Account. There will be no Market Value Adjustment made for a death benefit. The market adjusted value may be higher or lower than the GRO Value. In no event, however, may the market adjusted value in each GRO Account be less than the Minimum Value, an amount equal to your allocation to such GRO Account plus 3% interest, compounded annually, less previous withdrawals from such GRO Account and less any applicable contingent withdrawal charges. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis.

The Market Value Adjustment applicable to a GRO Account prior to its expiration reflects the relationship between the Guaranteed Interest Rate for such GRO Account and the then-current Guaranteed Interest Rate applicable to a newly elected GRO Account of a duration equal to the time remaining in your GRO Account. The Market Value Adjustment will reduce the GRO Value (but not below the Minimum Value) if the current Guaranteed Interest Rate is higher than the Guaranteed Interest Rate being credited to amounts under your GRO Account. Conversely, the Market Value Adjustment will increase the GRO Value if the current Guaranteed Interest Rate is lower than the Guaranteed Interest Rate being credited to amounts under your GRO Account.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

  MVA =  GRO Value x [(1 + A)/N/12/ / (1 + B + .0025)/N/12/ - 1],  where

  A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

  B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if such remaining period is not equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by interpolating between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above.

  N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with applicable state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, interpolating when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix A.

Systematic Transfer Option

We also offer a STO which guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions within the STO Account at the time the rate is declared. You must transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in equal quarterly or monthly installments of not less than $1,000 each. No transfers into the STO from other Investment Options are permitted. Withdrawals from the STO are subject to normal contingent withdrawal charges. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Part 8 for details on this program. This option may not be currently available in some states.

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges

Integrity deducts from the unit value every calendar day an amount equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate cannot be increased without your consent. Various portions of this total charge, as described below, pay for certain services to the Separate Account and the contracts.

A daily charge equal to an effective annual rate of .15% of the value of each Variable Account Option is deducted for administrative expenses not covered by the annual administrative charge described below. The daily administrative charge, like the annual administrative charge, is designed to reimburse Integrity for expenses actually incurred, without profit.

A daily charge equal to an effective annual rate of 1.20% of the value of each Variable Account Option is deducted for Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. In this context, mortality risk refers to the cost of insuring the risk Integrity takes that annuitants, as a class of persons, will live longer than estimated and therefore require Integrity to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be modified, but the total effective annual risk charge of 1.20% of the value of the Variable Account Options may not be increased on your Contract.

Integrity may realize a gain from these daily charges to the extent they are not needed to meet the actual expenses incurred.

Annual Administrative Charge

If your Account Value is less than $50,000 on the last day of any contract year prior to the your Retirement Date, Integrity charges an annual administrative charge of $30. This charge is deducted from your Account Value in each Investment Option on a pro-rata basis. The portion of the charge applicable to the Variable Account Options will reduce the number of units credited to you. The portion of the charge applicable to Fixed Accounts is withdrawn in dollars. The annual administrative charge will be pro-rated based on the number of days that have elapsed in the contract year in the event of the Annuitant's retirement, death, or termination of a contract during a contract year. The annual administrative charge is waived for employees of Integrity or National Integrity Life Insurance Company, a wholly owned subsidiary of Integrity (National Integrity), who purchase contracts under the salary allotment program of either company.

Fund Charges

Our Separate Account purchases shares of the Funds at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Funds. The amount charged for investment management may not be increased without the prior approval of the Funds' respective shareholders. See "The Funds" in Part 3.

State Premium Tax Deduction

Integrity will not deduct state premium taxes from your contributions before applying the contributions to the Investment Options, unless required to pay such taxes under applicable state law. If the Annuitant elects an annuity benefit, Integrity will deduct any applicable state premium taxes from the amount otherwise available for an annuity benefit. State premium taxes, if applicable, currently range up to 4%.

Contingent Withdrawal Charge

No sales charges are applied when you make a contribution to the contract. Contributions withdrawn will be subject to a withdrawal charge of up to 8%. As shown below, the percentage charge varies, depending upon the

"age" of the contributions included in the withdrawal-that is, the contract year in which each contribution was made. The maximum percentage of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your sixth prior contract year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount will not be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment, and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

During any contract year, no charge will be applied to your partial withdrawals that do not exceed the free withdrawal amount. On any Business Day, the free withdrawal amount is 10% of your Account Value less withdrawals during the current contract year. If any partial withdrawal exceeds the free withdrawal amount, we will deduct the applicable contingent withdrawal charge with respect to such excess amount. The contingent withdrawal charge is a sales charge to defray our costs of selling and promoting the contracts. We do not expect that revenues from contingent withdrawal charges will cover all of such costs. Any shortfall will be made up from our General Account assets, including any profits from other charges under the contracts.

          Contract Year in Which               Charge as a % of the
          Withdrawn Contribution Was Made      Contribution Withdrawn
          -------------------------------      ----------------------
               Current.........................          8%
               First Prior.....................          7
               Second Prior....................          6
               Third Prior.....................          5
               Fourth Prior....................          4
               Fifth Prior.....................          3
               Sixth Prior.....................          2
               Seventh Prior and Earlier.......          0

 No contingent withdrawal charge will be applied to any amount withdrawn if the Annuitant uses the withdrawal either to purchase from Integrity an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies which provides for level payments over five or more years, with a restricted prepayment option. Similarly, no charge will be applied if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

 Unless specifically instructed otherwise, Integrity will make withdrawals (including any applicable charges) from the Investment Options in the same ratio the Annuitant's Account Value in each Investment Option bears to the Annuitant's total Account Value. The minimum withdrawal permitted is $300. For residents of Pennsylvania, South Carolina and Washington State a $3,000 minimum account balance is required to remain in your Contract after any withdrawals.

 Transfer Charge

 No charge is made for your first twelve transfers among the Variable Account Options or the GROs during a contract year. We are, however, permitted to charge up to $20 for each additional transfer during that contract year. (No transfer charge will apply to transfers under our Dollar Cost Averaging or Individual Asset Rebalancing programs, the Ibbotson Asset Allocation and Rebalancing Program, or under systematic transfers from the STO, nor will such transfers count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.) See "Transfers" in Part 5. Transfers from a GRO may be subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3.

 Hardship Waiver

 Withdrawal Charges may also be waived on full or partial withdrawal requests of $1,000 or more under a Hardship circumstance. The Market Value Adjustment may also be waived on any amounts withdrawn from the GRO Accounts. Such Hardship circumstances include the Owner's (1) confinement to a nursing home, hospital and long term care facility, (2) diagnosis of terminal illness with any medical condition which would result in death or total disability, and (3) unemployment. We reserve the right to obtain reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not be applicable in some states, and, in other states, may not be available at all.

 Tax Reserve

 We have the right to make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.


 PART 5 - TERMS OF YOUR VARIABLE ANNUITY

 Contributions Under Your Contract

 You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, cannot be less than $1,000. Minimum initial contribution for residents of Pennsylvania, South Carolina and Washington State is $3,000 after any withdrawals. We will accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part 7.

 We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution made for you. Contributions may also be limited by various laws or prohibited by Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we will not measure them against the maximum limits set by law.

 Contributions are applied to the various Investment Options selected by you and are used to pay annuity and death benefits.

 Each contribution is credited as of the date we have received (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options. At any time you may have amounts in not more than nine Investment Options. For purposes of calculating the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received not later than the second Business Day after they are delivered to our Administrative Office. A Business Day is any day other than a weekend or a national bank holiday.

 You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When it is received by the Administrative Office, the change will be effective for any contribution which accompanies it and for all future contributions.

 Your Account Value

 Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. For contributions allocated to the Variable Account Options, there are no guaranteed values. The value of your contributions allocated to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.

 Your Purchase of Units in Our Separate Account

 Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.

 The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios of the Funds which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Funds' expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, will not vary because of changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.

 How We Determine Unit Value

 We determine unit values for each Variable Account Option on the Valuation Date. The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.

 The unit value of each Variable Account Option for any day on which we determine unit values is equal to the unit value for the last day on which a unit value was determined multiplied by the net investment factor for that Option on the current day. We determine a net investment factor for each Option as follows:

  - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Funds.

  - Next, we add any dividends or capital gains distributions by the Fund on that day.

  - Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

  - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).

  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

 Generally, this means that we adjust unit values to reflect what happens to the Fund, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

 Transfers

 You may transfer your Account Value among the Variable Account Options and the GROs, subject to Integrity's then current transfer restrictions. You may not make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO that you have not elected before) at the then-current Guaranteed Interest Rate, unless Integrity otherwise consents. Transfers from a GRO other than within 30 days prior to the expiration date of a GRO Account are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. For amounts in GROs, transfers will be made according to the order in which monies were originally allocated to any GRO.

 The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. After twelve transfers have been made by you during a contract year, a charge of up to $20 may apply to each additional transfer during that contract year, except that no charge will be made for transfers under our Dollar Cost Averaging, Individual Asset Rebalancing, Ibbotson Asset Allocation and Rebalancing Program or systematic transfer programs, described in Part 8. Once annuity payments begin, transfers are no longer permitted.

 Written transfer requests must be sent directly to the Administrative Office. Each Annuitant's request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service provided you have established a Personal Identification Number (PIN Code). We will honor telephone transfer instructions from any person who provides correct identifying information, and we are not responsible in the event of a fraudulent telephone transfer which is believed to be genuine in accordance with these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

 A transfer request will be effective as of the Business Day it is received by our Administrative Office. A transfer request does not change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 8:30 a.m. - 5:00 p.m., Eastern Time, on any day we are open for business. You will receive the Variable Account Options' unit values as of the close of business on the day you call. Accordingly, transfer requests received after 4:00 p.m. Eastern Time will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

 Withdrawals

 You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. For residents of Pennsylvania, South Carolina and Washington State a $3,000 minimum account balance is required to remain in your Contract after any withdrawals.
 A withdrawal charge of up to 8% of the contribution amount withdrawn, as adjusted for any applicable Market Value Adjustment and the withdrawal charge itself will be deducted from your Account Value, unless one of the exceptions applies. See "Guaranteed Rate Options" in Part 3 and "Contingent Withdrawal Charge" in Part 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts" for further information regarding various tax consequences associated with the contracts.

 Assignments

 You may not assign the contract as collateral or security for a loan, but an Owner whose contract is not related to a tax-favored program may otherwise assign the contract before the Annuitant's Retirement Date. An assignment of the contract as a gift may, however, have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." Integrity will not be bound by an assignment unless it is in writing and we have received it at the Administrative Office.

 Death Benefits and Similar Benefit Distributions

 A death benefit is available to a beneficiary if the Annuitant dies prior to the Retirement Date.

 If the Annuitant is under the age of 80 at the time of death, the amount of the death benefit is the greatest of:

     .   your Account Value
     . the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
     .   your total contributions less the sum of withdrawals

 "Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments applicable to such withdrawals.

 If the Annuitant is 80 or older at the time of death, the amount of the death benefit will be your Account Value.

 The death benefit amount is determined as of the date proof of death and instructions for payment of proceeds are received by the Administrative Office. Death benefits (and benefit distributions required because of a separate Owner's death) can be paid in a lump sum or as an annuity. If no benefit option is selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

 The beneficiary of the death benefit under a contract is selected by the Owner. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If no Annuitant's beneficiary survives the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

 Generally, the Owner also may select his or her own beneficiary. If the Owner dies before the Annuitant's Retirement Date, an Owner's beneficiary will become the Owner of the contract and may be required to receive benefit distributions.

 Annuity Benefits

 All annuity benefits under your contract are calculated as of the Retirement Date selected by you. The Retirement Date can be changed by written notice to the Administrative Office any time prior to the Retirement Date. The Retirement Date may be no later than your 98th birthday or earlier, if required by law. The terms of the contracts applicable to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

 Annuity benefits may take the form of a lump sum payment or an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied for the purchase of an annuity benefit will be the Adjusted Account Value, except that the Cash Value will be the amount applied if the annuity benefit does not have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment without a withdrawal charge applying.

 Annuities

 Alternate forms of annuity benefits can provide for fixed or variable payments which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Separate Account Divisions. For any annuity, the minimum amount applied to the annuity must be $2,000 and the minimum initial payment must be at least $20.

 If you have not already selected a form of annuity, we will send you, within six months prior to your Retirement Date, an appropriate notice form on which you may indicate the type of annuity you desire or confirm to us that the normal form of annuity, as defined below, is to be provided. However, if we do not receive a completed form from you on or before your Retirement Date, we will deem the Retirement Date to have been extended until we receive your written instructions at our Administrative Office. During such extension, the values under your contract in the various Investment Options will remain invested in such options and amounts remaining in Variable Account Options will continue to be subject to the investment risks associated with those Options. However, your Retirement Date cannot be extended beyond your 98th birthday or earlier, if required by law. You will receive a lump sum benefit if you do not make an election by such date.

 We currently offer the following types of annuities:

 A period certain annuity provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the payee) for a fixed period. The amount is determined by the period selected. The Annuitant, or if the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.

 A period certain life annuity provides for fixed or variable payments, or both, for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You may not change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The normal form of annuity is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

 A life income annuity provides fixed payments for the life of the payee or the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity cannot be changed or redeemed for a lump sum payment by the Annuitant or any payee.

 Annuity Payments

 Fixed annuity payments will not change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If Integrity's current annuity rates then in effect would yield a larger payment, those current rates will apply instead of the tables.

 Variable annuity payments are funded only in the Separate Account Divisions through the purchase of annuity units. The Variable Account Option or Options selected cannot be changed after annuity payments begin. The SAI provides further information concerning the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period which includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option or Options selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."

 If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

 Timing of Payment

 We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be deferred, however, for any period during which (1) the New York Stock Exchange has been closed or trading on it is restricted; (2) sales of securities or determination of the fair value of Separate Account assets is not reasonably practicable because of an emergency; or (3) the SEC, by order, permits Integrity to defer action in order to protect persons with interests in the Separate Account. Integrity can defer payment of your Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

 How You Make Requests and Give Instructions

 When you communicate in writing with our Administrative Office, use the address on the first page of this prospectus. Your request or instruction cannot be honored unless it is in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.


 PART 6 - VOTING RIGHTS

 Fund Voting Rights

 Integrity is the legal owner of the shares of the Funds held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Funds' Board of Directors, to ratify the selection of independent auditors for the Funds, and on any other matters described in the Funds' current prospectus or requiring a vote by shareholders under the 1940 Act.

 Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We will send you Fund proxy materials and a form for giving us voting instructions.

 If we do not receive instructions in time from all Owners, we will vote shares in a Portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we are not responsible for any failure by your employer to solicit your instructions or to communicate your instructions to us. We will vote any Fund shares that we are entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Funds in our own right or to restrict Owner voting, we may do so.

 How We Determine Your Voting Shares

 You may participate in voting only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Fund shares in each Variable Account Option that are attributable to your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Funds' Board for the Funds' shareholders' meeting. The record date for this purpose must be no more than 60 days before the meeting of the Funds. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

 How Fund Shares Are Voted

 All Fund shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) which require collective approval. On matters on which the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. To the extent shares of the Funds are sold to separate accounts of other insurance companies, the shares voted by such companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by Integrity from its Owners.

 Separate Account Voting Rights

 Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you will be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We will cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.


 PART 7 - TAX ASPECTS OF THE CONTRACTS

 Introduction

 The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

 The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations and is not intended to be tax advice. It is based upon understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the qualified plan, any person contemplating the purchase of a contract, contemplating selection of annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

 Your Contract is an Annuity

 Under the federal tax law, any individual can purchase an annuity with after-tax dollars and exclude any annuity earnings in taxable income until an actual distribution is taken from the annuity. Alternatively, the individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan.

 This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (nonqualified annuity), and some of the special tax rules which apply to an annuity purchased to fund a tax-favored retirement program, (qualified annuity). A qualified annuity may restrict your rights and benefits in order to qualify for its special treatment under the federal tax law.

 Taxation of Annuities Generally

 Section 72 of the Internal Revenue Code of 1986, as amended (the Code), governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a contract until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons cannot defer the taxation of current income credited to the contract unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or divorced spouse), any increase in its value will be taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.

 Section 72 provides that the proceeds of a full or partial withdrawal from a contract prior to the date on which annuity payments begin are treated first as taxable income to the extent that the Account Value exceeds the "investment" or "basis" in the contract and then as non-taxable recovery of the investment or basis in the contract. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, less any amounts previously withdrawn which were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 which were rolled over to the contract in a tax-free exchange.

 Once annuity payments begin, the Annuitant recovers a portion of the investment tax-free from each payment. The non-taxable portion of each payment is based on the ratio of the Annuitant's investment to his or her expected return under the contract (exclusion Ratio). The remainder of each payment will be ordinary income.

 After you have recovered your total investment, future payments are fully included in income. If the Annuitant dies prior to recovering the total investment, a deduction for the remaining basis will generally be allowed on the Annuitant's final federal income tax return.

 Withholding of federal income taxes on all distributions may be required unless the recipient who is eligible elects not to have any amounts withheld and properly notifies Integrity of that election.

 The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, a tax penalty of 10% applies to the taxable portion of a distribution unless the distribution is: (1) on or after the date on which the taxpayer attains age 59-1/2; (2) as a result of the death of the Owner; (3) attributable to the taxpayer becoming disabled within the meaning of Code Section 72(m)(7); (4) from certain qualified plans (note, however, other penalties may apply); (5) under a qualified funding asset (as defined in Section 130(d) of the Code); (6) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service; or (7) under an immediate annuity as defined in Code Section 72(u)(4).

 All annuity contracts issued by Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

 Distribution-at-Death Rules

 Under section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the remaining portion of such interest must be distributed at least as quickly as the method in effect on the date of the Owner's death; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years after the date of the Owner's death. To the extent such interest is payable to a beneficiary, however, such interest may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions commence within one year after the Owner's death. If the beneficiary is the spouse of the Owner, the contract (along with the deferred tax status) may be continued in the name of the spouse as the Owner.

 If the Owner is not an individual, the "primary annuitant," as defined in the Code, is considered the Owner. The primary annuitant is the individual who is of primary importance in affecting the timing of the amount of payout under a contract. In addition, when the Owner is not an individual, a change in the primary annuitant is treated as the death of the Owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied at the death of the first Owner.

 Diversification Standards

 Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. The investment manager for the Funds monitors the investments in order to comply with the regulations to assure that the contracts continue to be treated as annuities for federal income tax purposes.

 The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

 Tax-Favored Retirement Programs

 The contract is designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. Therefore, no attempt is made to provide more than general information about the use of contracts with the various types of qualified plans.

 Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

 Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract.

 Individual Retirement Annuities
 -------------------------------

 Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish an IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. An individual may also rollover amounts distributed from another IRA or another tax-favored retirement program to an IRA contract. Your IRA contract will be issued with a rider outlining the special terms of your contract which apply to IRAs.

 Tax Sheltered Annuities
 -----------------------

 Section 403(b) of the Code permits the purchase of tax-sheltered annuities
 (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms which apply to a TSA.

 Simplified Employee Pensions
 ----------------------------

 Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAs) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

 Corporate and Self-Employed (H.R. 10 and Keogh) Pension and Profit Sharing
 --------------------------------------------------------------------------
 Plans
 -----

 Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

 Deferred Compensation Plans of State and Local Governments and Tax-Exempt
 -------------------------------------------------------------------------
 Organizations
 -------------

 Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. If the plan is in existence on August 20, 1996, the employer need not establish a trust, custodial account, or annuity contract until January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

 Distributions Under Tax-Favored Retirement Programs

 Distributions from tax-favored plans are subject to certain restrictions. Prior to the enactment of the 1996 SBJPA, distributions of minimum amounts specified by the Code must have commenced by April 1 of the calendar year following the calendar year in which the participant reaches age 70-1/2. The SBJPA provides participants in qualified plans, with the exception of five-percent owners and IRA holders, to begin receiving distributions by April 1 of the calendar year following the later of either (i) the calendar year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions. However, the SBJPA of 1996 has suspended the excise tax on excess distributions. The provision relating to the excise tax on excess distributions is effective with respect to distributions received in 1997, 1998 and 1999.

 Distributions from a tax-favored plan (not including an IRA subject to Code
 Section 408) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or an IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

 We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

 The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

 Federal and State Income Tax Withholding

 Integrity will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a contract unless the distributee notifies Integrity at or before the time of the distribution of an election not to have any amounts withheld. In certain circumstances, Integrity may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

 Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

 Impact of Taxes to Integrity

 The contracts provide that Integrity may charge the Separate Account for taxes. Integrity can also set up reserves for taxes.

 Transfers Among Investment Options

 There will not be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

 PART 8 - ADDITIONAL INFORMATION

 Systematic Withdrawals

 We offer a program for systematic withdrawals that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. For residents of Pennsylvania, South Carolina and Washington State a $3,000 minimum account balance is required to remain in your Contract after any withdrawals. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one business day after our receipt of the form. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the systematic withdrawal program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended.

 Amounts withdrawn by you under the systematic withdrawal program may be within the free withdrawal amount in which case neither a contingent withdrawal charge nor a Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. Amounts withdrawn under the systematic withdrawal program in excess of the free withdrawal amount will be subject to a contingent withdrawal charge and a Market Value Adjustment if applicable. Withdrawals also may be subject to the 10% federal tax penalty for early withdrawals under the contracts and to income taxation. See Part 7, "Tax Aspects of the Contracts."

 Dollar Cost Averaging

 We offer a dollar cost averaging program under which allocations to the VIP Money Market Option are automatically transferred on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must specify a dollar amount to be transferred into each Variable Account Option, and the current minimum transfer to each Option is $250. No transfer charge will apply to transfers under our dollar cost averaging program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

 To enroll under our dollar cost averaging program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the dollar cost averaging program at any time. If you do not have sufficient funds in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.

 Systematic Transfer Program

 We also offer a systematic transfer program under which contributions to the STO are automatically transferred on a monthly or quarterly basis, as selected by you, to one or more other Investment Options. Your STO contributions will be transferred in equal installments of not less than $1,000 over a one year period. If you do not have sufficient funds in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will be ended. Any funds remaining in the STO at the end of the one year period during which transfers are required to be made will be transferred at the end of such period on a pro rata basis to the Options previously elected by you for this program. No transfer charge will apply to transfers under our systematic transfer program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

 To enroll under our systematic transfer program, you must deliver the appropriate administrative form to our Administrative Office. We reserve the right to terminate the systematic transfer program in whole or in part, or to place restrictions on contributions to the program. This program may not be currently available in some states.

 Individual Asset Rebalancing

 We offer an asset rebalancing program whereby you can select the frequency for rebalancing. Frequencies available include rebalancing monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among such Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. No transfer charge will apply to transfers under our Individual Asset Rebalancing program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

 Fixed Accounts are not eligible for the Individual Asset Rebalancing program.

 To enroll under our Individual Asset Rebalancing program, you must deliver the appropriate administrative form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the Individual Asset Rebalancing program. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Individual Asset Rebalancing program is in effect. This program is not available in concert with the Ibbotson Asset Allocation and Rebalancing Program. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the Individual Asset Rebalancing program at any time.

 Ibbotson Asset Allocation and Rebalancing Program

 We also offer an Asset Allocation and Rebalancing Program designed by Ibbotson Associates (Ibbotson Model(s)). Ibbotson Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.

 You may select one of three proposed Ibbotson Models: Aggressive, Moderate or Conservative. Your current contribution allocations will be initially allocated as recommended by Ibbotson and approved by you, among the Options currently established for each Ibbotson Model as indicated below.

 To ensure conformity with current Ibbotson Model instructions, the value in the Variable Account Options will be automatically rebalanced annually by transfers among such Variable Account Options. You will receive a confirmation notice after each rebalancing. GRO Accounts attributable to the Ibbotson Model will not rebalance. Instead, GRO Accounts shall renew for the same duration at the then-current Guaranteed Interest Rate. See "Fixed Accounts - Renewals of GRO Accounts" in Part 3.

 No transfer charge will apply to transfers under the Ibbotson Asset Allocation and Rebalancing Program, nor will such transfers count toward the twelve transfers you may make in a contract year before we may impose a transfer charge. See "Transfers" in Part 4.

 To enroll under the Ibbotson Asset Allocation and Rebalancing Program, you must deliver the appropriate administrative form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the Individual Asset Rebalancing program. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Individual Asset Rebalancing program is in effect. This program is not available in concert with the Individual Asset Rebalancing program. We reserve the right to terminate or amend this program in whole or in part, or to place restrictions on contributions to the program. This program may not be available in all states.

 You may terminate participation in this program upon one day's prior written notice.

               CONSERVATIVE MODEL

               Fund                 Allocation Percentage
               ----                 ---------------------
               VIP III Balanced              10%
               VIP Equity Income             20%
               VIP Growth                     0%
               VIP II Index 500               0%
               VIP Overseas                   5%
               VIP II Investment Grade Bond  30%
               GRO - 3 Year                  35%
                                            ----
                                            100%

               MODERATE MODEL

               Fund                 Allocation Percentage
               ----                 ---------------------
               VIP III Balanced              10%
               VIP Equity Income             25%
               VIP Growth                    10%
               VIP II Index 500              15%
               VIP Overseas                  15%
               VIP II Investment Grade Bond  15%
               GRO - 3 Year                  30%
                                            ----
                                            100%


               AGGRESSIVE MODEL

               Fund                 Allocation Percentage
               ----                 ---------------------
               VIP III Balanced               0%
               VIP Equity Income             20%
               VIP Growth                    30%
               VIP II Index 500              20%
               VIP Overseas                  20%
               VIP II Investment Grade Bond   0%
               GRO - 3 Year                  10%
                                            ----
                                            100%

 Systematic Contributions

 We offer a program for systematic contributions that allows you to pre-authorize monthly withdrawals from your checking account for payment to us. To enroll under our program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon 30 days' prior written notice. Your participation may be terminated by us if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.

 Performance Information

 Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. Performance data for any Option reflects only the performance of a hypothetical investment in the Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time period, and it should not be considered as a representation of performance to be achieved in the future.

 Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Option of all distributions and the deduction of applicable contract charges and expenses, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period indicated. Total returns also may be shown that do not take into account the contingent withdrawal charge or the annual administrative charge applicable where the Account Value is less than $50,000 at the end of a contract year.

 A cumulative total return reflects an Option's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Option's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Option's returns, you should recognize that they are not the same as actual year-by-year results.

 Some Options may also advertise yield. These measures reflect the income generated by an investment in the Option over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent withdrawal charge.

 The VIP Money Market Option may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Option over a specified 7-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in such Option over a specified 30-day period.

 For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the SAI.

 APPENDIX A

                   ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

               Contribution:              $50,000.00

               GRO Account duration:      7 Years

               Guaranteed Interest Rate:  5% Annual Effective Rate

 The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. No contingent withdrawal charge applies to transfers.

 The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

 The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we do not declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge which would be calculated separately.

 Example of a Downward Market Value Adjustment:

 A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

     -0.0551589 = [(1 + .05)/48/12/ / (1 + .0625 + .0025)/48/12/] - 1

 The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

     -$3,192.67 = -0.0551589 X $57,881.25

 The Market Adjusted Value would be:

     $54,688.58 = $57,881.25 - $3,192.67

 A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

 Thus, the amount payable on a full withdrawal would be:

     $52,188.58 = $57,881.25 - $3,192.67 - $2,500.00

 If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     $5,788.13 = $57,881.25 X .10

 The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

 The Market Value Adjustment, which is only applicable to the non-free amount, would be

     - $783.91 = -0.0551589 X $14,211.87

 The withdrawal charge would be:

     $789.25 = [($14,211.87+ $783.91)/(1 - .05)] - ($14,211.87+ 783.91)

 Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,573.16 = $20,000.00 + $783.91 + $789.25

 The ending Account Value would be:

     $36,308.09 = $57,881.25 - $21,573.16

 Example of an Upward Market Value Adjustment:

 An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

     .0290890 = [(1 + .05)/48/12/ / (1 + .04 + .0025)/48/12/] - 1

 The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = .0290890 X $57,881.25

 The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

 A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

 Thus, the amount payable on a full withdrawal would be:

     $57,064.96 = $57,881.25 + $1,683.71 - $2,500.00

 If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

         Free Amount =  $ 5,788.13

     Non-Free Amount =  $14,211.87

 The Market Value Adjustment would be:

     $413.41 = .0290890 X $14,211.87

 The withdrawal charge would be:

     $726.23 = [($14,211.87 - $413.41)/(1 - .05)] - ($14,211.87 - $413.41)

 Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $20,312.82 = $20,000.00 - $413.41 + $726.23

 The ending Account Value would be:

     $37,568.43 = $57,881.25 - $20,312.82

 Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1997

                                      FOR

                                GRANDMASTER III

                       FLEXIBLE PREMIUM VARIABLE ANNUITY

                                   ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                      AND

                     FUNDED THROUGH ITS SEPARATE ACCOUNT I



                               Table of Contents
                                      Page

Part 1 - Integrity and Custodian............................................  2
Part 2 - Distribution of the Contracts......................................  3
Part 3 - Performance Information............................................  3
Part 4 - Determination of Annuity Unit Values..............................  10
Part 5 - Financial Statements..............................................  11

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1997. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 182080, Columbus, Ohio 43218, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity is an Ohio stock life insurance company that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202, and it maintains administrative offices in Columbus, Ohio. Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM Securities), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) ARM Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency. Approximately 91% of the outstanding voting stock of ARM is owned by The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., and MSCP III 892 Investors, L.P., each of which is a Delaware limited partnership (collectively, the MSCP Funds). The MSCP Funds are private equity funds sponsored by Morgan Stanley Group Inc., a Delaware corporation that, through its subsidiaries, provides a wide range of financial services on a global basis (Morgan Stanley). The general partner of each of the MSCP Funds is a wholly owned subsidiary of Morgan Stanley. Oldarm Limited Partnership, a Kentucky limited partnership, New ARM, LLC, a Kentucky limited liability company, and certain current and former employees and management of ARM own in the aggregate approximately 9% of the voting stock of ARM.

No person has the direct or indirect power to control Morgan Stanley except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. Morgan Stanley is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 31% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley and its predecessor.


Beginning in 1994, ARM provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by Integrity for management services in 1995 and 1996, including services applicable to the Registrant, were $7,462,365 and $13,823,048, respectively.

Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.


Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A"
(Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity does not guarantee the investment performance of the portfolios, and these ratings do not reflect protection against investment risk.

Under prior management, Integrity was subject to a consent order in the State of Florida under which it was precluded from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity came to be fully in compliance with the investment limitations of the State of Florida and a request for full relief from the consent order was granted by the Florida Department of Insurance on November 4, 1994.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of 7.5% of initial contribution and 7% of additional contributions, plus .50% trail commission paid on Account Value after the 8th Contract Year. The amount of distribution allowances paid was $7,813,058, $6,110,040, and $5,858,050 for the years ended December 31, 1996, 1995, and 1994, respectively. No distribution allowances were retained by ARM Securities during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the contracts.


PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Total Returns

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Any such total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those currently applicable under the contract. Total returns may be shown simultaneously that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T)/n/ = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

Cumulative total returns are unaveraged and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

Yields

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

Current yield and effective yield are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the base period), and stated as a percentage of the investment at the start of the base period (the base period return). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = {(Base Period Return) + 1)/365/7/} - 1

The table below provides average annual total returns for each Option for the One and Three Year Periods ended December 31, 1996 and from inception through December 31, 1996. The "contract continues" columns show returns if the contract continues and is not terminated, and the "contract surrendered" columns show returns if the contract is surrendered at the end of the period, in which case contingent withdrawal charges may apply. The performance information is based on the historical investment experience of the Options and does not indicate or represent future experience.

                          Average Annual Total Returns for One and
                   Three Year Periods Ended 12/31/96 and Since Inception*

                    Period Since Inception         One Year Period         Three Year Period
                    ----------------------         ---------------         -----------------
                                 Contract                    Contract
                   Contract     Surrendered    Contract     Surrendered        Contract
Option             Continues     12/31/96      Continues     12/31/96          Continues
------             ---------    -----------    ---------    -----------        ---------
VIP Equity-Income    16.19%        15.82%        12.73%         5.65%            16.64%

VIP II Asset
Manager               9.83%         9.38%        13.04%         5.97%             6.51%

VIP Growth           15.07%        14.69%        13.14%         6.07%            14.22%

VIP Overseas          7.81%         7.32%        11.67%         4.60%             6.64%

VIP II Investment
Grade Bond            6.13%         5.62%         1.78%        -5.29%             3.80%

VIP II Index 500     15.21%        14.25%        21.15%        14.07%            17.79%

VIP High Income      10.83%         9.78%        12.48%         5.40%             9.13%

VIP II Asset
Manager: Growth      20.47%        17.23%        18.30%        11.23%             n/a

VIP II Contrafund    28.77%        25.72%        19.66%        12.58%             n/a

VIP III Balanced      n/a           n/a           n/a           n/a               n/a

VIP III Growth &
Income                n/a           n/a           n/a           n/a               n/a

VIP III Growth
Opportunities         n/a           n/a           n/a           n/a               n/a

*The inception date for each Option is set forth in the table below.

The table below provides cumulative total returns for each Option from inception through December 31, 1996, and for the One and Three Year Periods ended December 31, 1996. The "contract continues" columns show returns if the contract continues and is not terminated, and the "contract surrendered" column shows returns if the contract is surrendered at the end of the period, in which case contingent withdrawal charges apply. The performance information is based on the historical investment experience of the Options and does not indicate or represent future experience.

Cumulative Total Returns for Period Since Inception to 12/31/96, and for the One and Three Year Periods ended 12/31/96

                        Period Since Inception     One Year    Three Year
                        ----------------------     --------    ----------
                                      Contract
                        Contract     Surrendered    Contract     Contract   Inception
Option                  Continues     12/31/96     Continues    Continues     Date*
------                  ---------    -----------   ---------    ---------   ---------
VIP Equity-Income        122.58%       119.18%       12.73%       58.68%     09/03/91

VIP II Asset
Manager                   64.84%        61.44%       13.04%       20.83%     09/03/91

VIP Growth               111.35%       107.95%       13.14%       49.02%     09/03/91

VIP Overseas              49.30%        45.90%       11.67%       21.26%     09/03/91

VIP II Investment
Grade Bond                37.33%        33.93%        1.78%       11.85%     09/03/91

VIP II Index 500          71.99%        66.70%       21.15%       63.44%     03/04/93

VIP High Income           48.82%        43.53%       12.48%       29.98%     02/19/93

VIP II Asset
Manager:
Growth                    42.35%        35.20%       18.30%        n/a       02/08/95

VIP II Contrafund         61.50%        54.36%       19.66%        n/a       02/08/95

VIP III Balanced           n/a           n/a           n/a         n/a       12/31/96

VIP III Growth &
Income                     n/a           n/a           n/a         n/a       12/31/96

VIP III Growth
Opportunities              n/a           n/a           n/a         n/a       12/31/96

*Inception Dates reflect date of first trade.

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (Lipper) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Consumer's Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Global Investor, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the Lehman Government Index) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the Lehman Government/ Corporate Index) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the Lehman Government/Corporate Intermediate Index) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the Value Line Investment Survey.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Stocks, Bonds, Bills and Inflation, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by Integrity or any of the Sub-Advisers derived from such indices or averages.

Individualized Computer Generated Illustrations

National Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

PART 4 - DETERMINATION OF ANNUITY UNIT VALUES


The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% and 3.5% a year, respectively. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

 * .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or

 * .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.


All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same. Each of the first three monthly payments will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where the Company's current annuity rates are used, contributions in the current and five prior participation years will qualify for the Company's current individual annuity rates applicable to funds derived from sources outside the Company. The balance of the proceeds will qualify for the Company's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.


Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day together with any non-business day or consecutive non-business day immediately preceding such business day will constitute a valuation period.

Illustration of Changes in Annuity Unit Values. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.

For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments commence. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date the Company receives a written request for lump sum payment of remaining values. Assets held in the Account at least equal to all statutory reserves required for such Separate Account.

PART 5 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.


The financial statements of the Separate Account as of December 31, 1996, and for the periods indicated in the financial statements and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 1996 and 1995 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

                             Financial Statements

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                               December 31, 1996
                      With Report of Independent Auditors

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                             Financial Statements


                               December 31, 1996


                                   Contents



Report of Independent Auditors................................................1

Audited Financial Statements

Statement of Assets and Liabilities...........................................2
Statement of Operations.......................................................4
Statements of Changes in Net Assets...........................................6
Notes to Financial Statements................................................10

                        Report of Independent Auditors

Contract Holders
Separate Account I of Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account I of Integrity Life Insurance Company (comprising, respectively, the Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth, and Contrafund Divisions) as of December 31, 1996, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned in Variable Insurance Products Fund and Variable Insurance Products Fund II (Fidelity VIP Funds) as of December 31, 1996, by correspondence with the transfer agent of the Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Integrity Life Insurance Company Separate Account I at December 31, 1996, and the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                        /s/ Ernst & Young LLP



Louisville, Kentucky
April 18, 1997

            Separate Account I of Integrity Life Insurance Company

                      Statement of Assets and Liabilities

                               December 31, 1996

                                                      Money                           Equity-
                                                     Market       High Income         Income        Growth         Overseas
                                                    Division       Division          Division      Division        Division
                                                  -----------------------------------------------------------------------------
Assets
Investments in Fidelity VIP Funds at value
 (cost of $364,279,014 in the aggregate)            $27,668,954     $24,732,893     $82,088,400   $78,547,595     $32,238,102

Liabilities
Payable to (receivable from) the general
 account of Integrity                                    14,686           5,226           8,540        (6,384)            609
                                                    --------------------------------------------------------------------------

Net assets                                          $27,654,268     $42,727,667     $82,079,860   $78,553,979     $32,237,493
                                                    ===========================================================================

Unit value                                          $     15.03     $     14.88     $     27.57   $     33.98     $     17.98
                                                    ===========================================================================

Units outstanding                                     1,839,938       2,871,483       2,977,144     2,311,771       1,792,964
                                                    ===========================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                               December 31, 1996

                                                                                             Asset
                                                 Investment      Asset                      Manager:
                                                 Grade Bond     Manager       Index 500     Growth       Contrafund
                                                  Division      Division      Division     Division       Division         Total
                                               -------------------------------------------------------------------------------------
Assets
Investments in Fidelity VIP Funds at value
 (cost of $364,279,014 in the aggregate)         $14,955,631   $58,647,566   $20,774,010  $ 6,832,743   $38,479,268     $402,965,162

Liabilities
Payable to (receivable from) the general
 account of Integrity                                 (1,915)        2,154        (1,560)       2,912           472           24,740
                                                 -----------------------------------------------------------------------------------

Net assets                                       $14,957,546   $58,645,412   $20,775,570  $ 6,829,831   $38,478,796     $402,940,422
                                                 ===================================================================================

Unit value                                       $     18.53   $     21.65   $     17.20  $     14.23   $     16.15
                                                 ===================================================================

Units outstanding                                    807,207     2,708,795     1,207,882      479,960     2,382,588
                                                 ===================================================================

See accompanying notes.

                                      Separate Account I of Integrity Life Insurance Company

                                                      Statement of Operations

                                                   Year Ended December 31, 1996




                                                            Money                         Equity-
                                                            Market       High Income       Income         Growth         Overseas
                                                           Division       Division        Division       Division        Division
                                                         --------------------------------------------------------------------------
Investment income
  Reinvested dividends from Fidelity VIP Funds           $2,077,792       $2,788,700    $ 2,695,924    $ 3,656,936      $  569,919

Expenses
  Mortality and expense risk and
   administrative charges                                   543,822          454,923        967,411        861,617         378,399
                                                         --------------------------------------------------------------------------
Net investment income (loss)                              1,533,970        2,333,777      1,728,513      2,795,319         191,520

Realized and unrealized gain (loss)
 on investments
  Net realized gain on sales
   of investments                                                 -        1,751,094      2,121,848      6,441,843         648,251
  Net unrealized appreciation (depreciation)
   of investments:
    Beginning of period                                      (1,163)       1,820,824      8,678,431      7,671,018       1,015,935
    End of period                                                17        1,712,483     13,214,606      5,155,205       3,176,319
                                                         --------------------------------------------------------------------------
  Change in net unrealized appreciation/
   depreciation during the period                             1,180         (108,341)     4,536,175     (2,515,813)      2,160,384
                                                         --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment         1,180        1,642,753      6,658,023      3,926,030       2,808,635
                                                         --------------------------------------------------------------------------
Net increase in net assets resulting from operations     $1,535,150       $3,976,530    $ 8,386,536    $ 6,721,349      $3,000,155
                                                         ==========================================================================


See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                         Year Ended December 31, 1996

                                                          Investment                             Asset
                                                             Grade       Asset                  Manager:
                                                             Bond       Manager    Index 500     Growth     Contrafund
                                                           Division    Division     Division    Division     Division       Total
                                                          --------------------------------------------------------------------------
Investment income
  Reinvested dividends from Fidelity VIP Funds            $ 580,069   $3,679,957   $  321,571   $341,274    $  148,076   $16,860,218

Expenses
  Mortality and expense risk and
    administrative charges                                  171,455      784,805      180,553     58,740       358,537     4,760,262
                                                          --------------------------------------------------------------------------
Net investment income (loss)                                408,614    2,895,152      141,018    282,534      (210,461)   12,099,956

Realized and unrealized gain (loss)
  on investments
    Net realized gain on sales
      of investments                                        240,589      586,105      895,378     83,953     1,902,313    14,671,374
    Net unrealized appreciation (depreciation)
      of investments:
         Beginning of period                                889,374    4,628,621      966,863      7,420       726,334    26,403,657
         End of period                                      508,186    8,077,051    2,528,584    365,540     3,948,157    38,686,148
                                                          --------------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                       (381,188)   3,448,430    1,561,721    358,120     3,221,823    12,282,491
                                                          --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments     (140,599)   4,034,535    2,457,099    442,073     5,124,136    26,953,865
                                                          --------------------------------------------------------------------------
Net increase in net assets resulting from operations      $ 268,015   $6,929,687   $2,598,117   $724,607    $4,913,675   $39,053,821
                                                          ==========================================================================



See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1996

                                                                                      Equity-
                                                        Money Market   High Income     Income        Growth       Overseas
                                                          Division      Division      Division      Division      Division
                                                        --------------------------------------------------------------------
Increase (decrease) in net assets from operations
    Net investment income (loss)                        $  1,533,970   $ 2,333,777   $ 1,728,513   $ 2,795,319   $   191,520
    Net realized gain on sales of investments                      -     1,751,094     2,121,848     6,441,843       648,251
    Change in net unrealized appreciation/
      depreciation during the period                           1,180      (108,341)    4,536,175    (2,515,813)    2,160,384
                                                        --------------------------------------------------------------------
Net increase in net assets resulting from operations       1,535,150     3,976,530     8,386,536     6,721,349     3,000,155

Increase (decrease) in net assets from contract
  related transactions
    Contributions from contract holders                   34,330,875     5,779,865    22,514,540    14,358,955     6,261,045
    Contract terminations and benefits                    (6,208,045)   (1,524,016)   (4,704,707)   (3,893,678)   (1,526,278)
    Net transfers among investment options               (28,366,403)    4,880,594       484,110    11,341,667     3,436,687
                                                        --------------------------------------------------------------------
Net increase (decrease) in net assets derived from
  contract related transactions                             (243,573)    9,136,443    18,293,943    21,806,944     8,171,454
                                                        --------------------------------------------------------------------
Increase in net assets                                     1,291,577    13,112,973    26,680,479    28,528,293    11,171,609

Net assets, beginning of year                             26,362,691    29,614,694    55,399,381    50,025,686    21,065,884
                                                        --------------------------------------------------------------------

Net assets, end of year                                 $ 27,654,268   $42,727,667   $82,079,860   $78,553,979   $32,237,493
                                                        ====================================================================
Unit transactions
    Contributions                                          2,336,691       407,773       878,376       442,061       363,533
    Terminations and benefits                               (431,061)     (118,461)     (182,775)     (140,423)      (89,813)
    Net transfers                                         (1,888,838)      343,721        16,646       344,276       210,804
                                                        --------------------------------------------------------------------
Net increase (decrease) in units                              16,792       633,033       712,247       645,914       484,524
                                                        ====================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                         Year Ended December 31, 1996

                                                                                              Asset
                                                  Investment      Asset                      Manager:
                                                  Grade Bond     Manager       Index 500      Growth     Contrafund
                                                   Division      Division      Division      Division     Division        Total
                                                  ---------------------------------------------------------------------------------
Increase (decrease) in net assets from
  operations
    Net investment income (loss)                  $   408,614   $ 2,895,152   $   141,018   $  282,534   $  (210,461)  $ 12,099,956
    Net realized gain on sales of investments         240,589       586,105       895,378       83,953     1,902,313     14,671,374
    Change in net unrealized appreciation/
      depreciation during the period                 (381,188)    3,448,430     1,561,721      358,120     3,221,823     12,282,491
                                                  ---------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                          268,015     6,929,687     2,598,117      724,607     4,913,675     39,053,821

Increase (decrease) in net assets from
  contract related transactions
    Contributions from contract holders             3,378,025     6,136,455     7,410,209    2,833,347    11,316,760    114,320,076
    Contract terminations and benefits               (838,675)   (5,296,646)     (418,288)    (248,404)   (1,179,766)   (25,838,503)
    Net transfers among investment options            738,417    (6,065,460)    4,442,889    1,413,371     8,997,882      1,303,754
                                                  ---------------------------------------------------------------------------------
Net increase (decrease) in net assets derived
  from contract related transactions                3,277,767    (5,225,651)   11,434,810    3,998,314    19,134,876     89,785,327
                                                  ---------------------------------------------------------------------------------
Increase in net assets                              3,545,782     1,704,036    14,032,927    4,722,921    24,048,551    128,839,148

Net assets, beginning of year                      11,411,764    56,941,376     6,742,643    2,106,910    14,430,245    274,101,274
                                                  ---------------------------------------------------------------------------------

Net assets, end of year                           $14,957,546   $58,645,412   $20,775,570   $6,829,831   $38,478,796   $402,940,422
                                                  =================================================================================
Unit transactions
    Contributions                                     186,436       309,032       466,833      218,521       802,193
    Terminations and benefits                         (47,054)     (261,549)      (26,888)     (18,720)      (84,387)
    Net transfers                                      40,805      (312,128)      293,103      105,021       595,875
                                                  ------------------------------------------------------------------
Net increase (decrease) in units                      180,187      (264,645)      733,048      304,822     1,313,681
                                                  ==================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1995

                                                           Money           High        Equity-
                                                           Market         Income        Income        Growth       Overseas
                                                          Division       Division      Division      Division      Division
                                                        --------------------------------------------------------------------
Increase (decrease) in net assets from operations
    Net investment income (loss)                        $    906,411   $   602,161   $ 1,588,847   $  (357,201)  $  (111,143)
    Net realized gain (loss) on sales of investment                0       421,460       398,434     1,747,660        74,370
    Change in net unrealized appreciation/
      depreciation during the period                          (1,390)    1,857,004     8,371,137     7,520,931     1,404,411
                                                        --------------------------------------------------------------------
Net increase in net assets resulting from operations         905,021     2,880,625    10,358,418     8,911,390     1,367,638

Increase (decrease) in net assets from contract
  related transactions
    Contributions from contract holders                   20,334,306    11,774,062    15,978,463    14,692,149     5,584,300
    Contract terminations and benefits                    (3,262,823)     (651,621)   (2,258,085)   (2,305,745)   (1,398,897)
    Net transfers among investment options               (10,489,510)    4,609,207     9,173,422     6,493,844    (3,417,808)
                                                        --------------------------------------------------------------------
Net increase (decrease) in net assets derived
  from contract related transactions                       6,581,973    15,731,648    22,893,800    18,880,248       767,595
                                                        --------------------------------------------------------------------
Increase (decrease) in net assets                          7,486,994    18,612,273    33,252,218    27,791,638     2,135,233

Net assets, beginning of year                             18,875,697    11,002,421    22,147,163    22,234,048    18,930,651
                                                        --------------------------------------------------------------------

Net assets, end of year                                 $ 26,362,691   $29,614,694   $55,399,381   $50,025,686   $21,065,884
                                                        ====================================================================
Unit transactions
    Contributions                                          1,439,814       920,318       733,711       553,520       364,819
    Terminations and benefits                               (239,468)      (50,330)     (109,024)      (84,599)      (92,992)
    Net transfers                                           (740,572)      379,055       433,527       208,262      (235,605)
                                                        --------------------------------------------------------------------
Net increase (decrease) in units                             459,774     1,249,043     1,058,214       677,183        36,222
                                                        ====================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                         Year Ended December 31, 1995

                                                                                                Asset
                                                        Investment      Asset                  Manager:
                                                        Grade Bond     Manager    Index 500     Growth    Contrafund
                                                         Division     Division     Division    Division*   Division*      Total
                                                       ----------------------------------------------------------------------------
Increase (decrease) in net assets from operations
    Net investment income (loss)                       $   126,177  $    452,675  $   (6,023) $   73,421  $   101,348  $  3,376,673
    Net realized gain (loss) on sales of investments       (41,212)      773,658     135,255      20,837      306,555     3,837,017
    Change in net unrealized appreciation/
      depreciation during the period                     1,231,959     6,870,698     948,687       7,420      726,334    28,937,191
                                                       ----------------------------------------------------------------------------
Net increase in net assets resulting from operations     1,316,924     8,097,031   1,077,919     101,678    1,134,237    36,150,881

Increase (decrease) in net assets from contract
  related transactions
    Contributions from contract holders                  2,732,767     7,813,632   2,590,878   1,618,000    9,189,750    92,308,307
    Contract terminations and benefits                    (598,195)   (4,780,955)   (211,930)     (7,244)     (78,792)  (15,554,287)
    Net transfers among investment options                 814,239   (12,437,415)    997,890     394,476    4,185,050       323,395
                                                       ----------------------------------------------------------------------------
Net increase (decrease) in net assets derived
  from contract related transactions                     2,948,811    (9,404,738)  3,376,838   2,005,232   13,296,008  $ 77,077,415
                                                       ----------------------------------------------------------------------------
Increase (decrease) in net assets                        4,265,735    (1,307,707)  4,454,757   2,106,910   14,430,245   113,228,296

Net assets, beginning of year                            7,146,029    58,249,083   2,287,886           0            0   160,872,978
                                                       ----------------------------------------------------------------------------
Net assets, end of year                                $11,411,764  $ 56,941,376  $6,742,643  $2,106,910  $14,430,245  $274,101,274
                                                       ============================================================================
Unit transactions
    Contributions                                          159,543       453,078     200,180     141,402      734,758
    Terminations and benefits                              (35,875)     (283,950)    (18,438)       (616)      (9,811)
    Net transfers                                           48,994      (704,833)     74,973      34,352      343,960
                                                       --------------------------------------------------------------
Net increase (decrease) in units                           172,662      (535,705)    256,715     175,138    1,068,907
                                                       ==============================================================

*For the period February 6, 1995 (commencement of operations) to December 31,
 1995.

See accompanying notes.

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                         Notes to Financial Statements

                               December 31, 1996

1. Organization and Significant Accounting Policies

Organization and Nature of Operations

Integrity Life Insurance Company ("Integrity") established Separate Account I (the "Separate Account") on May 19, 1986, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of Integrity.

Integrity is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets.

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or, for certain contract holders, to a guaranteed interest division provided by Integrity, or both. Certain contract holders may also allocate or transfer a portion or all of their account values to one or more fixed guaranteed rate options of Integrity's Separate Account GRO. Certain contract holders may also allocate new contributions to a Systematic Transfer Option ("STO") which accumulates interest at a fixed rate. All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within one year of the contribution.

The Separate Account investment divisions are invested in shares of corresponding investment portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II (collectively the "Fidelity VIP Funds"). The Fidelity VIP Funds are "series" type mutual funds managed by Fidelity Management and Research Company ("Fidelity Management"). The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has ten investment divisions available. The Separate Account introduced three new investment divisions to contract holders on December 31, 1996 which include the Balanced Portfolio, the Growth and Income Portfolio, and the Growth Opportunities Portfolio from the Fidelity VIP Funds. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

investment objectives of the operative portfolios of the Fidelity VIP Funds at December 31, 1996 for this Separate Account.

  Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

  High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower rated, fixed income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities.

  Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing common or preferred stock and the remainder in debt securities.

  Growth Portfolio seeks to achieve capital appreciation, normally by purchase of common stocks, although investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

  Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests 65% of its assets in securities from at least three countries outside North America.

  Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. It will maintain a dollar-weighted average portfolio maturity of ten years or less. For 80% of its assets, the portfolio purchases only securities rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated securities judged by Fidelity Management to be of equivalent quality.

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

  Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments. The expected "neutral" mix of assets, which will occur when the investment adviser concludes there is minimal relative difference in value between the three asset classes, is 50% in equities, 40% in intermediate to long-term bonds and 10% in short-term fixed income instruments. The portfolio's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile.

  Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

  Asset Manager: Growth Portfolio is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds, and short-term instruments. The fund has a neutral mix which represents the general allocation of the fund's investments over the long term. The approximate neutral mix for stocks, bonds and short-term instruments is 70%, 25% and 5%, respectively.

  Contrafund Portfolio is a growth fund which seeks to increase the value of the investment over the long-term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of Integrity.

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

Investments

Investments in shares of the Fidelity VIP Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of instruments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of shares of the Fidelity VIP Funds are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Fidelity VIP Fund portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

Unit Value

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

Taxes

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Investments

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1996 and the cost of shares held at December 31, 1996 for each division were as follows:


       Division               Purchases         Sales            Cost
------------------------------------------------------------------------

Money Market                $107,208,446    $105,909,966    $ 27,668,937
High Income                   51,321,014      39,847,156      41,020,410
Equity-Income                 30,450,353      10,460,425      68,873,794
Growth                        48,195,522      23,635,224      73,392,390
Overseas                      17,273,367       8,855,696      29,061,783
Investment Grade Bond          7,574,318       3,892,069      14,447,445
Asset Manager                  9,362,435      11,733,066      50,570,515
Index 500                     14,321,355       2,745,294      18,245,426
Asset Manager: Growth          5,170,383         887,677       6,467,203
Contrafund                    30,676,620      11,748,693      34,531,111

3. Expenses

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

                             Financial Statements
                               (Statutory Basis)

                       Integrity Life Insurance Company

                    Years Ended December 31, 1996 and 1995
                      with Report of Independent Auditors

                       Integrity Life Insurance Company

                             Financial Statements
                               (Statutory Basis)


                    Years Ended December 31, 1996 and 1995



                                   Contents


Report of Independent Auditors............................................  1

Audited Financial Statements

Balance Sheets (Statutory Basis)..........................................  3
Statements of Operations (Statutory Basis)................................  5
Statements of Changes in Capital and Surplus (Statutory Basis)............  6
Statements of Cash Flows (Statutory Basis)................................  7
Notes to Financial Statements (Statutory Basis)...........................  9

                        Report of Independent Auditors




Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 1996 and 1995, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Integrity Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

                                       /s/ Ernst & Young LLP


Louisville, Kentucky
February 12, 1997

                       Integrity Life Insurance Company

                       Balance Sheets (Statutory Basis)

                                             December 31,
                                          1996          1995
                                       ------------------------
                                            (In Thousands)
Admitted assets
Cash and invested assets:
  Bonds                                $2,482,392    $1,755,236
  Preferred stocks                         42,234         7,604
  Subsidiary                               48,272        39,139
  Mortgage loans                           32,946        38,612
  Real estate                                 497           512
  Policy loans                             98,212        94,642
  Cash and short-term investments          87,009        54,476
  Other invested assets                     6,310        13,754
                                       ------------------------
Total cash and invested assets          2,797,872     2,003,975

Separate accounts assets                  764,060       544,664
Accrued investment income                  29,182        27,806
Receivable for investments sold                 -         6,636
Reinsurance balances receivable             1,702         6,795
Other admitted assets                       1,400         2,892



                                       ------------------------
Total admitted assets                  $3,594,216    $2,592,768
                                       ========================

                                                             December 31,
                                                          1996          1995
                                                       ------------------------
                                                            (In Thousands)

Liabilities and capital and surplus
Liabilities:
  Policy and contract liabilities:
    Life and annuity reserves                          $2,614,118    $1,858,672
    Unpaid claims                                             232         2,121
    Deposits on policies to be issued                         348           702
                                                       ------------------------
  Total policy and contract liabilities                 2,614,698     1,861,495

  Separate accounts liabilities                           759,170       543,081
  Accounts payable and accrued expenses                     3,187         3,659
  Transfers to separate accounts due or accrued, net      (37,533)      (30,146)
  Reinsurance balances payable                             13,473         2,472
  Federal income taxes                                          -         2,986
  Asset valuation reserve                                  13,805        12,410
  Interest maintenance reserve                             38,594        35,217
  Other liabilities                                        24,988        15,567
                                                       ------------------------
Total liabilities                                       3,430,382     2,446,741

Capital and surplus:
  Common stock, $2 par value, 1,500,000 shares
    authorized, issued and outstanding                      3,000         3,000
  Paid-in surplus                                          87,535        87,535
  Unassigned surplus                                       73,299        55,492
                                                       ------------------------
Total capital and surplus                                 163,834       146,027
                                                       ------------------------
Total liabilities and capital and surplus              $3,594,216    $2,592,768
                                                       ========================


See accompanying notes.

                       Integrity Life Insurance Company

                  Statements of Operations (Statutory Basis)

                                                             Year Ended December 31,
                                                                1996         1995
                                                             -----------------------
                                                                  (In Thousands)
Premiums and other revenues:
  Premiums and annuity considerations                         $  7,803    $  14,010
  Deposit-type funds                                           737,791      232,682
  Net investment income                                        171,811      152,365
  Amortization of the interest maintenance reserve               3,090        2,947
  Net gain from operations from Separate Accounts Statement        347          297
  Other revenues                                                13,085       11,654
                                                              ---------------------
Total premiums and other revenues                              933,927      413,955

Benefits paid or provided:
  Death benefits                                                20,012       24,688
  Annuity benefits                                              61,242       39,092
  Surrender benefits                                           248,282      322,569
  Interest on funds left on deposit                             25,204        1,059
  Payments on supplementary contracts                           10,261        9,423
  Increase (decrease) in insurance and annuity reserves        372,699     (125,970)
                                                              ---------------------
Total benefits paid or provided                                737,700      270,861

Insurance and other expenses:
  Commissions                                                   20,270       16,215
  General expenses                                               8,955       11,927
  Taxes, licenses and fees                                         549          794
  Net transfers to separate accounts                           137,570       92,817
  Other expenses                                                 1,085        1,184
                                                              ---------------------
Total insurance and other expenses                             168,429      122,937
                                                              ---------------------
Gain from operations before federal income taxes and
 net realized capital losses                                    27,798       20,157

Federal income tax expense (benefit)                            (3,259)       1,370
                                                              ---------------------
Gain from operations before net realized capital losses         31,057       18,787

Net realized capital losses, less capital gains tax
 expense (1996-$5,738; 1995-$1,543) and excluding net
 gains transferred to the interest maintenance reserve
 (1996-$6,467; 1995-$8,061)                                     (5,015)        (918)
                                                              ---------------------
Net income                                                    $ 26,042      $17,869
                                                              =====================

See accompanying notes.

                       Integrity Life Insurance Company

        Statements of Changes in Capital and Surplus (Statutory Basis)

                    Years Ended December 31, 1996 and 1995

                                                                                                Total
                                                 Common       Paid-In        Unassigned      Capital and
                                                 Stock        Surplus          Surplus         Surplus
                                                 ------------------------------------------------------
                                                                    (In Thousands)
Balances, January 1, 1995                       $3,000       $82,941           $57,600         $143,541
Net income                                                                      17,869           17,869
Net change in unrealized gain
  of subsidiary                                                                  5,174            5,174
Decrease in nonadmitted assets                                                     125              125
Decrease from change in valuation basis                                         (8,593)          (8,593)
Increase in asset valuation reserve                                             (3,884)          (3,884)
Capital contributions                                         19,850                             19,850
Mark to market adjustment for SBM Life                       (15,256)                           (15,256)
Dividends to shareholder                                                       (12,800)         (12,800)
Change in surplus in separate accounts                                          (1,113)          (1,113)
Transfer from separate accounts                                                  1,114            1,114
                                                 ------------------------------------------------------
Balances, December 31, 1995                      3,000        87,535            55,492          146,027

Net income                                                                      26,042           26,042
Net change in unrealized gain of subsidiary                                      9,133            9,133
Decrease in nonadmitted assets                                                      27               27
Increase in asset valuation reserve                                             (1,395)          (1,395)
Dividends to shareholder                                                       (16,000)         (16,000)
Other changes in surplus in separate accounts                                    2,960            2,960
Transfer to separate accounts, net                                              (2,960)          (2,960)
                                                 ------------------------------------------------------
Balances, December 31, 1996                     $3,000       $87,535           $73,299         $163,834
                                                 ======================================================

See accompanying notes.

                       Integrity Life Insurance Company

                  Statements of Cash Flows (Statutory Basis)


                                                         Year Ended December 31,
                                                            1996         1995
                                                         -----------------------
                                                              (In Thousands)

Operations:
  Premiums, policy proceeds, and other
    considerations received                             $  745,594   $  246,692
  Net investment income received                           171,376      153,357
  Commission and expense allowances received
    on reinsurance ceded                                     1,905        2,111
  Benefits paid                                           (341,767)    (395,810)
  Insurance expenses paid                                  (30,246)     (30,624)
  Other income received net of other expenses paid          10,100        8,914
  Net transfers to separate accounts                      (144,958)     (99,721)
  Federal income taxes paid                                 (3,702)           -
                                                         -----------------------
Net cash provided by (used in) operations                  408,302     (115,081)

Investment activities:
Proceeds from sales, maturities, or repayments
  of investments:
    Bonds                                                1,604,304    1,075,864
    Preferred stocks                                        57,895        7,604
    Common stocks                                                -        3,300
    Mortgage loans                                           5,668       50,528
    Real estate                                                  -          638
    Other invested assets                                    7,233        3,360
    Net gains on cash and short-term investments                 9            -
    Miscellaneous proceeds                                     211            -
                                                         -----------------------
Total investment proceeds                                1,675,320    1,141,294
Taxes paid on capital gains                                 (2,312)           -
                                                         -----------------------
Net proceeds from sales, maturities, or repayments
  of investments                                         1,673,008    1,141,294


                       Integrity Life Insurance Company


                                                      Year Ended December 31,
                                                          1996          1995
                                                    ---------------------------
                                                          (In Thousands)

Cost of investments acquired:
  Bonds                                                 1,960,794     1,036,258
  Preferred and common stocks                              92,077        13,340
  Other invested assets                                         -        10,472
                                                    ---------------------------
Total cost of investments acquired                      2,052,871     1,060,070
Net increase in policy loans and premium notes              3,569         4,071
                                                    ---------------------------
Net cash provided by (used in) investment activities     (383,432)       77,153

Financing and miscellaneous activities:
Other cash provided:
  Capital and surplus paid-in                                   -        19,850
  Other sources                                            40,403        16,930
                                                    ---------------------------
Total other cash provided                                  40,403        36,780

Other cash applied:
  Dividends to shareholders                                16,000        12,800
  Other applications, net                                  16,740        12,132
                                                    ---------------------------
Total other cash applied                                   32,740        24,932
                                                    ---------------------------
Net cash provided by financing and
  miscellaneous activities                                  7,663        11,848
                                                    ---------------------------

Net increase (decrease) in cash and short-term
  investments                                              32,533       (26,080)

Cash and short-term investments at beginning of year       54,476        80,556
                                                    ---------------------------
Cash and short-term investments at end of year         $   87,009    $   54,476
                                                    ===========================

See accompanying notes.

                       Integrity Life Insurance Company

               Notes to Financial Statements (Statutory Basis)

                              December 31, 1996


1. Organization and Accounting Policies

Organization

Integrity Life Insurance Company ("Integrity" or the "Company") is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM acquired the Company and its wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), on November 26, 1993 from The National Mutual Life Association of Australasia Limited ("National Mutual"). The Company is domiciled in the state of Ohio. The Company, currently licensed in 45 states and the District of Columbia, and National Integrity provide retail and institutional products throughout the United States to the long-term savings and retirement marketplace.

On June 14, 1995, ARM completed the acquisition of substantially all of the assets and business operations of SBM Company (the "Acquisition"), including all of the issued and outstanding capital stock of SBM Company's subsidiaries, State Bond and Mortgage Life Insurance Company ("SBM Life") and SBM Financial Services, Inc. (which subsequently changed its name to ARM Securities Corporation). By virtue of the Acquisition, ARM acquired control of SBM Certificate Company, a wholly owned subsidiary of SBM Life. Concurrent with the Acquisition, ARM acquired all outstanding shares of the authorized capital stock of SBM Certificate Company from SBM Life for a purchase price of $3.3 million. The designated effective date of the Acquisition was May 31, 1995.

The aggregate purchase price for the Acquisition was $38.8 million. ARM financed the Acquisition by issuing a total of 9,770 shares of ARM's Class A common stock to certain private equity funds managed by a subsidiary of Morgan Stanley Group Inc. and certain private investors for an aggregate sale price of $63.5 million. ARM used proceeds from issuance of the new common equity in excess of the adjusted purchase price for the Acquisition to (i) make a $19.9 million capital contribution to SBM Life, (ii) acquire SBM Certificate Company from SBM Life for $3.3 million, and (iii) provide for fees and expenses related to the Acquisition.

In connection with the Acquisition, on May 31, 1995, SBM Life was permitted to record a direct charge to paid-in surplus of $15.3 million from marking-to-market its entire bond portfolio. ARM's $19.9 million capital contribution to SBM Life was primarily intended

                       Integrity Life Insurance Company

               Notes to Financial Statements (Statutory Basis)

                              December 31, 1996


1. Organization and Accounting Policies (continued)

to replace surplus depleted by the $15.3 million charge. Following the Acquisition, ARM restructured SBM Life's investment portfolio to reduce SBM Life's concentration of investments in collateralized mortgage obligations.

On December 31, 1995, SBM Life was merged with and into the Company. In accordance with the National Association of Insurance Commissioners' (the "NAIC") Annual Statement Instructions, the 1996 and 1995 Annual Statements were prepared as if the merger had occurred on January 1, 1994. The capital stock and paid-in surplus reported at December 31, 1995 represent balances for the Company (adjusted for the aforementioned charge to paid-in surplus and offsetting capital contribution). All remaining SBM Life capital and surplus at that date was included as unassigned surplus.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

  Investments

  Investments in bonds and preferred stocks are reported at amortized cost or market value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated market values used for GAAP.

                       Integrity Life Insurance Company

1.  Organization and Accounting Policies (continued)

    Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

    Subsidiary

    The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

    Policy Acquisition Costs

    Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of future gross profits over the estimated term of the underlying policies.

    Nonadmitted Assets

    Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

                       Integrity Life Insurance Company

1.  Organization and Accounting Policies (continued)

    Premiums

    Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

    Benefit Reserves

    Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    Federal Income Taxes

    Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:



                                                                                              December 31,
                                                                                          1996            1995
                                                                                        -------------------------
                                                                                             (In Thousands)
Net income as reported in the accompanying statutory
  basis financial statements                                                            $  26,042       $  17,869

Deferred policy acquisition costs, net of amortization                                     11,036          16,651
Adjustments to customer deposits                                                           (1,883)         (5,994)
Adjustments to invested asset carrying values at acquisition date                            (412)           (769)
Amortization of value of insurance in force                                                (5,850)         (7,104)
Amortization of interest maintenance reserve                                               (3,090)         (3,906)
Adjustments for realized investment gains                                                   3,373           5,313
Adjustments for federal income tax expense                                                 (6,516)         (4,719)
Investment in subsidiary                                                                    9,498           4,833
Adjustment for SBM Life operating results prior to the Acquisition (see Note 1)                 -           4,604
Other                                                                                      (2,108)          1,274
                                                                                        -------------------------
Net income, GAAP basis                                                                  $  30,090       $  28,052
                                                                                        =========================

                                                                                              December 31,
                                                                                          1996            1995
                                                                                        -------------------------
                                                                                             (In Thousands)
Capital and surplus as reported in the accompanying
  statutory basis financial statements                                                  $ 163,834       $ 146,027

Adjustments to customer deposits                                                         (169,041)       (167,158)
Adjustments to invested asset carrying values at acquisition date                         (15,580)        (18,541)
Asset valuation reserve and interest maintenance reserve                                   81,246          82,941
Value of insurance in force                                                                85,352          91,202
Goodwill                                                                                    6,826           7,090
Deferred policy acquisition costs                                                          54,354          43,318
Net unrealized gains (losses) on available-for-sale securities                             (9,211)         24,127
Other                                                                                       8,238           7,127
                                                                                        -------------------------
Shareholder's equity, GAAP basis                                                        $ 206,018       $ 216,133
                                                                                        =========================

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

  Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds, anticipated prepayments are considered when determining the amortization of discount or premium.

  Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

  Preferred stocks are reported at cost.

  The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

  Short-term investments include investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method.

Benefits

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

Reinsurance

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

Separate Accounts

Separate accounts assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for variable annuity contracts. Separate accounts assets are reported at market value. Surrender charges collectible by the general account in the event of variable policy surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. The operations of the separate accounts are not included in the accompanying financial statements, except for separate accounts with guarantees. Fees charged on separate accounts policyholder deposits are included in other revenues.

Use of Estimates

The preparation of financial statements in compliance with statutory accounting practices requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Reclassifications

Certain prior year amounts have been reclassified to conform with the presentation of the 1996 financial statements. These reclassifications resulted in an immaterial increase in prior year net income and had no effect on previously reported surplus.

2. Permitted Statutory Accounting Practices

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be effective for 1999, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements. Although the recodification project is meant to be surplus neutral, there is not enough available information for the industry to assess the impact of such project.

                       Integrity Life Insurance Company

3. Investments

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:


                                                  Cost or             Gross           Gross
                                                 Amortized          Unrealized      Unrealized
                                                   Cost               Gains           Losses       Fair Value
                                                -------------------------------------------------------------
                                                                       (In Thousands)
At December 31, 1996:
  U.S. Treasury securities and obligations
    of U.S. government agencies                 $  226,928          $  778          $ 1,343        $  226,363
  States and political subdivisions                  4,045             121                -             4,166
  Foreign governments                               39,336             160              296            39,200
  Public utilities                                 120,513           1,204            1,084           120,633
  Other corporate securities                       626,219           4,111           18,657           611,673
  Asset-backed securities                          282,903               -                -           282,903
  Mortgage-backed securities                     1,182,448               -              170         1,182,278
                                                -------------------------------------------------------------
Total bonds                                     $2,482,392          $6,374          $21,550        $2,467,216
                                                =============================================================



                                                  Cost or             Gross           Gross
                                                 Amortized          Unrealized      Unrealized
                                                   Cost               Gains           Losses       Fair Value
                                                -------------------------------------------------------------
                                                                       (In Thousands)
At December 31, 1995:
  U.S. Treasury securities and obligations
    of U.S. government agencies                 $  187,867         $ 3,089          $    71        $  190,885
  States and political subdivisions                  9,193             495                -             9,688
  Foreign governments                               60,881             433              577            60,737
  Public utilities                                  76,388           3,822                2            80,208
  Other corporate securities                       577,088          15,845            8,103           584,830
  Asset-backed securities                          109,480               -                -           109,480
  Mortgage-backed securities                       734,339              52                1           734,390
                                                -------------------------------------------------------------
Total bonds                                     $1,755,236         $23,736          $ 8,754        $1,770,218
                                                =============================================================

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in

                       Integrity Life Insurance Company

3. Investments (continued)

the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1996 and 1995, the fair value of investments in bonds includes $1,853,618,000 and $646,393,000, respectively, of bonds that were valued at amortized cost.

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1996, by contractual maturity, is as follows:

                                Cost or
                               Amortized      Fair
                                 Cost         Value
                            --------------------------
                                  (In Thousands)
Years to maturity:
 One or less                   $   24,891   $   24,783
 After one through five           164,212      160,461
 After five through ten           209,202      203,861
 After ten                        618,737      612,931
Asset-backed securities           282,902      282,902
Mortgage-backed securities      1,182,448    1,182,278
                            --------------------------
Total                          $2,482,392   $2,467,216
                            ==========================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1996 and 1995 were $1,435,801,000 and $912,298,000; gross gains of $26,178,000 and $21,015,000, and gross losses of $14,430,000 and $10,561,000 were realized on those sales, respectively.

At December 31, 1996 and 1995, bonds with an admitted asset value of $7,693,000 and $24,192,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                       Integrity Life Insurance Company

3. Investments (continued)

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:

                                            Gross           Gross
                                          Unrealized     Unrealized      Fair
                               Cost         Gains          Losses        Value
                           -----------------------------------------------------
                                               (In Thousands)
At December 31, 1996:
 Subsidiary                  $17,823       $30,449        $   -         $48,272
                           =====================================================

At December 31, 1995:
 Subsidiary                  $17,823       $21,316        $   -         $39,139
                           =====================================================

The Company has made no new investments in mortgage loans during 1996. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages is 75%. Fire insurance at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings is required on all properties covered by mortgage loans. As of year-end the Company held no mortgages with interest more than one year past due. During 1996, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

In connection with the change in control of the Company during 1993, National Mutual agreed to indemnify the Company pursuant to a Guaranty Agreement dated November 26, 1993, with respect to (i) principal (up to 100%) of the Company's mortgage loans' statutory book value as of December 31, 1992 and (ii) contractual interest payments (based on the original principal amount) of all acquired commercial and agricultural mortgage loans. In support of its indemnification obligations, National Mutual has placed $23.0 million into escrow in favor of the Company and National Integrity until the mortgage loans have been repaid in full.

                       Integrity Life Insurance Company

3. Investments (continued)

Major categories of the Company's net investment income are summarized as follows:


                                                   Year Ended December 31,
                                                       1996        1995
                                                   -----------------------
                                                        (In Thousands)
Income:
     Bonds                                           $158,724    $138,791
     Preferred stocks                                   3,626         680
     Mortgage loans                                     3,703       7,140
     Real estate                                          218         118
     Policy loans                                       6,729       6,150
     Short-term investments and cash                    3,849       3,696
     Other investment income                              168         911
                                                     --------------------
Total investment income                               177,017     157,486

Investment expenses                                    (5,206)     (5,121)
                                                     --------------------
Net investment income                                $171,811    $152,365
                                                     ====================





4. Reinsurance

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The Company purchased guaranteed investment contract ("GIC") deposits totaling $358,339,000 from National Integrity as of June 30, 1996. Beginning April 1, 1996 and

                       Integrity Life Insurance Company

4. Reinsurance (continued)

through December 31, 1996, the Company assumed $507,934,000 in GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

The effect of reinsurance on premiums and amounts earned is as follows:

                                 Year Ended December 31,
                                    1996       1995
                                 -----------------------
                                     (In Thousands)
Direct premiums and amounts
 assessed against policyholders   $241,442    $248,906
Reinsurance assumed                521,067       7,497
Reinsurance ceded                  (16,915)     (9,713)
                                 ---------------------
Net premiums and amounts earned   $745,594    $246,690
                                 =====================


5. Federal Income Taxes

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations after consolidated losses and credits.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves, and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

The current year and prior year tax provisions were calculated including consolidated net operating loss carryover benefits of $14,164,000 and $14,084,000, respectively.

The Company had a net operating loss carryforward of approximately $7.0 million at December 31, 1995 expiring in the years 2005 to 2007. The filing of amended 1993 and 1994 consolidated federal returns generated additional consolidated net operating losses of $7.2 million, which were fully utilized in the current year provision.

Federal income tax regulations allowed certain special deductions for 1983 and prior years which are accumulated in a memorandum tax account designated as "policyholders' surplus". Generally, this policyholders' surplus account will become subject to tax at the

                       Integrity Life Insurance Company

5. Federal Income Taxes (continued)

then-current rates only if the accumulated balance exceeds certain maximum limitations or if certain cash distributions are deemed to be paid out of the account. At December 31, 1996, the Company's accumulated separate policyholders' surplus account balance was approximately $1,739,000, which the Company obtained as a result of the SBM Life merger at December 31, 1995. The Company has no plans to distribute amounts from the policyholders' surplus account, and no further additions to the account are allowed by the Tax Reform Act of 1984.

6. Surplus

Dividends that ARM may receive from the Company in any year without prior approval of the Ohio Insurance Director are limited by statute to the greater of
(i) 10% of the Company's statutory capital and surplus as of the preceding December 31, and (ii) the Company's statutory net income for the preceding year. The maximum dividend payments that may be made by the Company to ARM during 1997 are $26,042,000.

Under New York insurance laws, National Integrity may pay dividends to Integrity only out of its earnings and surplus, subject to at least thirty days' prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution.

The NAIC adopted Risk-Based Capital ("RBC") requirements which became effective December 31, 1993, that attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula will be used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1996 and 1995, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

                       Integrity Life Insurance Company

7. Annuity Reserves

At December 31, 1996 and 1995, the Company's annuity reserves, including separate accounts, and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                Amount       Percent
                                            ------------------------
                                            (In Thousands)
At December 31, 1996:
 Subject to discretionary withdrawal
  (with adjustment):
   With market value adjustment               $  121,549       4.0%
   At book value less current surrender
    charge of 5% or more                         263,726       8.7
   At market value                               543,906      18.1
   Total with adjustment or at market         --------------------
    value                                        929,181      30.8
 Subject to discretionary withdrawal
  (without adjustment) at book value
  with minimal or no charge or
  adjustment                                   1,520,259      50.5
 Not subject to discretionary withdrawal         561,616      18.7
                                              --------------------
 Total annuity reserves and deposit
  fund liabilities-before reinsurance          3,011,056     100.0%
                                                            ======
 Less reinsurance ceded                           44,653
                                              ----------
 Net annuity reserves and deposit fund
  liabilities                                 $2,966,403
                                              ==========

                       Integrity Life Insurance Company

7. Annuity Reserves (continued)

                                              Amount     Percent
                                            --------------------
                                            (In Thousands)
At December 31, 1995:
 Subject to discretionary withdrawal
  (with adjustment):
   With market value adjustment             $   81,678      4.0%
   At book value less current surrender
    charge of 5% or more                       371,396     18.0
   At market value                             404,273     19.5
                                            -------------------
   Total with adjustment or at market
    value                                      857,347     41.5
 Subject to discretionary withdrawal
  (without adjustment) at book value
  with minimal or no charge or adjustment      664,997     32.2
 Not subject to discretionary withdrawal       542,014     26.3
                                            -------------------
 Total annuity reserves and deposit
  fund liabilities-before reinsurance        2,064,358    100.0%
                                                          =====
 Less reinsurance ceded                         62,808
                                            ----------
 Net annuity reserves and deposit fund
  liabilities                               $2,001,550
                                            ==========

The Company's insurance and annuity reserves (net of reinsurance) increased in 1996 by 48.2%, from $2,001,550,000 at December 31, 1995 to $2,966,403,000 at
December 31, 1996. Beginning April 1, 1996 and through December 31, 1996, the Company assumed $507,934,000 in GIC deposits through a 50% coinsurance agreement and purchased $358,339,000 in GIC deposits from National Integrity as of June 30, 1996.

8. Separate Accounts

Separate accounts assets and liabilities represent funds segregated for the benefit of variable annuity, certain fixed annuity and variable life policyholders who generally bear the investment risk (mutual fund options), or for certain policyholders who are

                       Integrity Life Insurance Company

8. Separate Accounts (continued)

guaranteed a fixed rate of return (guaranteed rate options). Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1996 is as follows:

                                              Separate Accounts
                                               with Guarantees
                                           -------------------------
                                                         Nonindexed        Nonguaranteed
                                                         Guaranteed          Separate
                                           Indexed      More than 4%         Accounts         Total
                                           ----------------------------------------------------------
                                                                (In Thousands)
Premiums, deposits and other
 considerations                            $15,499         $ 57,823          $126,770        $200,092
                                           ==========================================================
Reserves for separate accounts with
 assets at fair value                      $13,776         $129,793          $571,880        $715,449
                                           ==========================================================
Reserves for separate accounts by
 withdrawal characteristics:
  Subject to discretionary withdrawal
   (with adjustment):
     With market value adjustment          $    -          $121,549          $     -         $121,549
     At book value without market value
      adjustment and with current
      surrender charge of 5% or more            -             8,244                -            8,244
     At market value                           183               -            571,880         572,063
                                           ----------------------------------------------------------
                                               183          129,793           571,880         701,856
  Not subject to discretionary
   withdrawal                               13,593               -                 -           13,593
                                           ----------------------------------------------------------
  Total separate accounts reserves         $13,776         $129,793          $571,880        $715,449
                                           ==========================================================

                       Integrity Life Insurance Company

8. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1996 and 1995 is presented below:

                                             1996        1995
                                        -----------------------
                                             (In Thousands)
Transfers as reported in the Summary of
 Operations of the Separate Accounts
 Statement:
  Transfers to separate accounts           $200,092    $129,830
  Transfers from separate accounts          (71,356)    (43,344)
                                        -----------------------
Net transfers to separate accounts          128,736      86,486

Reconciling adjustments:
 Mortality and expense charges reported
  as other revenues                           6,977       4,726
 Policy deductions reported as other
  revenues                                    1,857       1,605
                                        -----------------------
Transfers as reported in the Summary of
 Operations of the Life, Accident and
 Health Annual Statement                   $137,570    $ 92,817
                                        =======================

9. Fair Values of Financial Instruments

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate

                       Integrity Life Insurance Company

9. Fair Values of Financial Instruments (continued)

fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                                          December 31, 1996          December 31, 1995
                                     -----------------------------------------------------
                                        Carrying                   Carrying
                                         Amount     Fair Value      Amount     Fair Value
                                     -----------------------------------------------------
                                                         (In Thousands)
Assets:
 Bonds                                  $2,482,392   $2,552,022   $1,755,236   $1,797,097
 Preferred stocks                           42,234       43,550        7,604        8,623
 Mortgage loans                             32,946       32,946       38,612       38,612

Liabilities:
 Life and annuity reserves for
  investment-type contracts             $2,279,832   $2,297,739   $1,490,606   $1,571,032

 Separate accounts annuity reserves        687,292      686,518      485,951      484,406

Bonds and Preferred Stocks

Fair values for bonds and preferred stocks are based on quoted market prices, where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

Mortgage Loans

Pursuant to the terms of ARM's acquisition of the Company, payments of principal and interest on mortgage loans acquired on November 26, 1993 are guaranteed by National Mutual. Principal received in excess of statutory book value is to be returned to National Mutual. Accordingly, book value is deemed to be fair value.

                       Integrity Life Insurance Company

9. Fair Values of Financial Instruments (continued)

Life and Annuity Reserves for Investment-Type Contracts

The fair value of single premium immediate annuities is based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of the remaining annuities is primarily based on the cash surrender values of the underlying policies.

Separate Accounts Annuity Reserves

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

10. Related Party Transactions

Effective January 1, 1994, the Company entered into an Administrative Services Agreement with ARM. ARM performs certain administrative and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1996 and 1995, the Company was charged $13,823,000 and $9,691,000, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.

In connection with ARM's acquisition of the Company in 1993, ARM obtained a Term Loan Facility Agreement in the principal amount of $40.0 million. The loan amount is secured by a pledge of the shares of common stock of Integrity.

CROSS REFERENCE SHEET - IQ The SmartAnnuity

Showing Location in Part A (Prospectus) and Part B (Statement of Additional Information) of Information required By Form N-4

PART A:  INFORMATION REQUIRED IN PROSPECTUS - IQ The SmartAnnuity

Form N-4 Item No.                                Location in Prospectus
1.   Cover Page                                  Cover Page

2.   Definitions                                 Part 1 - Summary

3.   Synopsis                                    Part 1 - Summary; Table of Annual Fees and
                                                 Expenses; Examples

4.   Condensed Financial Information             Part 1 - Financial Information

5.   General Description of Registrant,          Part 2 - Integrity and the Separate Account;
     Annuity Contracts                           Part 3 - Your Investment Options

6.   Deductions                                  Part 4 - Deductions and Charges

7.   General Description of Variable             Part 5 - Terms of Your Variable
     Annuity contracts                           Annuity Contract

8.   Annuity Period                              Part 5 - Terms of Your Variable
                                                 Annuity Contract

9.   Death Benefit                               Part 5 - Terms of Your Variable
                                                 Annuity Contract

10.  Purchases and Contract Value                Part 5 - Terms of Your Variable
                                                 Annuity Contract

11.  Redemptions                                 Part 5 - Terms of Your Variable
                                                 Annuity Contract

12.  Taxes                                       Part 7 - Tax Aspects of the Contracts

13.  Legal Proceedings                           Not Applicable

14.  Table of Contents of the Statement          Table of Contents
     of Additional Information

PART B: INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL
INFORMATION - IQ The SmartAnnuity

Form N-4 Item No.                                          Location in Statement of Additional
                                                           Information
15.  Cover Page                                            Cover Page

16.  Table of Contents                                     Cover Page

17.  General Information and History                       Part 1 - Integrity and Custodian

18.  Services                                              Part 1 - Integrity and Custodian

19.  Purchase of Securities Being Offered                  Part 2 - Distribution of the Contracts

20.  Underwriters                                          Part 2 - Distribution of the Contracts

21.  Calculation of Performance Data                       Part 3 - Performance Information

22.  Annuity Payments                                      Part 4 - Determination of Annuity Unit Values

23.  Financial Statements                                  Part 5 - Financial Statements

Prospectus
==========

                              IQ The SmartAnnuity
                       Flexible Premium Variable Annuity
                   issued by Integrity Life Insurance Company

This prospectus describes a flexible premium variable annuity offered by Integrity Life Insurance Company, an indirect wholly owned subsidiary of ARM Financial Group, Inc. The individual contracts and group certificates (contracts) offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Contributions under the contracts may be allocated to the various investment divisions of our Separate Account I (Variable Account Options, or individually, Option) or to our Fixed Accounts, or both.

Contributions to the Variable Account Options are invested in shares of corresponding portfolios of the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the Funds or Fund). The Funds are part of the Fidelity Investments(R) group of companies. The values allocated to the Options reflect the investment performance of the Funds' portfolios. The prospectus for the Funds describes the investment objectives, policies and risks of each of the Funds' portfolios. There are thirteen Variable Account Options, which invest in the following portfolios:

     . VIP Money Market Portfolio       . VIP II Investment Grade Bond Portfolio
     . VIP High Income Portfolio        . VIP II Asset Manager Portfolio
     . VIP Equity-Income Portfolio      . VIP II Index 500 Portfolio
     . VIP Growth Portfolio             . VIP II Contrafund Portfolio
     . VIP Overseas Portfolio           . VIP II Asset Manager: Growth Portfolio
     . VIP III Balanced Portfolio       . VIP III Growth Opportunities Portfolio
     . VIP III Growth & Income Portfolio

We currently offer Guaranteed Rate Options (GROs) and a Systematic Transfer Option (STO), together referred to as Fixed Accounts. Your allocation to a GRO accumulates at a fixed interest rate we declare at the beginning of the duration you select. A market value adjustment (Market Value Adjustment) will be made for withdrawals, surrenders, transfers and certain other transactions before the expiration of your GRO Account, but your value under a GRO Account may not be decreased below an amount equal to your allocation plus interest compounded at an annual effective rate of 3% (Minimum Value), less previous withdrawals. Your allocation to the STO accumulates at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. You must transfer all contributions you make to the STO into other Investment Options within one year of contribution on a monthly or quarterly basis.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus is not valid unless provided with the current prospectus for the Funds, which you should also read.

For further information and assistance, you should contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 182080, Columbus, OH 43218. The express mail address is Integrity Life Insurance Company, 200 East Wilson Bridge Road, Worthington, Ohio 43085. You may also call the following toll-free number: 1-800-325-8583.

A registration statement relating to the contracts, which includes a Statement of Additional Information (SAI) dated May 1, 1997, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A copy of the SAI is available free of charge by writing to or calling our Administrative Office. A table of contents for the SAI follows the table of contents for this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is May 1, 1997.

                               TABLE OF CONTENTS

Part 1 - Summary                                           Page

Your Variable Annuity Contract.........................     1
Your Benefits..........................................     1
How Your Contract is Taxed.............................     1
Your Contributions.....................................     1
Your Investment Options................................     1
Variable Account Options...............................     1
Account Value, Adjusted Account Value and Cash Value...     2
Transfers..............................................     2
Charges and Fees.......................................     2
Withdrawals............................................     2
Your Initial Right to Revoke...........................     3
Table of Annual Fees and Expenses......................     4
Financial Information..................................     6

Part 2 - Integrity And The Separate Account

Integrity Life Insurance Company.......................     8
The Separate Account and the Variable Account Options..     8
Assets of Our Separate Account.........................     8
Changes In How We Operate..............................     8

Part 3 - Your Investment Options

The Funds..............................................     9
    The Funds' Investment Adviser......................     9
    Investment Objectives of the Portfolios............    11
Fixed Accounts.........................................    12
    Guaranteed Rate Options............................    13
     Renewals of GRO Accounts..........................    13
     Market Value Adjustments..........................    13
    Systematic Transfer Option.........................    14

Part 4 - Deductions and Charges

Separate Account Charges...............................    15
Annual Administrative Charge...........................    15
Fund Charges...........................................    15
State Premium Tax Deduction............................    15
Transfer Charge........................................    15
Tax Reserve............................................    16

Part 5 - Terms of Your Variable Annuity

Contributions Under Your Contract......................    16
Your Account Value.....................................    16
Your Purchase of Units in Our Separate Account.........    17
How We Determine Unit Value............................    17
Transfers..............................................    17
Withdrawals............................................    18
Assignments............................................    18

                                                                 Page

Death Benefits and Similar Benefit Distributions................  18
Annuity Benefits................................................  19
Annuities.......................................................  19
Annuity Payments................................................  20
Timing of Payment...............................................  20
How You Make Requests and Give Instructions.....................  20

Part 6 - Voting Rights

Fund Voting Rights..............................................  21
How We Determine Your Voting Shares.............................  21
How Fund Shares Are Voted.......................................  21
Separate Account Voting Rights..................................  21

Part 7 - Tax Aspects of the Contracts

Introduction....................................................  22
Your Contract is an Annuity.....................................  22
Taxation of Annuities Generally.................................  22
Distribution-at-Death Rules.....................................  23
Diversification Standards.......................................  23
Tax-Favored Retirement Programs.................................  24
    Individual Retirement Annuities.............................  24
    Simplified Employee Pensions................................  24
    Corporate and Self-Employed (H.R. 10 and Keogh) Pension
     and Profit Sharing Plans...................................  24
    Deferred Compensation Plans of State and Local Governments
     and Tax-Exempt Organizations...............................  25
Distributions Under Tax-Favored Retirement Programs.............  25
Federal and State Income Tax Withholding........................  26
Impact of Taxes to Integrity....................................  26
Transfers Among Investment Options..............................  26

Part 8 - Additional Information

Systematic Withdrawals..........................................  26
Dollar Cost Averaging...........................................  26
Systematic Transfer Program.....................................  27
Individual Asset Rebalancing....................................  27
Ibbotson Asset Allocation and Rebalancing Program...............  27
Performance Information.........................................  29

Appendix A  -  Illustration of a Market Value Adjustment........  30

   THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SAI Table of Contents

Part 1 - Integrity and Custodian
Part 2 - Distribution of the Contracts
Part 3 - Performance Information
Part 4 - Determination of Annuity Unit Values
Part 5 - Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 182080
Columbus, OH  43218
ATTN: Request for SAI of Separate Account I

Name:_____________________________________________________________________

Address:__________________________________________________________________

City:________________________________ State:_________ Zip:________________

PART 1 -- SUMMARY

Your Variable Annuity Contract

In this prospectus, we, our and us mean Integrity Life Insurance Company (Integrity), an indirect wholly owned subsidiary of ARM Financial Group, Inc.
(ARM). We offer individual variable annuity contracts. In certain states, we offer certificates under a group variable annuity contract instead of contracts. When we use the words contract or certificate, we are referring to both the individual contracts and the group certificates.

You can invest for retirement by purchasing a contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. In this prospectus, you and your mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant does not own the contract, all of the rights under the contract belong to the Owner until annuity payments begin.

Your retirement or endowment date (Retirement Date) will be no later than your 98th birthday or earlier, if required by law, unless you notify us of a different date.


Your Benefits

Your contract provides an Account Value, an annuity benefit, and a death benefit. See "Your Account Value," "Death Benefits and Similar Benefit Distributions" and "Annuity Benefits" in Part 5.

Your benefits may be received under a contract subject to the usual rules for taxation of annuities, including the tax-deferral of earnings until withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which are subject to special rules covering such matters as eligibility and contribution amounts. See Part 7, "Tax Aspects of the Contracts" for detailed information.

How Your Contract is Taxed

Under current law, any increases in the value of your contributions to your contract are tax deferred and will not be included in your taxable income until withdrawn. See Part 7, "Tax Aspects of the Contracts."

Your Contributions

The minimum initial contribution in most states is currently $1,000. Minimum initial contribution for residents of Pennsylvania, South Carolina and Washington State is $3,000. Subsequent contributions of at least $100 can be made. Special rules for lower minimum initial and subsequent contributions apply for certain tax-favored retirement plans. See "Contributions Under Your Contract" in Part 5.

Your Investment Options

You may allocate contributions to the Variable Account Options or to the Fixed Accounts, or both. The Variable Account Options and the Fixed Accounts are together referred to as the Investment Options. Contributions may be allocated to up to nine Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see
Part 3, "Your Investment Options."

Variable Account Options

The Variable Account Options (also referred to as Divisions) invest in shares of corresponding investment portfolios of the Funds, each a "series" type of mutual fund. Each investment portfolio is referred to as a Portfolio. The investment objective of each Variable Account Option and its corresponding Portfolio is the same. Your value in a Variable Account Option will vary depending on the performance of the corresponding Portfolio. For a full description of the Funds, see the Funds' prospectus and the Funds' Statement of Additional Information.

Account Value, Adjusted Account Value and Cash Value

The sum of your values under the Fixed Accounts plus your values in the Variable Account Options is referred to as the Account Value. Your Adjusted Account Value is your Account Value, as increased or decreased (but not below the Minimum Value) by any Market Value Adjustments. Your Cash Value is equal to your Adjusted Account Value, reduced by the pro rata portion of the annual administrative charge, if applicable. See "Charges and Fees" below.

Transfers

You may transfer all or portions of your Account Value among the Investment Options, subject to the conditions described under "Transfers" in Part 5. Transfers from any Investment Option must be for at least $250. Transfers may be arranged through our telephone transfer service. See Part 5, "Transfers." Transfers may also be made under our following special services: (i) Dollar Cost Averaging, (ii) Individual Asset Rebalancing, (iii) Ibbotson Asset Allocation and Rebalancing Program, or (iv) to transfer your STO contributions. See Part 8, "Dollar Cost Averaging," "Individual Asset Rebalancing," "Ibbotson Asset Allocation and Rebalancing Program," and "Systematic Transfer Program."

Charges and Fees

If your Account Value is less than $50,000 as of the last day of any contract year prior to your Retirement Date, an annual administrative expense charge of $30 is deducted from your contract. See Part 4, "Deductions and Charges."

A charge at an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option is made daily. We make this charge to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option. See Part 4, "Deductions and Charges."

Investment advisory fees and other expenses are deducted from amounts invested by the Separate Account in the Funds. For providing investment management services to the Portfolios of the Funds, Fidelity Management and Research Company (Fidelity Management) receives fees from the Portfolios based on the average net assets of each Portfolio. The highest annual rate at which any of the Portfolios paid advisory fees in 1996 was .76% of average net assets. Advisory fees cannot be increased without the consent of Fund shareholders. See "Table of Annual Fees and Expenses" below and "The Funds' Investment Adviser" in
Part 3.

If you frequently transfer funds from one Investment Option to another, certain transfers may become subject to a charge. We will not, however, charge more than $20 per transfer. See "Transfer Charge" in Part 4.

Withdrawals

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts." For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment in excess of any free withdrawal amount (as defined below), so that the net amount you receive will be the amount requested. For residents of Pennsylvania, South Carolina and Washington State a $3,000 minimum account balance is required to remain in your Contract after any withdrawals.

The free withdrawal amount is a non-cumulative amount which you may take as a partial withdrawal each contract year without your GRO Account being subject to any Market Value Adjustment. It is equal to 10% of the Account Value, minus cumulative prior withdrawals in the current contract year. However, as explained above, a tax penalty still applies if you are under age 59-1/2.

Your Initial Right to Revoke

Within ten days after you receive your contract, you may cancel it by returning it to our Administrative Office. The 10-day period may be extended if required by state law. We will refund all your contributions with an adjustment for any investment gain or loss on the contributions put into each Variable Account Option from the date units were purchased until the date your contract is received by us, including any charges deducted. If state law instead requires a refund of your contributions without any adjustment, we will return that amount to you. For allocations to Fixed Accounts, we will refund to you the amount of your contributions.

Table of Annual Fees and Expenses

Contract Owner Transaction Expenses
-----------------------------------



     Sales Load on Purchases.....................................   $ 0
     Exchange Fee (1)............................................   $ 0
     Annual Administrative Charge (2)............................   $30

Separate Account Annual Expenses (as a
percentage of average account value) (3)
----------------------------------------

     Mortality and Expense Risk Fees............................. 1.20%
     Administrative Expenses.....................................  .15%
                                                                  -----
     Total Separate Account Annual Expenses...................... 1.35%
                                                                  =====

Fund Annual Expenses After Reimbursement
(as a percentage of average net assets) (4)
-------------------------------------------


                                  Management      Other        Total Annual
Portfolio                            Fees        Expenses        Expenses
---------                            ----        --------        --------

VIP Money Market.................    .21%          .09%           .30%
VIP High Income..................    .59%          .12%           .71%(5)
VIP Equity-Income................    .51%          .07%           .58%
VIP Growth.......................    .61%          .08%           .69%
VIP Overseas.....................    .76%          .17%           .93%
VIP II Investment Grade Bond.....    .45%          .13%           .58%
VIP II Asset Manager.............    .64%          .10%           .74%(5)(6)
VIP II Index 500.................    .13%          .15%           .28%(6)
VIP II Contrafund................    .61%          .13%           .74%(5)
VIP II Asset Manager: Growth.....    .65%          .22%           .87%(5)(6)
VIP III Balanced.................    .48%          .24%           .72%(5)
VIP III Growth Opportunities.....    .61%          .16%           .77%(5)
VIP III Growth & Income..........    .50%          .20%           .70%(5)(7)

-------------------------

(1) After the first twelve transfers during a contract year, Integrity has the right to impose a transfer charge of $20 per transfer. This charge would not apply to transfers made for dollar cost averaging, individual asset rebalancing, Ibbotson Asset Allocation and Rebalancing Program, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.

(2) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Deductions and Charges - Annual Administrative Charge" in
Part 4.

(3)  See "Deductions and Charges - Separate Account Charges" in Part 4.

(4)  In the Funds' prospectus, see "Management, Distribution and Service Fees."

(5) A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .56% for VIP Equity-Income Portfolio, .67% for VIP Growth Portfolio, .92% for VIP Overseas Portfolio, .73% for VIP II Asset Manager Portfolio, .71% for VIP II Contrafund Portfolio, .85% for VIP II Asset Manager:
Growth Portfolio, and .76% for VIP III Growth Opportunities Portfolio, and .71% for VIP III Balanced Portfolio.

(6) The investment adviser agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .28%, .15%, and .43%, respectively.

(7)  Annualized

Examples

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.

Expenses per $1,000 investment if you surrender your contract at the end of the
-------------------------------------------------------------------------------
applicable period:
------------------

Portfolio                                                  1 year         3 years        5 years         10 years
---------                                                  ------         -------        --------        --------
VIP Money Market.......................................    $17.66          $54.61         $ 93.86         $203.09
VIP High Income........................................    $21.86          $67.34         $115.29         $246.89
VIP Equity-Income......................................    $20.53          $63.32         $108.53         $233.20
VIP Growth.............................................    $21.65          $66.72         $114.25         $244.80
VIP Overseas...........................................    $24.11          $74.13         $126.63         $269.66
VIP II Investment Grade Bond...........................    $20.53          $63.32         $108.53         $233.20
VIP II Asset Manager...................................    $22.17          $68.27         $116.84         $250.03
VIP II Index 500.......................................    $17.45          $53.98         $ 92.81         $200.91
VIP II Contrafund......................................    $22.17          $68.27         $116.84         $250.03
VIP II Asset Manager: Growth...........................    $23.50          $72.28         $123.55         $263.50
VIP III Balanced.......................................    $21.96          $67.65         $115.81         $247.94
VIP III Growth Opportunities...........................    $22.47          $69.19         $118.39         $253.15
VIP III Growth & Income................................    $21.76          $67.03         $114.77         $245.84

Expenses per $1,000 investment if you do not surrender your contract at the end
-------------------------------------------------------------------------------
of the applicable period:
-------------------------

   Same expenses per $1,000 investment as shown in table immediately above.

Expenses per $1,000 investment if you elect the normal form of annuity at the
-----------------------------------------------------------------------------
end of the applicable period:
-----------------------------

    Same expenses per $1,000 investment as shown in table immediately above.

These examples assume a continuation of the fixed charges that are borne by the Separate Account and of the investment advisory fees and other expenses of the Funds as they were for the year ended December 31, 1996, except for VIP III Growth & Income Portfolio, which were based on estimated current expenses. Actual Fund expenses may be greater or less than those on which these examples were based. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of the Separate Account as well as those of the Portfolios. Premium taxes upon annuitization also may be applicable.

Financial Information

The table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the end of each period. The unit value at the beginning of each period is the unit value as of the end of the previous period.

                       UNIT VALUES AND UNITS OUTSTANDING
                       ---------------------------------

                         Money          High          Equity-                                        Investment
                         Market        Income          Income          Growth         Overseas       Grade Bond
                        Division      Division        Division        Division        Division        Division
                       ----------    ----------      ----------      ----------      ----------      ----------
 Date of Inception*    $    10.00    $    10.00      $    10.00      $    10.00      $    10.00        $  10.00
December 31, 1987      $    10.18             -      $     7.74      $     7.51      $     8.13        $  10.21
   Number of Units          1,952             -          25,560              50           7,250          26,988
December 31, 1988      $    10.75             -      $     8.49      $     7.48      $     8.93        $  10.69
   Number of Units          2,062             -           8,962           2,043           2,019          45,789
December 31, 1989      $    11.57             -      $    10.41      $    10.45      $    11.02        $  12.20
   Number of Units         43,299             -           8,517           2,284           1,937           4,372
December 31, 1990      $    12.34             -      $     9.04      $    11.04      $    10.16        $  12.82
   Number of Units          2,427             -          29,446           2,060           1,779           3,350
December 31, 1991      $    12.90             -      $    12.92      $    17.96      $    12.44        $  14.38
   Number of Units          1,422             -           7,198           1,777             945           1,160
December 31, 1992      $    13.22             -      $    14.90      $    19.36      $    10.95        $  15.13
   Number of Units         68,139             -         124,911         129,511          35,346          80,734
December 31, 1993      $    13.46    $    11.45      $    17.38      $    22.80      $    14.83        $  16.57
   Number of Units        346,644       615,289         748,436         444,077         480,406         330,360
December 31, 1994      $    13.84    $    11.12      $    18.35      $    22.49      $    14.88        $  15.73
   Number of Units      1,363,372       989,407       1,206,683         988,674       1,272,218         454,358
December 31, 1995      $    14.46    $    13.23      $    24.46      $    30.03      $    16.10        $  18.20
   Number of Units      1,823,146     2,238,450       2,264,897       1,665,857       1,308,440         627,020
December 31, 1996      $    15.03    $    14.88      $    27.57      $    33.98      $    17.98        $  18.53
   Number of Units      1,839,938     2,871,483       2,977,144       2,311,771       1,792,964         807,207



*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

                       UNIT VALUES AND UNITS OUTSTANDING
                       ---------------------------------

                                                                     Asset
                                 Asset       Index     Contra-     Manager                  Growth           Growth
                               Manager         500        fund      Growth   Balanced       Income    Opportunities
                              Division    Division    Division    Division   Division     Division         Division
                              --------    --------    --------    --------   --------     --------         --------
 Date of Inception*        $    10.00   $    10.00  $    10.00    $  10.00     $10.00       $10.00           $10.00
December 31, 1987          $     8.00            -           -           -          -            -                -
  Number of Units              29,166            -           -           -          -            -                -
December 31, 1988          $     8.98            -           -           -          -            -                -
  Number of Units              11,300            -           -           -          -            -                -
December 31, 1989          $    11.16            -           -           -          -            -                -
  Number of Units              10,635            -           -           -          -            -                -
December 31, 1990          $    11.02            -           -           -          -            -                -
  Number of Units              12,194            -           -           -          -            -                -
December 31, 1991          $    13.60            -           -           -          -            -                -
  Number of Units               5,272            -           -           -          -            -                -
December 31, 1992          $    15.01            -           -           -          -            -                -
  Number of Units             309,292            -           -           -          -            -                -
December 31, 1993          $    17.92   $    10.52           -           -          -            -                -
  Number of Units           1,748,246       98,288           -           -          -            -                -
December 31, 1994          $    16.60   $    10.49           -           -          -            -                -
  Number of Units           3,509,145      218,119           -           -          -            -                -
December 31, 1995          $    19.15   $    14.20  $    13.50    $  12.03          -            -                -
  Number of Units           2,973,440      474,834   1,068,907     175,138          -            -                -
December 31, 1996          $    21.65   $    17.20  $    16.15    $  14.23          -            -                -
  Number of Units           2,708,795    1,207,882   2,382,588     479,960          -            -                -



*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

Integrity Life Insurance Company

Integrity is a stock life insurance company organized under the laws of Ohio. Our home office is in Worthington, Ohio and our principal executive office is in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 45 states and the District of Columbia. In addition to the contracts, we sell flexible premium annuity contracts with an underlying investment medium other than the Funds, fixed single premium annuity contracts, and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. We are currently licensed to sell variable contracts in 45 states and the District of Columbia. In addition to issuing annuity products, we have entered into agreements with other insurance companies to provide administrative and investment support for products to be designed, underwritten and sold by these companies.

Integrity is an indirect wholly owned subsidiary of ARM. ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets. At December 31, 1996, ARM had $4.8 billion of assets under management.

The Separate Account and the Variable Account Options

The Separate Account is established and maintained under the insurance laws of the State of Ohio. It is a unit investment trust registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940
Act). A unit investment trust is a type of investment company. SEC registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio of the Funds. We may establish additional Options, some of which may not be available for your allocations. The Variable Account Options currently available to you are listed on the cover page of this prospectus. Prior to September 3, 1991, the Portfolios then offered invested in shares of corresponding portfolios of Prism Investment Trust.

Assets of Our Separate Account

Under Ohio law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts will participate in the Separate Account in proportion to the amounts relating to their contracts. The Separate Account's assets supporting the variable portion of these variable contracts may not be used to satisfy liabilities arising out of any other business of ours. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may permit charges owed to us to stay in the Separate Account, and thus may participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account (General Account).

Changes In How We Operate

We may modify how we or our Separate Account operate, subject to your approval when required by the 1940 Act or other applicable law or regulation. You will be notified if any changes result in a material change in the underlying investments of a Variable Account Option. We may:

- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;

-  register or end the registration of the Separate Account under the 1940 Act;

- operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);

- restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;

- cause one or more Options to invest in a mutual fund other than or in addition to the Funds;

- operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice.


PART 3 - YOUR INVESTMENT OPTIONS

The Funds

Each of the Funds is an open-end diversified management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Funds. The Funds are each a "series" type of investment company with diversified portfolios. The Funds do not impose a sales charge or "load" for buying and selling their shares. The shares of the Portfolios of the Funds are bought and sold by the Separate Account at their respective net asset values.

The Funds are designed to serve as investment vehicle for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios of the Funds currently are available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with Fidelity Management or Integrity. The Board of Trustees of each of the Funds is responsible for monitoring the Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any, should be taken in response. If we believe that a Fund's response to any of those events insufficiently protects our contract owners, we will see to it that appropriate and available action is taken to protect our contract owners. See "The Fund and the Fidelity Organization" in the Funds' prospectus for a further discussion of the risks associated with the offering of Fund shares to our Separate Account and the separate accounts of other insurance companies.

Shares of Portfolios of the Funds are made available to the Separate Account under three essentially identical Participation Agreements (Participation Agreement or Agreements). The Participation Agreements are among the applicable Fund, Fidelity Distributors Corporation which is the principal underwriter for shares of the Funds (Distributor), and Integrity. If state or federal law precludes the sale of the Funds' or any Portfolio's shares to the Separate Account, or in certain other circumstances, sales of shares to the Separate Account may be suspended and/or the Participation Agreements may be terminated as to the Funds or the affected Portfolio. Also, the Participation Agreements may be terminated by any party thereto with one year's written notice.

Notwithstanding termination of the Participation Agreement, the Fund and the Distributor are obligated to continue to make the Funds' shares available for contracts outstanding on the date the Participation Agreement terminates, unless the Participation Agreement was terminated due to an irreconcilable conflict among contractowners of different separate accounts. If for any reason the shares of any Portfolio are no longer available for purchase by the Separate Account for outstanding contracts, the parties to the Participation Agreements have agreed to cooperate to comply with the 1940 Act in arranging for the substitution of another funding medium as soon as reasonably practicable and without disruption of sales of shares to the Separate Account or any Variable Account Option.

The Funds' Investment Adviser. Fidelity Management & Research Company (Fidelity Management), a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to each Fund. Fidelity Management, whose principal address is 82 Devonshire Street, Boston, Massachusetts, is a wholly owned subsidiary of FMR Corp. and is part of Fidelity Investments(R), one of the largest investment management organizations in the United States. Fidelity Investments(R) includes a number of different companies, which provide a variety of financial services and products to individuals and corporations.

Fidelity Management provides investment research and portfolio management services to mutual funds and other clients. At December 31, 1996, Fidelity Management advised funds having more than 23 million shareholder accounts with a total value of more than $354 billion. For certain of the Portfolios, Fidelity Management has entered into sub-advisory agreements with affiliated companies that are part of the Fidelity Investments(R) organization. Fidelity Management, not the Portfolios, pays the sub-advisers for their services to the Portfolios.

The Portfolios of the Funds pay monthly advisory fees to Fidelity Management. The advisory fee payable by each of the Portfolios, other than the VIP Money Market Portfolio and the VIP II Index 500 Portfolio, is composed of a group fee rate and an individual fund fee rate. The group fee rate is based on the average monthly net assets of all mutual funds advised by Fidelity Management. For the VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Asset Manager, VIP II Contrafund, and VIP II Asset Manager: Growth Portfolios, the group fee rate cannot rise above .52%. For the VIP High Income and VIP II Investment Grade Bond Portfolios, the group fee rate cannot rise above .37%. The group fee rate drops as total assets under management increase.

The VIP Money Market Portfolio's advisory fee is made up of two components: a basic fee rate and an income-based component. The basic fee rate is the sum of a group fee rate as described above (but capped at a maximum of .37%) and an individual fund fee rate of .03%. The income based component is 6% of that portion of the fund's gross yield which exceeds a 5% return (but capped at a maximum of .24%).

The VIP II Index 500 Portfolio pays a monthly fee at the annual rate of .28% of the Portfolio's average net assets.

Set forth in the table below is the individual fund fee rate for the portfolios and their 1996 aggregate advisory rate, comprised of the individual and group rates, as a percentage of average net assets, and the VIP II Index 500 Portfolio's 1996 advisory rate as a percentage of average net assets.

                                                       1996
Portfolio                       Individual Rate   Aggregate Rate
---------                       ---------------   --------------
VIP Money Market                     .03%              .21%

VIP High Income                      .45%              .59%

VIP Equity-Income                    .20%              .51%

VIP Growth                           .30%              .61%

VIP Overseas                         .45%              .76%

VIP II Investment Grade
 Bond                                .30%              .45%

VIP II Asset Manager                 .25%              .64%

VIP II Index 500                      N/A              .13%

VIP II Contrafund                    .30%              .61%

VIP II Asset Manager:
 Growth                              .30%              .65%

VIP III Balanced                     .20%              .48%

VIP III Growth Opportunities         .30%              .61%

VIP III Growth & Income              .20%              .50%

Investment Objectives of the Portfolios. Set forth below is a summary of the investment objectives of the Portfolios of the Funds. There can be no assurance that these objectives will be achieved. You should read the Funds' prospectus carefully before investing.

                          VIP Money Market Portfolio
                          --------------------------

VIP Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

                           VIP High Income Portfolio
                           -------------------------

VIP High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities. In view of the types of securities in which this Portfolio invests, you should read the complete risk disclosure for this Portfolio in the Funds' prospectus before investing in it.

                          VIP Equity-Income Portfolio
                          ---------------------------

VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing common or preferred stock and the remainder in debt securities.

                              VIP Growth Portfolio
                              --------------------

VIP Growth Portfolio seeks to achieve capital appreciation, normally by purchase of common stocks, although investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

                             VIP Overseas Portfolio
                             ----------------------

VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in securities from at least three countries outside North America.

                     VIP II Investment Grade Bond Portfolio
                     --------------------------------------

VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. It will maintain a dollar-weighted average portfolio maturity of ten years or less. For 80% of its assets, the VIP II Investment Grade Bond Portfolio purchases only securities rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated securities judged by Fidelity Management to be of equivalent quality.

                         VIP II Asset Manager Portfolio
                         ------------------------------

VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market fixed-income instruments. The expected "neutral" mix of assets, which will occur when the investment adviser concludes there is minimal relative difference in value between the three asset classes, is 50% in equities, 40% in intermediate to long-term bonds and 10% in short-term money market fixed income instruments.

                          VIP II Index 500 Portfolio
                          --------------------------

VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

                          VIP II Contrafund Portfolio
                          ---------------------------

VIP II Contrafund Portfolio is a growth fund which seeks to increase the value of your investment over the long term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. VIP II Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

                    VIP II Asset Manager: Growth Portfolio
                    --------------------------------------

VIP II Asset Manager: Growth Portfolio is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:

                      Range              Neutral Mix
                      ------             ------------

Stock Class           0-100%                 70%
Bond Class            0-100%                 25%
Short-Term/
Money Market Class    0-100%                  5%

                     VIP III Growth Opportunities Portfolio
                     --------------------------------------

VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stock. It has the flexibility to adjust its investment mix between growth, cyclical and value stocks as market conditions change. The portfolio seeks growth through either appreciation of the security itself or an increase in the company's earning or gross sales.

                           VIP III Balanced Portfolio
                           --------------------------

VIP III Balanced Portfolio seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. It uses a balanced approach to provide the best possible total return from investments in foreign and domestic equity securities, convertible securities, preferred and common stocks paying any combination of dividends and capital gains, and fixed income securities.

                       VIP III Growth & Income Portfolio
                       ---------------------------------

VIP III Growth & Income Portfolio seeks long-term growth of capital with some current income. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. Investments may include common and preferred stocks, convertible securities, fixed-income securities and foreign securities.

Fixed Accounts

Because of applicable exemptive and exclusionary provisions, interests in contracts attributable to Fixed Accounts have not been registered under the Securities Act of 1933 ("1933 Act"), nor under the Investment Company Act of 1940 ("1940 Act"). Thus, neither such contracts nor our General Account, which guarantees the values and benefits under those contracts, are generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Accounts or the General Account. Disclosures regarding the Fixed Accounts or the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Rate Options

We offer GROs with durations of three, five, seven and ten years. We may from time to time change the durations available. Each allocation to a GRO locks in a fixed effective annual interest rate declared by us (Guaranteed Interest Rate) for the duration you select (your GRO Account). The duration of your GRO Account is the Guarantee Period. Each contribution or transfer to a GRO establishes a new GRO Account at the then-current Guaranteed Interest Rate declared by us. We will not declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO Value. The GRO Value at the expiration of the GRO Account, assuming you have not transferred or withdrawn any amounts, will be the amount allocated plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.

We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO which will exceed the Guaranteed Interest Rate credited during the remaining years of the Guarantee Period (Enhanced Rate). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We reserve the right to declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (Additional Interest). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. The Enhanced Rate or Additional Interest may not be made applicable under contracts issued in certain states.

Each group of GRO Accounts of the same duration is considered one GRO, (i.e. all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO).

You may obtain information about our current Guaranteed Interest Rates by calling our Administrative Office.

Allocations to GROs may not be made under contracts issued in certain states.


Renewals of GRO Accounts. When a GRO Account expires, a new GRO Account of the same duration, at the then-current Guaranteed Interest Rate, will be established unless you withdraw your GRO Value or transfer it to another Investment Option. We will notify you in writing before the expiration of your GRO Accounts. You must notify us prior to the expiration of your GRO Accounts of any changes you desire to make. See "Transfers" in Part 5.

Any renewal of a GRO Account will be implemented on the expiration date of the GRO Account. You will receive the current Guaranteed Interest Rate applicable on the expiration date. If a GRO Account expires and it cannot be renewed for the same duration, it will be renewed for the next shortest available duration, unless you instruct us otherwise within 30 days prior to expiration of the GRO Account. You may not choose, and we will not renew a GRO Account that expires after your Retirement Date.

Market Value Adjustments. A Market Value Adjustment is an adjustment, either up or down, in your GRO Value prior to the expiration of your GRO Account. A Market Value Adjustment will be made for each transfer, partial withdrawal in excess of the free withdrawal amount, surrender, or purchase of an annuity benefit from a GRO

Account that occurs other than within 30 days prior to the expiration of the GRO Account. There will be no Market Value Adjustment made for a death benefit. The market adjusted value may be higher or lower than the GRO Value. In no event, however, may the market adjusted value in each GRO Account be less than the Minimum Value, an amount equal to your allocation to such GRO Account plus 3% interest, compounded annually, less previous withdrawals from such GRO Account. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis.

The Market Value Adjustment applicable to a GRO Account prior to its expiration reflects the relationship between the Guaranteed Interest Rate for such GRO Account and the then-current Guaranteed Interest Rate applicable to a newly elected GRO Account of a duration equal to the time remaining in your GRO Account. The Market Value Adjustment will reduce the GRO Value (but not below the Minimum Value) if the current Guaranteed Interest Rate is higher than the Guaranteed Interest Rate being credited to amounts under your GRO Account. Conversely, the Market Value Adjustment will increase the GRO Value if the current Guaranteed Interest Rate is lower than the Guaranteed Interest Rate being credited to amounts under your GRO Account.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

  MVA =  GRO Value x [(1 + A)/N/12/ / (1 + B + .0025)/N/12/ - 1],  where

  A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

  B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if such remaining period is not equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by interpolating between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above.

  N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with applicable state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, interpolating when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix A.

Systematic Transfer Option

We also offer a STO which guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions within the STO Account at the time the rate is declared. You must transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in equal quarterly or monthly installments of not less than $1,000 each. No transfers into the STO from other Investment Options are permitted. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Part 8 for details on this program. This option may not be currently available in some states.

PART 4 -- DEDUCTIONS AND CHARGES

Separate Account Charges

Integrity deducts from the unit value every calendar day an amount equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate cannot be increased without your consent. Various portions of this total charge, as described below, pay for certain services to the Separate Account and the contracts.

A daily charge equal to an effective annual rate of .15% of the value of each Variable Account Option is deducted for administrative expenses not covered by the annual administrative charge described below. The daily administrative charge, like the annual administrative charge, is designed to reimburse Integrity for expenses actually incurred, without profit.

A daily charge equal to an effective annual rate of 1.20% of the value of each Variable Account Option is deducted for Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. In this context, mortality risk refers to the cost of insuring the risk Integrity takes that annuitants, as a class of persons, will live longer than estimated and therefore require Integrity to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be modified, but the total effective annual risk charge of 1.20% of the value of the Variable Account Options may not be increased on your Contract.

Integrity may realize a gain from these daily charges to the extent they are not needed to meet the actual expenses incurred.

Annual Administrative Charge

If your Account Value is less than $50,000 on the last day of any contract year prior to the your Retirement Date, Integrity charges an annual administrative charge of $30. This charge is deducted from your Account Value in each Investment Option on a pro-rata basis. The portion of the charge applicable to the Variable Account Options will reduce the number of units credited to you. The portion of the charge applicable to Fixed Accounts is withdrawn in dollars. The annual administrative charge will be pro-rated based on the number of days that have elapsed in the contract year in the event of the Annuitant's retirement, death, or termination of a contract during a contract year. The annual administrative charge is waived for employees of Integrity or National Integrity Life Insurance Company, a wholly owned subsidiary of Integrity (National Integrity), who purchase contracts under the salary allotment program of either company.

Fund Charges

Our Separate Account purchases shares of the Funds at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Funds. The amount charged for investment management may not be increased without the prior approval of the Funds' respective shareholders. See "The Funds" in Part 3.

State Premium Tax Deduction

Integrity will not deduct state premium taxes from your contributions before applying the contributions to the Investment Options, unless required to pay such taxes under applicable state law. If the Annuitant elects an annuity benefit, Integrity will deduct any applicable state premium taxes from the amount otherwise available for an annuity benefit. State premium taxes, if applicable, currently range up to 4%.

Transfer Charge

No charge is made for your first twelve transfers among the Variable Account Options or the GROs during a contract year. We are, however, permitted to charge up to $20 for each additional transfer during that contract year. (No transfer charge will apply to transfers under (i) Dollar Cost Averaging, (ii) Individual Asset Rebalancing, (iii) the Ibbotson Asset Allocation and Rebalancing Program, or (iv) under systematic transfers from the STO, nor will such transfers count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.) See "Transfers" in
Part 5. Transfers from a GRO may be subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3.

Tax Reserve

We have the right to make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

PART 5 -- TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, cannot be less than $1,000. Minimum initial contribution for residents of Pennsylvania, South Carolina and Washington State is $3,000 after any withdrawals. We will accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part 7.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution made for you. Contributions may also be limited by various laws or prohibited by Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we will not measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options selected by you and are used to pay annuity and death benefits.

Each contribution is credited as of the date we have received (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options. At any time you may have amounts in not more than nine Investment Options. For purposes of calculating the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received not later than the second Business Day after they are delivered to our Administrative Office. A Business Day is any day other than a weekend or a national bank holiday.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When it is received by the Administrative Office, the change will be effective for any contribution which accompanies it and for all future contributions.

Your Account Value

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. For contributions allocated to the Variable Account Options, there are no guaranteed values. The value of your contributions allocated to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in
Part 3.

Your Purchase of Units in Our Separate Account

Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.

The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios of the Funds which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Funds' expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, will not vary because of changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.

How We Determine Unit Value

We determine unit values for each Variable Account Option on the Valuation Date. The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.

The unit value of each Variable Account Option for any day on which we determine unit values is equal to the unit value for the last day on which a unit value was determined multiplied by the net investment factor for that Option on the current day. We determine a net investment factor for each Option as follows:

 - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Funds.

 - Next, we add any dividends or capital gains distributions by the Fund on that day.

 - Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

 - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).

 - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

Generally, this means that we adjust unit values to reflect what happens to the Fund, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

Transfers

You may transfer your Account Value among the Variable Account Options and the GROs, subject to Integrity's then current transfer restrictions. You may not make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO that you have not elected before) at the then-current Guaranteed Interest Rate, unless Integrity otherwise consents. Transfers from a GRO other than within 30 days prior to the expiration date of a GRO Account are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. For amounts in GROs, transfers will be made according to the order in which monies were originally allocated to any GRO.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. After twelve transfers have been made by you during a contract year, a charge of up to $20 may apply to each additional transfer during that contract year, except that no charge will be made for transfers under our dollar cost averaging, individual asset rebalancing, Ibbotson Asset Allocation and Rebalancing Program or systematic transfer programs, described in
Part 8. Once annuity payments begin, transfers are no longer permitted.

Written transfer requests must be sent directly to the Administrative Office. Each Annuitant's request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service provided you have established a Personal Identification Number (PIN Code). We will honor telephone transfer instructions from any person who provides correct identifying information, and we are not responsible in the event of a fraudulent telephone transfer which is believed to be genuine in accordance with these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request will be effective as of the Business Day it is received by our Administrative Office. A transfer request does not change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 8:30 a.m. - 5:00 p.m., Eastern Time, on any day we are open for business. You will receive the Variable Account Options' unit values as of the close of business on the day you call. Accordingly, transfer requests received after 4:00 p.m. Eastern Time will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Withdrawals

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. For residents of Pennsylvania, South Carolina and Washington State a $3,000 minimum account balance is required to remain in your Contract after any withdrawals. Withdrawals from your GRO Account in excess of the free withdrawal amount will be adjusted for any applicable Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts" for further information regarding various tax consequences associated with the contracts.

Assignments

You may not assign the contract as collateral or security for a loan, but an Owner whose contract is not related to a tax-favored program may otherwise assign the contract before the Annuitant's Retirement Date. An assignment of the contract as a gift may, however, have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." Integrity will not be bound by an assignment unless it is in writing and we have received it at the Administrative Office.

Death Benefits and Similar Benefit Distributions

A death benefit is available to a beneficiary if the Annuitant dies prior to the Retirement Date.

If the Annuitant is under the age of 80 at the time of death, the amount of the death benefit is the greatest of:
 .  your Account Value
 .  the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
 .  your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments applicable to such withdrawals.

If the Annuitant is 80 or older at the time of death, the amount of the death benefit will be your Account Value.

The death benefit amount is determined as of the date proof of death and instructions for payment of proceeds are received by the Administrative Office. Death benefits (and benefit distributions required because of a separate Owner's death) can be paid in a lump sum or as an annuity. If no benefit option is selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The beneficiary of the death benefit under a contract is selected by the Owner. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If no Annuitant's beneficiary survives the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

Generally, the Owner also may select his or her own beneficiary. If the Owner dies before the Annuitant's Retirement Date, an Owner's beneficiary will become the Owner of the contract and may be required to receive benefit distributions.

Annuity Benefits

All annuity benefits under your contract are calculated as of the Retirement Date selected by you. The Retirement Date can be changed by written notice to the Administrative Office any time prior to the Retirement Date. The Retirement Date may be no later than your 98th birthday or earlier, if required by law. The terms of the contracts applicable to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may take the form of a lump sum payment or an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied for the purchase of an annuity benefit will be the Adjusted Account Value, except that the Cash Value will be the amount applied if the annuity benefit does not have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment.

Annuities

Alternate forms of annuity benefits can provide for fixed or variable payments which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Separate Account Divisions. For any annuity, the minimum amount applied to the annuity must be $2,000 and the minimum initial payment must be at least $20.

If you have not already selected a form of annuity, we will send you, within six months prior to your Retirement Date, an appropriate notice form on which you may indicate the type of annuity you desire or confirm to us that the normal form of annuity, as defined below, is to be provided. However, if we do not receive a completed form from you on or before your Retirement Date, we will deem the Retirement Date to have been extended until we receive your written instructions at our Administrative Office. During such extension, the values under your contract in the various Investment Options will remain invested in such options and amounts remaining in Variable Account Options will continue to be subject to the investment risks associated with those Options. However, your Retirement Date cannot be extended beyond your 98th birthday or earlier, if required by law. You will receive a lump sum benefit if you do not make an election by such date.

We currently offer the following types of annuities:

A period certain annuity provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the payee) for a fixed period. The amount is determined by the period selected. The Annuitant, or if the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.

A period certain life annuity provides for fixed or variable payments, or both, for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You may not change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The normal form of annuity is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A life income annuity provides fixed payments for the life of the payee or the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity cannot be changed or redeemed for a lump sum payment by the Annuitant or any payee.

Annuity Payments

Fixed annuity payments will not change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If Integrity's current annuity rates then in effect would yield a larger payment, those current rates will apply instead of the tables.

Variable annuity payments are funded only in the Separate Account Divisions through the purchase of annuity units. The Variable Account Option or Options selected cannot be changed after annuity payments begin. The SAI provides further information concerning the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period which includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option or Options selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

Timing of Payment

We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be deferred, however, for any period during which (1) the New York Stock Exchange has been closed or trading on it is restricted; (2) sales of securities or determination of the fair value of Separate Account assets is not reasonably practicable because of an emergency; or (3) the SEC, by order, permits Integrity to defer action in order to protect persons with interests in the Separate Account. Integrity can defer payment of your Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

How You Make Requests and Give Instructions

When you communicate in writing with our Administrative Office, use the address on the first page of this prospectus. Your request or instruction cannot be honored unless it is in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

PART 6 - VOTING RIGHTS

Fund Voting Rights

Integrity is the legal owner of the shares of the Funds held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Funds' Board of Directors, to ratify the selection of independent auditors for the Funds, and on any other matters described in the Funds' current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We will send you Fund proxy materials and a form for giving us voting instructions.

If we do not receive instructions in time from all Owners, we will vote shares in a Portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we are not responsible for any failure by your employer to solicit your instructions or to communicate your instructions to us. We will vote any Fund shares that we are entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Funds in our own right or to restrict Owner voting, we may do so.

How We Determine Your Voting Shares

You may participate in voting only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Fund shares in each Variable Account Option that are attributable to your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Funds' Board for the Funds' shareholders' meeting. The record date for this purpose must be no more than 60 days before the meeting of the Funds. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

How Fund Shares Are Voted

All Fund shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) which require collective approval. On matters on which the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. To the extent shares of the Funds are sold to separate accounts of other insurance companies, the shares voted by such companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by Integrity from its Owners.

Separate Account Voting Rights

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you will be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We will cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

PART 7 - TAX ASPECTS OF THE CONTRACTS

Introduction

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations and is not intended to be tax advice. It is based upon understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the qualified plan, any person contemplating the purchase of a contract, contemplating selection of annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

Your Contract is an Annuity

Under the federal tax law, any individual can purchase an annuity with after-tax dollars and exclude any annuity earnings in taxable income until an actual distribution is taken from the annuity. Alternatively, the individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan.

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (nonqualified annuity), and some of the special tax rules which apply to an annuity purchased to fund a tax-favored retirement program, (qualified annuity). A qualified annuity may restrict your rights and benefits in order to qualify for its special treatment under the federal tax law.

Taxation of Annuities Generally

Section 72 of the Internal Revenue Code of 1986, as amended (the Code), governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a contract until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons cannot defer the taxation of current income credited to the contract unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or divorced spouse), any increase in its value will be taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.

Section 72 provides that the proceeds of a full or partial withdrawal from a contract prior to the date on which annuity payments begin are treated first as taxable income to the extent that the Account Value exceeds the "investment" or "basis" in the contract and then as non-taxable recovery of the investment or basis in the contract. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, less any amounts previously withdrawn which were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 which were rolled over to the contract in a tax-free exchange.

Once annuity payments begin, the Annuitant recovers a portion of the investment tax-free from each payment. The non-taxable portion of each payment is based on the ratio of the Annuitant's investment to his or her expected return under the contract (exclusion Ratio). The remainder of each payment will be ordinary income.

After you have recovered your total investment, future payments are fully included in income. If the Annuitant dies prior to recovering the total investment, a deduction for the remaining basis will generally be allowed on the Annuitant's final federal income tax return.

Withholding of federal income taxes on all distributions may be required unless the recipient who is eligible elects not to have any amounts withheld and properly notifies Integrity of that election.

The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, a tax penalty of 10% applies to the taxable portion of a distribution unless the distribution is: (1) on or after the date on which the taxpayer attains age 59-1/2; (2) as a result of the death of the Owner; (3) attributable to the taxpayer becoming disabled within the meaning of Code Section 72(m)(7); (4) from certain qualified plans (note, however, other penalties may apply); (5) under a qualified funding asset (as defined in Section 130(d) of the Code); (6) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service; or (7) under an immediate annuity as defined in Code Section 72(u)(4).

All annuity contracts issued by Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

Distribution-at-Death Rules

Under section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the remaining portion of such interest must be distributed at least as quickly as the method in effect on the date of the Owner's death; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years after the date of the Owner's death. To the extent such interest is payable to a beneficiary, however, such interest may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions commence within one year after the Owner's death. If the beneficiary is the spouse of the Owner, the contract (along with the deferred tax status) may be continued in the name of the spouse as the Owner.

If the Owner is not an individual, the "primary annuitant," as defined in the Code, is considered the Owner. The primary annuitant is the individual who is of primary importance in affecting the timing of the amount of payout under a contract. In addition, when the Owner is not an individual, a change in the primary annuitant is treated as the death of the Owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied at the death of the first Owner.

Diversification Standards

Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. The investment manager for the Funds monitors the investments in order to comply with the regulations to assure that the contracts continue to be treated as annuities for federal income tax purposes.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

Tax-Favored Retirement Programs

The contract is designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. Therefore, no attempt is made to provide more than general information about the use of contracts with the various types of qualified plans.

Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract.

Individual Retirement Annuities
-------------------------------

Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish an IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. An individual may also rollover amounts distributed from another IRA or another tax-favored retirement program to an IRA contract. Your IRA contract will be issued with a rider outlining the special terms of your contract which apply to IRAs.

Simplified Employee Pensions
----------------------------

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAs) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

Corporate and Self-Employed (H.R. 10 and Keogh) Pension and Profit Sharing Plans
--------------------------------------------------------------------------------

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt
-------------------------------------------------------------------------
Organizations
-------------

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. If the plan is in existence on August 20, 1996, the employer need not establish a trust, custodial account, or annuity contract until January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

Distributions Under Tax-Favored Retirement Programs

Distributions from tax-favored plans are subject to certain restrictions. Prior to the enactment of the 1996 SBJPA, distributions of minimum amounts specified by the Code must have commenced by April 1 of the calendar year following the calendar year in which the participant reaches age 70-1/2. The SBJPA provides participants in qualified plans, with the exception of five-percent owners and IRA holders, to begin receiving distributions by April 1 of the calendar year following the later of either (i) the calendar year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions. However, the SBJPA of 1996 has suspended the excise tax on excess distributions. The provision relating to the excise tax on excess distributions is effective with respect to distributions received in 1997, 1998 and 1999.

Distributions from a tax-favored plan (not including an IRA subject to Code
Section 408) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or an IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

Federal and State Income Tax Withholding

Integrity will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a contract unless the distributee notifies Integrity at or before the time of the distribution of an election not to have any amounts withheld. In certain circumstances, Integrity may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

Impact of Taxes to Integrity

The contracts provide that Integrity may charge the Separate Account for taxes. Integrity can also set up reserves for taxes.

Transfers Among Investment Options

There will not be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals

We offer a program for systematic withdrawals that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. For residents of Pennsylvania, South Carolina and Washington State a $3,000 minimum account balance is required to remain in your Contract after any withdrawals. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one business day after our receipt of the form. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the systematic withdrawal program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended.

Amounts withdrawn by you under the systematic withdrawal program may be within the free withdrawal amount in which case a Market Value Adjustment will not be made from your GRO Account. Amounts withdrawn from your GRO Account under the systematic withdrawal program in excess of the free withdrawal amount will be subject to a Market Value Adjustment if applicable. Withdrawals also may be subject to the 10% federal tax penalty for early withdrawals under the contracts and to income taxation. See Part 7, "Tax Aspects of the Contracts."

Dollar Cost Averaging

We offer a dollar cost averaging program under which allocations to the VIP Money Market Option are automatically transferred on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must specify a dollar amount to be transferred into each Variable Account Option, and the current minimum transfer to each Option is $250. No transfer charge will apply to transfers under our dollar cost averaging program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

To enroll under our dollar cost averaging program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the dollar cost averaging program at any time. If you do not have sufficient funds in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.

Systematic Transfer Program

We also offer a systematic transfer program under which contributions to the STO are automatically transferred on a monthly or quarterly basis, as selected by you, to one or more other Investment Options. Your STO contributions will be transferred in equal installments of not less than $1,000 over a one year period. If you do not have sufficient funds in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will be ended. Any funds remaining in the STO at the end of the one year period during which transfers are required to be made will be transferred at the end of such period on a pro rata basis to the Options previously elected by you for this program. No transfer charge will apply to transfers under our systematic transfer program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

To enroll under our systematic transfer program, you must deliver the appropriate administrative form to our Administrative Office. We reserve the right to terminate the systematic transfer program in whole or in part, or to place restrictions on contributions to the program. This program may not be currently available in some states.

Individual Asset Rebalancing

We offer an individual asset rebalancing program whereby you can select the frequency for rebalancing. Frequencies available include rebalancing monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among such Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. No transfer charge will apply to transfers under our Individual Asset Rebalancing program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

Fixed Accounts are not eligible for the Individual Asset Rebalancing program.

To enroll under our Individual Asset Rebalancing program, you must deliver the appropriate administrative form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the Individual Asset Rebalancing program. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Individual Asset Rebalancing program is in effect. This program is not available in concert with the Ibbotson Asset Allocation and Rebalancing Program. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the Individual Asset Rebalancing program at any time.

Ibbotson Asset Allocation and Rebalancing Program

We also offer an Asset Allocation and Rebalancing Program designed by Ibbotson Associates (Ibbotson Model(s)). Ibbotson Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.

You may select one of three proposed Ibbotson Models: Aggressive, Moderate or Conservative. Your current contribution allocations will be initially allocated as recommended by Ibbotson and approved by you, among the Options currently established for each Ibbotson Model as indicated below.

To ensure conformity with current Ibbotson Model instructions, the value in the Variable Account Options will be automatically rebalanced annually by transfers among such Variable Account Options. You will receive a confirmation notice after each rebalancing. GRO Accounts attributable to the Ibbotson Model will not rebalance. Instead, GRO Accounts shall renew for the same duration at the then-current Guaranteed Interest Rate. See "Fixed Accounts - Renewals of GRO Accounts" in Part 3.

No transfer charge will apply to transfers under the Ibbotson Asset Allocation and Rebalancing Program, nor will such transfers count toward the twelve transfers you may make in a contract year before we may impose a transfer charge. See "Transfers" in Part 4.

To enroll under the Ibbotson Asset Allocation and Rebalancing Program, you must deliver the appropriate administrative form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the Individual Asset Rebalancing program. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Individual Asset Rebalancing program is in effect. This program is not available in concert with the Individual Asset Allocation program. We reserve the right to terminate or amend this program in whole or in part, or to place restrictions on contributions to the program. This program may not be available in all states.

You may terminate participation in this program upon one day's prior written notice.

               CONSERVATIVE MODEL

               Fund                          Allocation Percentage
               ----                          ---------------------
               VIP III Balanced                       10%
               VIP Equity Income                      20%
               VIP Growth                              0%
               VIP II Index 500                        0%
               VIP Overseas                            5%
               VIP II Investment Grade Bond           30%
               GRO - 3 Year                           35%
                                                     ----
                                                     100%

               MODERATE MODEL

               Fund                          Allocation Percentage
               ----                          ---------------------
               VIP III Balanced                       10%
               VIP Equity Income                      25%
               VIP Growth                             10%
               VIP II Index 500                       15%
               VIP Overseas                           15%
               VIP II Investment Grade Bond           15%
               GRO - 3 Year                           30%
                                                     ----
                                                     100%

               AGGRESSIVE MODEL

               Fund                              Allocation Percentage
               ----                              ---------------------

               VIP III Balanced                          0%
               VIP Equity Income                        20%
               VIP Growth                               30%
               VIP II Index 500                         20%
               VIP Overseas                             20%
               VIP II Investment Grade Bond              0%
               GRO - 3 Year                             10%
                                                       ----
                                                       100%


Performance Information

Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. Performance data for any Option reflects only the performance of a hypothetical investment in the Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time period, and it should not be considered as a representation of performance to be achieved in the future.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Option of all distributions and the deduction of applicable contract charges and expenses. Total returns also may be shown that do not take into account the annual administrative charge applicable where the Account Value is less than $50,000 at the end of a contract year.

A cumulative total return reflects an Option's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Option's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Option's returns, you should recognize that they are not the same as actual year-by-year results.

Some Options may also advertise yield. These measures reflect the income generated by an investment in the Option over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses.

The VIP Money Market Option may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Option over a specified 7-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in such Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the SAI.

APPENDIX A

                   ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

               Contribution:               $50,000.00

               GRO Account duration:       7 Years

               Guaranteed Interest Rate:   5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we do not declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account.

Example of a Downward Market Value Adjustment:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

     -0.0551589 = [(1 + .05)/48/12/ / (1 + .0625 + .0025)/48/12/] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

     -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

     $54,688.58 = $57,881.25 - $3,192.67

Thus, the amount payable on a full withdrawal would be:

     $54,688.58 = $57,881.25 - $3,192.67

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     $5,788.13 = $57,881.25 X .10

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

     - $783.91 = -0.0551589 X $14,211.87

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment would be:

     $20,783.91 = $20,000.00 + $783.91 + $783.91

The ending Account Value would be:

     $37,097.34 = $57,881.25 - $21,783.91

Example of an Upward Market Value Adjustment:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

     .0290890 = [(1 + .05)/48/12/ / (1 + .04 + .0025)/48/12/] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

Thus, the amount payable on a full withdrawal would be:

     $59,564.96 = $57,881.25 + $1,683.71
If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

           Free Amount =  $ 5,788.13

     Non-Free Amount =    $14,211.87

The Market Value Adjustment would be:

     $413.41 = .0290890 X $14,211.87


Thus, the total amount needed to provide $20,000 after the Market Value Adjustment would be:

     $19,586/59 = $20,000.00 - $413.41

The ending Account Value would be:

     $38,294.66 = $57,881.25 - $19,586,59

Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1997

                                      FOR

                           IQ THE SMARTANNUITY

                       FLEXIBLE PREMIUM VARIABLE ANNUITY

                                   ISSUED BY

                       INTEGRITY LIFE INSURANCE COMPANY

                                     AND

                     FUNDED THROUGH ITS SEPARATE ACCOUNT I


                               Table of Contents

                                                                           Page
Part 1 - Integrity and Custodian...........................................   2
Part 2 - Distribution of the Contracts.....................................   3
Part 3 - Performance Information...........................................   3
Part 4 - Determination of Annuity Unit Values..............................  10
Part 5 - Financial Statements..............................................  11



This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1997. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 182080, Columbus, Ohio 43218, or calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN


Integrity is an Ohio stock life insurance company that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202, and it maintains administrative offices in Columbus, Ohio. Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM Securities), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) ARM Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency. Approximately 91% of the outstanding voting stock of ARM is owned by The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., and MSCP III 892 Investors, L.P., each of which is a Delaware limited partnership (collectively, the MSCP Funds). The MSCP Funds are private equity funds sponsored by Morgan Stanley Group, Inc., a Delaware corporation that, through its subsidiaries, provides a wide range of financial services on a global basis (Morgan Stanley). The general partner of each of the MSCP Funds is a wholly owned subsidiary of Morgan Stanley. Oldarm Limited Partnership, a Kentucky limited partnership, New ARM, LLC, a Kentucky limited liability company, and certain current and former employees and management of ARM own in the aggregate approximately 9% of the voting stock of ARM.

No person has the direct or indirect power to control Morgan Stanley except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. Morgan Stanley is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 31% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley and its predecessor.


Beginning in 1994, ARM provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by Integrity for management services in 1995 and 1996, including services applicable to the Registrant, were $7,462,365 and $13,823,048, respectively.

Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.


Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investors Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A"
(Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity does not guarantee the investment performance of the portfolios, and these ratings do not reflect protection against investment risk.


Under prior management, Integrity was subject to a consent order in the State of Florida under which it was precluded from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity came to be fully in compliance with the investment limitations of the State of Florida and a request for full relief from the consent order was granted by the Florida Department of Insurance on November 4, 1994.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.


We generally pay a maximum distribution allowance of 7.5% of initial contribution and 7% of additional contributions, plus .50% trail commission paid on Account Value after the 8th Contract Year. The amount of distribution allowances paid was $7,813,058,058, $6,110,040, and $5,858,050 for the years ended December 31, 1996, 1995, and 1994, respectively. No distribution allowances were retained by ARM Securities during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the contracts.


PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Total Returns

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period. Any such total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those currently applicable under the contract. Total returns may be shown simultaneously that do not take into account deduction of the annual administrative charge.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T)/n/ = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

Cumulative total returns are unaveraged and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

Yields

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage.

Current yield and effective yield are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical change reflecting deductions from contract values during the period (the base period), and stated as a percentage of the investment at the start of the base period (the base period return). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least to the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = {(Base Period Return) + 1)/365/7/} -1

The table below provides average annual total returns for each Option for the One and Three Year Periods Ended December 31, 1996 and from inception through December 31, 1996. The performance information is based on the historical investment experience of the Options and does not indicate or represent future experience.

Average Annual Total Returns for One and Three Year Periods Ended 12/31/96 and Since Inception*

                     Period Since   One Year   Three Year
Option                Inception      Period     Period
------                ---------      ------     ------
VIP Equity-Income        16.19%       12.73%      16.64%

VIP II Asset Manager      9.83%       13.04%       6.51%

VIP Growth               15.07%       13.14%      14.22%

VIP Overseas              7.81%       11.67%       6.64%

VIP II Investment Grade
Bond                      6.13%        1.78%       3.80%

VIP II Index 500         15.21%       21.15%      17.79%

VIP High Income          10.83%       12.48%       9.13%

VIP II Asset Manager:
Growth                   20.47%       18.30%        n/a

VIP II Contrafund        28.77%       19.66%        n/a

VIP III Balanced           n/a          n/a         n/a

VIP III Growth & Income    n/a          n/a         n/a

VIP III Growth
Opportunities              n/a          n/a         n/a

*The inception date for each Option is set forth in the table below.

The table below provides cumulative total returns for each Option from inception through December 31, 1996, and for the One and Three Year Periods Ended December 31, 1996. The performance information is based on the historical investment experience of the Options and does not indicate or represent future experience.

Cumulative Total Returns for Period Since Inception to 12/31/96, and for the One and Three Year Periods Ended 12/31/96

                      Period Since      One         Three     Inception
Option                  Inception       Year         Year       Date*
------                  ---------       ----         ----       -----
VIP Equity-Income        122.58%       12.73%       58.68%     09/03/91

VIP II Asset Manager      64.84%       13.04%       20.83%     09/03/91

VIP Growth               111.35%       13.14%       49.02%     09/03/91

VIP Overseas              49.30%       11.67%       21.26%     09/03/91

VIP II Investment
Grade Bond                37.33%        1.78%       11.85%     09/03/91

VIP II Index 500          71.99%       21.15%       63.44%     03/04/93

VIP High Income           48.82%       12.48%       29.98%     02/19/93

VIP II Asset Manager:
Growth                    42.35%       18.30%         n/a      02/08/95

VIP II Contrafund         61.50%       19.66%         n/a      02/08/95

VIP III Balanced            n/a          n/a          n/a      12/31/96

VIP III Growth & Income     n/a          n/a          n/a      12/31/96

VIP III Growth
Opportunities               n/a          n/a          n/a      12/31/96

*Inception Dates reflect date of first trade.

Performance Comparisons

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (Lipper) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Consumer's Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Global Investor, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the Lehman Government Index) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the Lehman Government/ Corporate Index) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the Lehman Government/Corporate Intermediate Index) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the Value Line Investment Survey.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Stocks, Bonds, Bills and Inflation, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by Integrity or any of the Sub-Advisers derived from such indices or averages.

Individualized Computer Generated Illustrations

Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.


PART 4 - DETERMINATION OF ANNUITY UNIT VALUES

The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% and 3.5% a year, respectively. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

 * .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or

 * .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same. Each of the first three monthly payments will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where the Company's current annuity rates are used, contributions in the current and five prior participation years will qualify for the Company's current individual annuity rates applicable to funds derived from sources outside the Company. The balance of the proceeds will qualify for the Company's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day together with any non-business day or consecutive non-business day immediately preceding such business day will constitute a valuation period.

Illustration of Changes in Annuity Unit Values. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.

For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments commence. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date the Company receives a written request for lump sum payment of remaining values. Assets held in the Account at least equal to all statutory reserves required for such Separate Account.

PART 5 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of the Separate Account as of December 31, 1996, and for the periods indicated in the financial statements and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 1996 and 1995 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

                             Financial Statements

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                               December 31, 1996
                      With Report of Independent Auditors

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                             Financial Statements


                               December 31, 1996


                                   Contents



Report of Independent Auditors................................................1

Audited Financial Statements

Statement of Assets and Liabilities...........................................2
Statement of Operations.......................................................4
Statements of Changes in Net Assets...........................................6
Notes to Financial Statements................................................10

                        Report of Independent Auditors

Contract Holders
Separate Account I of Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account I of Integrity Life Insurance Company (comprising, respectively, the Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth, and Contrafund Divisions) as of December 31, 1996, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned in Variable Insurance Products Fund and Variable Insurance Products Fund II (Fidelity VIP Funds) as of December 31, 1996, by correspondence with the transfer agent of the Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Integrity Life Insurance Company Separate Account I at December 31, 1996, and the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                        /s/ Ernst & Young LLP



Louisville, Kentucky
April 18, 1997

            Separate Account I of Integrity Life Insurance Company

                      Statement of Assets and Liabilities

                               December 31, 1996

                                                      Money                           Equity-
                                                     Market       High Income         Income        Growth         Overseas
                                                    Division       Division          Division      Division        Division
                                                  -----------------------------------------------------------------------------
Assets
Investments in Fidelity VIP Funds at value
 (cost of $364,279,014 in the aggregate)            $27,668,954     $24,732,893     $82,088,400   $78,547,595     $32,238,102

Liabilities
Payable to (receivable from) the general
 account of Integrity                                    14,686           5,226           8,540        (6,384)            609
                                                    --------------------------------------------------------------------------

Net assets                                          $27,654,268     $42,727,667     $82,079,860   $78,553,979     $32,237,493
                                                    ===========================================================================

Unit value                                          $     15.03     $     14.88     $     27.57   $     33.98     $     17.98
                                                    ===========================================================================

Units outstanding                                     1,839,938       2,871,483       2,977,144     2,311,771       1,792,964
                                                    ===========================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                               December 31, 1996

                                                                                             Asset
                                                 Investment      Asset                      Manager:
                                                 Grade Bond     Manager       Index 500     Growth       Contrafund
                                                  Division      Division      Division     Division       Division         Total
                                               -------------------------------------------------------------------------------------
Assets
Investments in Fidelity VIP Funds at value
 (cost of $364,279,014 in the aggregate)         $14,955,631   $58,647,566   $20,774,010  $ 6,832,743   $38,479,268     $402,965,162

Liabilities
Payable to (receivable from) the general
 account of Integrity                                 (1,915)        2,154        (1,560)       2,912           472           24,740
                                                 -----------------------------------------------------------------------------------

Net assets                                       $14,957,546   $58,645,412   $20,775,570  $ 6,829,831   $38,478,796     $402,940,422
                                                 ===================================================================================

Unit value                                       $     18.53   $     21.65   $     17.20  $     14.23   $     16.15
                                                 ===================================================================

Units outstanding                                    807,207     2,708,795     1,207,882      479,960     2,382,588
                                                 ===================================================================

See accompanying notes.

                                      Separate Account I of Integrity Life Insurance Company

                                                      Statement of Operations

                                                   Year Ended December 31, 1996




                                                            Money                         Equity-
                                                            Market       High Income       Income         Growth         Overseas
                                                           Division       Division        Division       Division        Division
                                                         --------------------------------------------------------------------------
Investment income
  Reinvested dividends from Fidelity VIP Funds           $2,077,792       $2,788,700    $ 2,695,924    $ 3,656,936      $  569,919

Expenses
  Mortality and expense risk and
   administrative charges                                   543,822          454,923        967,411        861,617         378,399
                                                         --------------------------------------------------------------------------
Net investment income (loss)                              1,533,970        2,333,777      1,728,513      2,795,319         191,520

Realized and unrealized gain (loss)
 on investments
  Net realized gain on sales
   of investments                                                 -        1,751,094      2,121,848      6,441,843         648,251
  Net unrealized appreciation (depreciation)
   of investments:
    Beginning of period                                      (1,163)       1,820,824      8,678,431      7,671,018       1,015,935
    End of period                                                17        1,712,483     13,214,606      5,155,205       3,176,319
                                                         --------------------------------------------------------------------------
  Change in net unrealized appreciation/
   depreciation during the period                             1,180         (108,341)     4,536,175     (2,515,813)      2,160,384
                                                         --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment         1,180        1,642,753      6,658,023      3,926,030       2,808,635
                                                         --------------------------------------------------------------------------
Net increase in net assets resulting from operations     $1,535,150       $3,976,530    $ 8,386,536    $ 6,721,349      $3,000,155
                                                         ==========================================================================


See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                         Year Ended December 31, 1996

                                                          Investment                             Asset
                                                             Grade       Asset                  Manager:
                                                             Bond       Manager    Index 500     Growth     Contrafund
                                                           Division    Division     Division    Division     Division       Total
                                                          --------------------------------------------------------------------------
Investment income
  Reinvested dividends from Fidelity VIP Funds            $ 580,069   $3,679,957   $  321,571   $341,274    $  148,076   $16,860,218

Expenses
  Mortality and expense risk and
    administrative charges                                  171,455      784,805      180,553     58,740       358,537     4,760,262
                                                          --------------------------------------------------------------------------
Net investment income (loss)                                408,614    2,895,152      141,018    282,534      (210,461)   12,099,956

Realized and unrealized gain (loss)
  on investments
    Net realized gain on sales
      of investments                                        240,589      586,105      895,378     83,953     1,902,313    14,671,374
    Net unrealized appreciation (depreciation)
      of investments:
         Beginning of period                                889,374    4,628,621      966,863      7,420       726,334    26,403,657
         End of period                                      508,186    8,077,051    2,528,584    365,540     3,948,157    38,686,148
                                                          --------------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                       (381,188)   3,448,430    1,561,721    358,120     3,221,823    12,282,491
                                                          --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments     (140,599)   4,034,535    2,457,099    442,073     5,124,136    26,953,865
                                                          --------------------------------------------------------------------------
Net increase in net assets resulting from operations      $ 268,015   $6,929,687   $2,598,117   $724,607    $4,913,675   $39,053,821
                                                          ==========================================================================



See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1996

                                                                                      Equity-
                                                        Money Market   High Income     Income        Growth       Overseas
                                                          Division      Division      Division      Division      Division
                                                        --------------------------------------------------------------------
Increase (decrease) in net assets from operations
    Net investment income (loss)                        $  1,533,970   $ 2,333,777   $ 1,728,513   $ 2,795,319   $   191,520
    Net realized gain on sales of investments                      -     1,751,094     2,121,848     6,441,843       648,251
    Change in net unrealized appreciation/
      depreciation during the period                           1,180      (108,341)    4,536,175    (2,515,813)    2,160,384
                                                        --------------------------------------------------------------------
Net increase in net assets resulting from operations       1,535,150     3,976,530     8,386,536     6,721,349     3,000,155

Increase (decrease) in net assets from contract
  related transactions
    Contributions from contract holders                   34,330,875     5,779,865    22,514,540    14,358,955     6,261,045
    Contract terminations and benefits                    (6,208,045)   (1,524,016)   (4,704,707)   (3,893,678)   (1,526,278)
    Net transfers among investment options               (28,366,403)    4,880,594       484,110    11,341,667     3,436,687
                                                        --------------------------------------------------------------------
Net increase (decrease) in net assets derived from
  contract related transactions                             (243,573)    9,136,443    18,293,943    21,806,944     8,171,454
                                                        --------------------------------------------------------------------
Increase in net assets                                     1,291,577    13,112,973    26,680,479    28,528,293    11,171,609

Net assets, beginning of year                             26,362,691    29,614,694    55,399,381    50,025,686    21,065,884
                                                        --------------------------------------------------------------------

Net assets, end of year                                 $ 27,654,268   $42,727,667   $82,079,860   $78,553,979   $32,237,493
                                                        ====================================================================
Unit transactions
    Contributions                                          2,336,691       407,773       878,376       442,061       363,533
    Terminations and benefits                               (431,061)     (118,461)     (182,775)     (140,423)      (89,813)
    Net transfers                                         (1,888,838)      343,721        16,646       344,276       210,804
                                                        --------------------------------------------------------------------
Net increase (decrease) in units                              16,792       633,033       712,247       645,914       484,524
                                                        ====================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                         Year Ended December 31, 1996

                                                                                              Asset
                                                  Investment      Asset                      Manager:
                                                  Grade Bond     Manager       Index 500      Growth     Contrafund
                                                   Division      Division      Division      Division     Division        Total
                                                  ---------------------------------------------------------------------------------
Increase (decrease) in net assets from
  operations
    Net investment income (loss)                  $   408,614   $ 2,895,152   $   141,018   $  282,534   $  (210,461)  $ 12,099,956
    Net realized gain on sales of investments         240,589       586,105       895,378       83,953     1,902,313     14,671,374
    Change in net unrealized appreciation/
      depreciation during the period                 (381,188)    3,448,430     1,561,721      358,120     3,221,823     12,282,491
                                                  ---------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                          268,015     6,929,687     2,598,117      724,607     4,913,675     39,053,821

Increase (decrease) in net assets from
  contract related transactions
    Contributions from contract holders             3,378,025     6,136,455     7,410,209    2,833,347    11,316,760    114,320,076
    Contract terminations and benefits               (838,675)   (5,296,646)     (418,288)    (248,404)   (1,179,766)   (25,838,503)
    Net transfers among investment options            738,417    (6,065,460)    4,442,889    1,413,371     8,997,882      1,303,754
                                                  ---------------------------------------------------------------------------------
Net increase (decrease) in net assets derived
  from contract related transactions                3,277,767    (5,225,651)   11,434,810    3,998,314    19,134,876     89,785,327
                                                  ---------------------------------------------------------------------------------
Increase in net assets                              3,545,782     1,704,036    14,032,927    4,722,921    24,048,551    128,839,148

Net assets, beginning of year                      11,411,764    56,941,376     6,742,643    2,106,910    14,430,245    274,101,274
                                                  ---------------------------------------------------------------------------------

Net assets, end of year                           $14,957,546   $58,645,412   $20,775,570   $6,829,831   $38,478,796   $402,940,422
                                                  =================================================================================
Unit transactions
    Contributions                                     186,436       309,032       466,833      218,521       802,193
    Terminations and benefits                         (47,054)     (261,549)      (26,888)     (18,720)      (84,387)
    Net transfers                                      40,805      (312,128)      293,103      105,021       595,875
                                                  ------------------------------------------------------------------
Net increase (decrease) in units                      180,187      (264,645)      733,048      304,822     1,313,681
                                                  ==================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1995

                                                           Money           High        Equity-
                                                           Market         Income        Income        Growth       Overseas
                                                          Division       Division      Division      Division      Division
                                                        --------------------------------------------------------------------
Increase (decrease) in net assets from operations
    Net investment income (loss)                        $    906,411   $   602,161   $ 1,588,847   $  (357,201)  $  (111,143)
    Net realized gain (loss) on sales of investment                0       421,460       398,434     1,747,660        74,370
    Change in net unrealized appreciation/
      depreciation during the period                          (1,390)    1,857,004     8,371,137     7,520,931     1,404,411
                                                        --------------------------------------------------------------------
Net increase in net assets resulting from operations         905,021     2,880,625    10,358,418     8,911,390     1,367,638

Increase (decrease) in net assets from contract
  related transactions
    Contributions from contract holders                   20,334,306    11,774,062    15,978,463    14,692,149     5,584,300
    Contract terminations and benefits                    (3,262,823)     (651,621)   (2,258,085)   (2,305,745)   (1,398,897)
    Net transfers among investment options               (10,489,510)    4,609,207     9,173,422     6,493,844    (3,417,808)
                                                        --------------------------------------------------------------------
Net increase (decrease) in net assets derived
  from contract related transactions                       6,581,973    15,731,648    22,893,800    18,880,248       767,595
                                                        --------------------------------------------------------------------
Increase (decrease) in net assets                          7,486,994    18,612,273    33,252,218    27,791,638     2,135,233

Net assets, beginning of year                             18,875,697    11,002,421    22,147,163    22,234,048    18,930,651
                                                        --------------------------------------------------------------------

Net assets, end of year                                 $ 26,362,691   $29,614,694   $55,399,381   $50,025,686   $21,065,884
                                                        ====================================================================
Unit transactions
    Contributions                                          1,439,814       920,318       733,711       553,520       364,819
    Terminations and benefits                               (239,468)      (50,330)     (109,024)      (84,599)      (92,992)
    Net transfers                                           (740,572)      379,055       433,527       208,262      (235,605)
                                                        --------------------------------------------------------------------
Net increase (decrease) in units                             459,774     1,249,043     1,058,214       677,183        36,222
                                                        ====================================================================

See accompanying notes.

            Separate Account I of Integrity Life Insurance Company

                         Year Ended December 31, 1995

                                                                                                Asset
                                                        Investment      Asset                  Manager:
                                                        Grade Bond     Manager    Index 500     Growth    Contrafund
                                                         Division     Division     Division    Division*   Division*      Total
                                                       ----------------------------------------------------------------------------
Increase (decrease) in net assets from operations
    Net investment income (loss)                       $   126,177  $    452,675  $   (6,023) $   73,421  $   101,348  $  3,376,673
    Net realized gain (loss) on sales of investments       (41,212)      773,658     135,255      20,837      306,555     3,837,017
    Change in net unrealized appreciation/
      depreciation during the period                     1,231,959     6,870,698     948,687       7,420      726,334    28,937,191
                                                       ----------------------------------------------------------------------------
Net increase in net assets resulting from operations     1,316,924     8,097,031   1,077,919     101,678    1,134,237    36,150,881

Increase (decrease) in net assets from contract
  related transactions
    Contributions from contract holders                  2,732,767     7,813,632   2,590,878   1,618,000    9,189,750    92,308,307
    Contract terminations and benefits                    (598,195)   (4,780,955)   (211,930)     (7,244)     (78,792)  (15,554,287)
    Net transfers among investment options                 814,239   (12,437,415)    997,890     394,476    4,185,050       323,395
                                                       ----------------------------------------------------------------------------
Net increase (decrease) in net assets derived
  from contract related transactions                     2,948,811    (9,404,738)  3,376,838   2,005,232   13,296,008  $ 77,077,415
                                                       ----------------------------------------------------------------------------
Increase (decrease) in net assets                        4,265,735    (1,307,707)  4,454,757   2,106,910   14,430,245   113,228,296

Net assets, beginning of year                            7,146,029    58,249,083   2,287,886           0            0   160,872,978
                                                       ----------------------------------------------------------------------------
Net assets, end of year                                $11,411,764  $ 56,941,376  $6,742,643  $2,106,910  $14,430,245  $274,101,274
                                                       ============================================================================
Unit transactions
    Contributions                                          159,543       453,078     200,180     141,402      734,758
    Terminations and benefits                              (35,875)     (283,950)    (18,438)       (616)      (9,811)
    Net transfers                                           48,994      (704,833)     74,973      34,352      343,960
                                                       --------------------------------------------------------------
Net increase (decrease) in units                           172,662      (535,705)    256,715     175,138    1,068,907
                                                       ==============================================================

*For the period February 6, 1995 (commencement of operations) to December 31,
 1995.

See accompanying notes.

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                         Notes to Financial Statements

                               December 31, 1996

1. Organization and Significant Accounting Policies

Organization and Nature of Operations

Integrity Life Insurance Company ("Integrity") established Separate Account I (the "Separate Account") on May 19, 1986, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of Integrity.

Integrity is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets.

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or, for certain contract holders, to a guaranteed interest division provided by Integrity, or both. Certain contract holders may also allocate or transfer a portion or all of their account values to one or more fixed guaranteed rate options of Integrity's Separate Account GRO. Certain contract holders may also allocate new contributions to a Systematic Transfer Option ("STO") which accumulates interest at a fixed rate. All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within one year of the contribution.

The Separate Account investment divisions are invested in shares of corresponding investment portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II (collectively the "Fidelity VIP Funds"). The Fidelity VIP Funds are "series" type mutual funds managed by Fidelity Management and Research Company ("Fidelity Management"). The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has ten investment divisions available. The Separate Account introduced three new investment divisions to contract holders on December 31, 1996 which include the Balanced Portfolio, the Growth and Income Portfolio, and the Growth Opportunities Portfolio from the Fidelity VIP Funds. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

investment objectives of the operative portfolios of the Fidelity VIP Funds at December 31, 1996 for this Separate Account.

  Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

  High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower rated, fixed income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities.

  Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing common or preferred stock and the remainder in debt securities.

  Growth Portfolio seeks to achieve capital appreciation, normally by purchase of common stocks, although investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

  Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests 65% of its assets in securities from at least three countries outside North America.

  Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. It will maintain a dollar-weighted average portfolio maturity of ten years or less. For 80% of its assets, the portfolio purchases only securities rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated securities judged by Fidelity Management to be of equivalent quality.

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

  Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments. The expected "neutral" mix of assets, which will occur when the investment adviser concludes there is minimal relative difference in value between the three asset classes, is 50% in equities, 40% in intermediate to long-term bonds and 10% in short-term fixed income instruments. The portfolio's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile.

  Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

  Asset Manager: Growth Portfolio is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds, and short-term instruments. The fund has a neutral mix which represents the general allocation of the fund's investments over the long term. The approximate neutral mix for stocks, bonds and short-term instruments is 70%, 25% and 5%, respectively.

  Contrafund Portfolio is a growth fund which seeks to increase the value of the investment over the long-term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of Integrity.

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

Investments

Investments in shares of the Fidelity VIP Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of instruments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of shares of the Fidelity VIP Funds are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Fidelity VIP Fund portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

Unit Value

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

Taxes

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter

                              Separate Account I
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Investments

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1996 and the cost of shares held at December 31, 1996 for each division were as follows:


       Division               Purchases         Sales            Cost
------------------------------------------------------------------------

Money Market                $107,208,446    $105,909,966    $ 27,668,937
High Income                   51,321,014      39,847,156      41,020,410
Equity-Income                 30,450,353      10,460,425      68,873,794
Growth                        48,195,522      23,635,224      73,392,390
Overseas                      17,273,367       8,855,696      29,061,783
Investment Grade Bond          7,574,318       3,892,069      14,447,445
Asset Manager                  9,362,435      11,733,066      50,570,515
Index 500                     14,321,355       2,745,294      18,245,426
Asset Manager: Growth          5,170,383         887,677       6,467,203
Contrafund                    30,676,620      11,748,693      34,531,111

3. Expenses

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

                             Financial Statements
                               (Statutory Basis)

                       Integrity Life Insurance Company

                    Years Ended December 31, 1996 and 1995
                      with Report of Independent Auditors

                       Integrity Life Insurance Company

                             Financial Statements
                               (Statutory Basis)


                    Years Ended December 31, 1996 and 1995



                                   Contents


Report of Independent Auditors............................................  1

Audited Financial Statements

Balance Sheets (Statutory Basis)..........................................  3
Statements of Operations (Statutory Basis)................................  5
Statements of Changes in Capital and Surplus (Statutory Basis)............  6
Statements of Cash Flows (Statutory Basis)................................  7
Notes to Financial Statements (Statutory Basis)...........................  9

                        Report of Independent Auditors




Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 1996 and 1995, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Integrity Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

                                       /s/ Ernst & Young LLP


Louisville, Kentucky
February 12, 1997

                       Integrity Life Insurance Company

                       Balance Sheets (Statutory Basis)

                                             December 31,
                                          1996          1995
                                       ------------------------
                                            (In Thousands)
Admitted assets
Cash and invested assets:
  Bonds                                $2,482,392    $1,755,236
  Preferred stocks                         42,234         7,604
  Subsidiary                               48,272        39,139
  Mortgage loans                           32,946        38,612
  Real estate                                 497           512
  Policy loans                             98,212        94,642
  Cash and short-term investments          87,009        54,476
  Other invested assets                     6,310        13,754
                                       ------------------------
Total cash and invested assets          2,797,872     2,003,975

Separate accounts assets                  764,060       544,664
Accrued investment income                  29,182        27,806
Receivable for investments sold                 -         6,636
Reinsurance balances receivable             1,702         6,795
Other admitted assets                       1,400         2,892



                                       ------------------------
Total admitted assets                  $3,594,216    $2,592,768
                                       ========================

                                                             December 31,
                                                          1996          1995
                                                       ------------------------
                                                            (In Thousands)

Liabilities and capital and surplus
Liabilities:
  Policy and contract liabilities:
    Life and annuity reserves                          $2,614,118    $1,858,672
    Unpaid claims                                             232         2,121
    Deposits on policies to be issued                         348           702
                                                       ------------------------
  Total policy and contract liabilities                 2,614,698     1,861,495

  Separate accounts liabilities                           759,170       543,081
  Accounts payable and accrued expenses                     3,187         3,659
  Transfers to separate accounts due or accrued, net      (37,533)      (30,146)
  Reinsurance balances payable                             13,473         2,472
  Federal income taxes                                          -         2,986
  Asset valuation reserve                                  13,805        12,410
  Interest maintenance reserve                             38,594        35,217
  Other liabilities                                        24,988        15,567
                                                       ------------------------
Total liabilities                                       3,430,382     2,446,741

Capital and surplus:
  Common stock, $2 par value, 1,500,000 shares
    authorized, issued and outstanding                      3,000         3,000
  Paid-in surplus                                          87,535        87,535
  Unassigned surplus                                       73,299        55,492
                                                       ------------------------
Total capital and surplus                                 163,834       146,027
                                                       ------------------------
Total liabilities and capital and surplus              $3,594,216    $2,592,768
                                                       ========================


See accompanying notes.

                       Integrity Life Insurance Company

                  Statements of Operations (Statutory Basis)

                                                             Year Ended December 31,
                                                                1996         1995
                                                             -----------------------
                                                                  (In Thousands)
Premiums and other revenues:
  Premiums and annuity considerations                         $  7,803    $  14,010
  Deposit-type funds                                           737,791      232,682
  Net investment income                                        171,811      152,365
  Amortization of the interest maintenance reserve               3,090        2,947
  Net gain from operations from Separate Accounts Statement        347          297
  Other revenues                                                13,085       11,654
                                                              ---------------------
Total premiums and other revenues                              933,927      413,955

Benefits paid or provided:
  Death benefits                                                20,012       24,688
  Annuity benefits                                              61,242       39,092
  Surrender benefits                                           248,282      322,569
  Interest on funds left on deposit                             25,204        1,059
  Payments on supplementary contracts                           10,261        9,423
  Increase (decrease) in insurance and annuity reserves        372,699     (125,970)
                                                              ---------------------
Total benefits paid or provided                                737,700      270,861

Insurance and other expenses:
  Commissions                                                   20,270       16,215
  General expenses                                               8,955       11,927
  Taxes, licenses and fees                                         549          794
  Net transfers to separate accounts                           137,570       92,817
  Other expenses                                                 1,085        1,184
                                                              ---------------------
Total insurance and other expenses                             168,429      122,937
                                                              ---------------------
Gain from operations before federal income taxes and
 net realized capital losses                                    27,798       20,157

Federal income tax expense (benefit)                            (3,259)       1,370
                                                              ---------------------
Gain from operations before net realized capital losses         31,057       18,787

Net realized capital losses, less capital gains tax
 expense (1996-$5,738; 1995-$1,543) and excluding net
 gains transferred to the interest maintenance reserve
 (1996-$6,467; 1995-$8,061)                                     (5,015)        (918)
                                                              ---------------------
Net income                                                    $ 26,042      $17,869
                                                              =====================

See accompanying notes.

                       Integrity Life Insurance Company

        Statements of Changes in Capital and Surplus (Statutory Basis)

                    Years Ended December 31, 1996 and 1995

                                                                                                Total
                                                 Common       Paid-In        Unassigned      Capital and
                                                 Stock        Surplus          Surplus         Surplus
                                                 ------------------------------------------------------
                                                                    (In Thousands)
Balances, January 1, 1995                       $3,000       $82,941           $57,600         $143,541
Net income                                                                      17,869           17,869
Net change in unrealized gain
  of subsidiary                                                                  5,174            5,174
Decrease in nonadmitted assets                                                     125              125
Decrease from change in valuation basis                                         (8,593)          (8,593)
Increase in asset valuation reserve                                             (3,884)          (3,884)
Capital contributions                                         19,850                             19,850
Mark to market adjustment for SBM Life                       (15,256)                           (15,256)
Dividends to shareholder                                                       (12,800)         (12,800)
Change in surplus in separate accounts                                          (1,113)          (1,113)
Transfer from separate accounts                                                  1,114            1,114
                                                 ------------------------------------------------------
Balances, December 31, 1995                      3,000        87,535            55,492          146,027

Net income                                                                      26,042           26,042
Net change in unrealized gain of subsidiary                                      9,133            9,133
Decrease in nonadmitted assets                                                      27               27
Increase in asset valuation reserve                                             (1,395)          (1,395)
Dividends to shareholder                                                       (16,000)         (16,000)
Other changes in surplus in separate accounts                                    2,960            2,960
Transfer to separate accounts, net                                              (2,960)          (2,960)
                                                 ------------------------------------------------------
Balances, December 31, 1996                     $3,000       $87,535           $73,299         $163,834
                                                 ======================================================

See accompanying notes.

                       Integrity Life Insurance Company

                  Statements of Cash Flows (Statutory Basis)


                                                         Year Ended December 31,
                                                            1996         1995
                                                         -----------------------
                                                              (In Thousands)

Operations:
  Premiums, policy proceeds, and other
    considerations received                             $  745,594   $  246,692
  Net investment income received                           171,376      153,357
  Commission and expense allowances received
    on reinsurance ceded                                     1,905        2,111
  Benefits paid                                           (341,767)    (395,810)
  Insurance expenses paid                                  (30,246)     (30,624)
  Other income received net of other expenses paid          10,100        8,914
  Net transfers to separate accounts                      (144,958)     (99,721)
  Federal income taxes paid                                 (3,702)           -
                                                         -----------------------
Net cash provided by (used in) operations                  408,302     (115,081)

Investment activities:
Proceeds from sales, maturities, or repayments
  of investments:
    Bonds                                                1,604,304    1,075,864
    Preferred stocks                                        57,895        7,604
    Common stocks                                                -        3,300
    Mortgage loans                                           5,668       50,528
    Real estate                                                  -          638
    Other invested assets                                    7,233        3,360
    Net gains on cash and short-term investments                 9            -
    Miscellaneous proceeds                                     211            -
                                                         -----------------------
Total investment proceeds                                1,675,320    1,141,294
Taxes paid on capital gains                                 (2,312)           -
                                                         -----------------------
Net proceeds from sales, maturities, or repayments
  of investments                                         1,673,008    1,141,294


                       Integrity Life Insurance Company


                                                      Year Ended December 31,
                                                          1996          1995
                                                    ---------------------------
                                                          (In Thousands)

Cost of investments acquired:
  Bonds                                                 1,960,794     1,036,258
  Preferred and common stocks                              92,077        13,340
  Other invested assets                                         -        10,472
                                                    ---------------------------
Total cost of investments acquired                      2,052,871     1,060,070
Net increase in policy loans and premium notes              3,569         4,071
                                                    ---------------------------
Net cash provided by (used in) investment activities     (383,432)       77,153

Financing and miscellaneous activities:
Other cash provided:
  Capital and surplus paid-in                                   -        19,850
  Other sources                                            40,403        16,930
                                                    ---------------------------
Total other cash provided                                  40,403        36,780

Other cash applied:
  Dividends to shareholders                                16,000        12,800
  Other applications, net                                  16,740        12,132
                                                    ---------------------------
Total other cash applied                                   32,740        24,932
                                                    ---------------------------
Net cash provided by financing and
  miscellaneous activities                                  7,663        11,848
                                                    ---------------------------

Net increase (decrease) in cash and short-term
  investments                                              32,533       (26,080)

Cash and short-term investments at beginning of year       54,476        80,556
                                                    ---------------------------
Cash and short-term investments at end of year         $   87,009    $   54,476
                                                    ===========================

See accompanying notes.

                       Integrity Life Insurance Company

               Notes to Financial Statements (Statutory Basis)

                              December 31, 1996


1. Organization and Accounting Policies

Organization

Integrity Life Insurance Company ("Integrity" or the "Company") is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM acquired the Company and its wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), on November 26, 1993 from The National Mutual Life Association of Australasia Limited ("National Mutual"). The Company is domiciled in the state of Ohio. The Company, currently licensed in 45 states and the District of Columbia, and National Integrity provide retail and institutional products throughout the United States to the long-term savings and retirement marketplace.

On June 14, 1995, ARM completed the acquisition of substantially all of the assets and business operations of SBM Company (the "Acquisition"), including all of the issued and outstanding capital stock of SBM Company's subsidiaries, State Bond and Mortgage Life Insurance Company ("SBM Life") and SBM Financial Services, Inc. (which subsequently changed its name to ARM Securities Corporation). By virtue of the Acquisition, ARM acquired control of SBM Certificate Company, a wholly owned subsidiary of SBM Life. Concurrent with the Acquisition, ARM acquired all outstanding shares of the authorized capital stock of SBM Certificate Company from SBM Life for a purchase price of $3.3 million. The designated effective date of the Acquisition was May 31, 1995.

The aggregate purchase price for the Acquisition was $38.8 million. ARM financed the Acquisition by issuing a total of 9,770 shares of ARM's Class A common stock to certain private equity funds managed by a subsidiary of Morgan Stanley Group Inc. and certain private investors for an aggregate sale price of $63.5 million. ARM used proceeds from issuance of the new common equity in excess of the adjusted purchase price for the Acquisition to (i) make a $19.9 million capital contribution to SBM Life, (ii) acquire SBM Certificate Company from SBM Life for $3.3 million, and (iii) provide for fees and expenses related to the Acquisition.

In connection with the Acquisition, on May 31, 1995, SBM Life was permitted to record a direct charge to paid-in surplus of $15.3 million from marking-to-market its entire bond portfolio. ARM's $19.9 million capital contribution to SBM Life was primarily intended

                       Integrity Life Insurance Company

               Notes to Financial Statements (Statutory Basis)

                              December 31, 1996


1. Organization and Accounting Policies (continued)

to replace surplus depleted by the $15.3 million charge. Following the Acquisition, ARM restructured SBM Life's investment portfolio to reduce SBM Life's concentration of investments in collateralized mortgage obligations.

On December 31, 1995, SBM Life was merged with and into the Company. In accordance with the National Association of Insurance Commissioners' (the "NAIC") Annual Statement Instructions, the 1996 and 1995 Annual Statements were prepared as if the merger had occurred on January 1, 1994. The capital stock and paid-in surplus reported at December 31, 1995 represent balances for the Company (adjusted for the aforementioned charge to paid-in surplus and offsetting capital contribution). All remaining SBM Life capital and surplus at that date was included as unassigned surplus.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

  Investments

  Investments in bonds and preferred stocks are reported at amortized cost or market value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated market values used for GAAP.

                       Integrity Life Insurance Company

1.  Organization and Accounting Policies (continued)

    Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

    Subsidiary

    The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

    Policy Acquisition Costs

    Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of future gross profits over the estimated term of the underlying policies.

    Nonadmitted Assets

    Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

                       Integrity Life Insurance Company

1.  Organization and Accounting Policies (continued)

    Premiums

    Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

    Benefit Reserves

    Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    Federal Income Taxes

    Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:



                                                                                              December 31,
                                                                                          1996            1995
                                                                                        -------------------------
                                                                                             (In Thousands)
Net income as reported in the accompanying statutory
  basis financial statements                                                            $  26,042       $  17,869

Deferred policy acquisition costs, net of amortization                                     11,036          16,651
Adjustments to customer deposits                                                           (1,883)         (5,994)
Adjustments to invested asset carrying values at acquisition date                            (412)           (769)
Amortization of value of insurance in force                                                (5,850)         (7,104)
Amortization of interest maintenance reserve                                               (3,090)         (3,906)
Adjustments for realized investment gains                                                   3,373           5,313
Adjustments for federal income tax expense                                                 (6,516)         (4,719)
Investment in subsidiary                                                                    9,498           4,833
Adjustment for SBM Life operating results prior to the Acquisition (see Note 1)                 -           4,604
Other                                                                                      (2,108)          1,274
                                                                                        -------------------------
Net income, GAAP basis                                                                  $  30,090       $  28,052
                                                                                        =========================

                                                                                              December 31,
                                                                                          1996            1995
                                                                                        -------------------------
                                                                                             (In Thousands)
Capital and surplus as reported in the accompanying
  statutory basis financial statements                                                  $ 163,834       $ 146,027

Adjustments to customer deposits                                                         (169,041)       (167,158)
Adjustments to invested asset carrying values at acquisition date                         (15,580)        (18,541)
Asset valuation reserve and interest maintenance reserve                                   81,246          82,941
Value of insurance in force                                                                85,352          91,202
Goodwill                                                                                    6,826           7,090
Deferred policy acquisition costs                                                          54,354          43,318
Net unrealized gains (losses) on available-for-sale securities                             (9,211)         24,127
Other                                                                                       8,238           7,127
                                                                                        -------------------------
Shareholder's equity, GAAP basis                                                        $ 206,018       $ 216,133
                                                                                        =========================

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

  Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds, anticipated prepayments are considered when determining the amortization of discount or premium.

  Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

  Preferred stocks are reported at cost.

  The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

  Short-term investments include investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method.

Benefits

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

Reinsurance

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

Separate Accounts

Separate accounts assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for variable annuity contracts. Separate accounts assets are reported at market value. Surrender charges collectible by the general account in the event of variable policy surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. The operations of the separate accounts are not included in the accompanying financial statements, except for separate accounts with guarantees. Fees charged on separate accounts policyholder deposits are included in other revenues.

Use of Estimates

The preparation of financial statements in compliance with statutory accounting practices requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Reclassifications

Certain prior year amounts have been reclassified to conform with the presentation of the 1996 financial statements. These reclassifications resulted in an immaterial increase in prior year net income and had no effect on previously reported surplus.

2. Permitted Statutory Accounting Practices

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be effective for 1999, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements. Although the recodification project is meant to be surplus neutral, there is not enough available information for the industry to assess the impact of such project.

                       Integrity Life Insurance Company

3. Investments

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:


                                                  Cost or             Gross           Gross
                                                 Amortized          Unrealized      Unrealized
                                                   Cost               Gains           Losses       Fair Value
                                                -------------------------------------------------------------
                                                                       (In Thousands)
At December 31, 1996:
  U.S. Treasury securities and obligations
    of U.S. government agencies                 $  226,928          $  778          $ 1,343        $  226,363
  States and political subdivisions                  4,045             121                -             4,166
  Foreign governments                               39,336             160              296            39,200
  Public utilities                                 120,513           1,204            1,084           120,633
  Other corporate securities                       626,219           4,111           18,657           611,673
  Asset-backed securities                          282,903               -                -           282,903
  Mortgage-backed securities                     1,182,448               -              170         1,182,278
                                                -------------------------------------------------------------
Total bonds                                     $2,482,392          $6,374          $21,550        $2,467,216
                                                =============================================================



                                                  Cost or             Gross           Gross
                                                 Amortized          Unrealized      Unrealized
                                                   Cost               Gains           Losses       Fair Value
                                                -------------------------------------------------------------
                                                                       (In Thousands)
At December 31, 1995:
  U.S. Treasury securities and obligations
    of U.S. government agencies                 $  187,867         $ 3,089          $    71        $  190,885
  States and political subdivisions                  9,193             495                -             9,688
  Foreign governments                               60,881             433              577            60,737
  Public utilities                                  76,388           3,822                2            80,208
  Other corporate securities                       577,088          15,845            8,103           584,830
  Asset-backed securities                          109,480               -                -           109,480
  Mortgage-backed securities                       734,339              52                1           734,390
                                                -------------------------------------------------------------
Total bonds                                     $1,755,236         $23,736          $ 8,754        $1,770,218
                                                =============================================================

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in

                       Integrity Life Insurance Company

3. Investments (continued)

the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1996 and 1995, the fair value of investments in bonds includes $1,853,618,000 and $646,393,000, respectively, of bonds that were valued at amortized cost.

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1996, by contractual maturity, is as follows:

                                Cost or
                               Amortized      Fair
                                 Cost         Value
                            --------------------------
                                  (In Thousands)
Years to maturity:
 One or less                   $   24,891   $   24,783
 After one through five           164,212      160,461
 After five through ten           209,202      203,861
 After ten                        618,737      612,931
Asset-backed securities           282,902      282,902
Mortgage-backed securities      1,182,448    1,182,278
                            --------------------------
Total                          $2,482,392   $2,467,216
                            ==========================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1996 and 1995 were $1,435,801,000 and $912,298,000; gross gains of $26,178,000 and $21,015,000, and gross losses of $14,430,000 and $10,561,000 were realized on those sales, respectively.

At December 31, 1996 and 1995, bonds with an admitted asset value of $7,693,000 and $24,192,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                       Integrity Life Insurance Company

3. Investments (continued)

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:

                                            Gross           Gross
                                          Unrealized     Unrealized      Fair
                               Cost         Gains          Losses        Value
                           -----------------------------------------------------
                                               (In Thousands)
At December 31, 1996:
 Subsidiary                  $17,823       $30,449        $   -         $48,272
                           =====================================================

At December 31, 1995:
 Subsidiary                  $17,823       $21,316        $   -         $39,139
                           =====================================================

The Company has made no new investments in mortgage loans during 1996. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages is 75%. Fire insurance at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings is required on all properties covered by mortgage loans. As of year-end the Company held no mortgages with interest more than one year past due. During 1996, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

In connection with the change in control of the Company during 1993, National Mutual agreed to indemnify the Company pursuant to a Guaranty Agreement dated November 26, 1993, with respect to (i) principal (up to 100%) of the Company's mortgage loans' statutory book value as of December 31, 1992 and (ii) contractual interest payments (based on the original principal amount) of all acquired commercial and agricultural mortgage loans. In support of its indemnification obligations, National Mutual has placed $23.0 million into escrow in favor of the Company and National Integrity until the mortgage loans have been repaid in full.

                       Integrity Life Insurance Company

3. Investments (continued)

Major categories of the Company's net investment income are summarized as follows:


                                                   Year Ended December 31,
                                                       1996        1995
                                                   -----------------------
                                                        (In Thousands)
Income:
     Bonds                                           $158,724    $138,791
     Preferred stocks                                   3,626         680
     Mortgage loans                                     3,703       7,140
     Real estate                                          218         118
     Policy loans                                       6,729       6,150
     Short-term investments and cash                    3,849       3,696
     Other investment income                              168         911
                                                     --------------------
Total investment income                               177,017     157,486

Investment expenses                                    (5,206)     (5,121)
                                                     --------------------
Net investment income                                $171,811    $152,365
                                                     ====================





4. Reinsurance

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The Company purchased guaranteed investment contract ("GIC") deposits totaling $358,339,000 from National Integrity as of June 30, 1996. Beginning April 1, 1996 and

                       Integrity Life Insurance Company

4. Reinsurance (continued)

through December 31, 1996, the Company assumed $507,934,000 in GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

The effect of reinsurance on premiums and amounts earned is as follows:

                                 Year Ended December 31,
                                    1996       1995
                                 -----------------------
                                     (In Thousands)
Direct premiums and amounts
 assessed against policyholders   $241,442    $248,906
Reinsurance assumed                521,067       7,497
Reinsurance ceded                  (16,915)     (9,713)
                                 ---------------------
Net premiums and amounts earned   $745,594    $246,690
                                 =====================


5. Federal Income Taxes

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations after consolidated losses and credits.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves, and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

The current year and prior year tax provisions were calculated including consolidated net operating loss carryover benefits of $14,164,000 and $14,084,000, respectively.

The Company had a net operating loss carryforward of approximately $7.0 million at December 31, 1995 expiring in the years 2005 to 2007. The filing of amended 1993 and 1994 consolidated federal returns generated additional consolidated net operating losses of $7.2 million, which were fully utilized in the current year provision.

Federal income tax regulations allowed certain special deductions for 1983 and prior years which are accumulated in a memorandum tax account designated as "policyholders' surplus". Generally, this policyholders' surplus account will become subject to tax at the

                       Integrity Life Insurance Company

5. Federal Income Taxes (continued)

then-current rates only if the accumulated balance exceeds certain maximum limitations or if certain cash distributions are deemed to be paid out of the account. At December 31, 1996, the Company's accumulated separate policyholders' surplus account balance was approximately $1,739,000, which the Company obtained as a result of the SBM Life merger at December 31, 1995. The Company has no plans to distribute amounts from the policyholders' surplus account, and no further additions to the account are allowed by the Tax Reform Act of 1984.

6. Surplus

Dividends that ARM may receive from the Company in any year without prior approval of the Ohio Insurance Director are limited by statute to the greater of
(i) 10% of the Company's statutory capital and surplus as of the preceding December 31, and (ii) the Company's statutory net income for the preceding year. The maximum dividend payments that may be made by the Company to ARM during 1997 are $26,042,000.

Under New York insurance laws, National Integrity may pay dividends to Integrity only out of its earnings and surplus, subject to at least thirty days' prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution.

The NAIC adopted Risk-Based Capital ("RBC") requirements which became effective December 31, 1993, that attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula will be used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1996 and 1995, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

                       Integrity Life Insurance Company

7. Annuity Reserves

At December 31, 1996 and 1995, the Company's annuity reserves, including separate accounts, and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                Amount       Percent
                                            ------------------------
                                            (In Thousands)
At December 31, 1996:
 Subject to discretionary withdrawal
  (with adjustment):
   With market value adjustment               $  121,549       4.0%
   At book value less current surrender
    charge of 5% or more                         263,726       8.7
   At market value                               543,906      18.1
   Total with adjustment or at market         --------------------
    value                                        929,181      30.8
 Subject to discretionary withdrawal
  (without adjustment) at book value
  with minimal or no charge or
  adjustment                                   1,520,259      50.5
 Not subject to discretionary withdrawal         561,616      18.7
                                              --------------------
 Total annuity reserves and deposit
  fund liabilities-before reinsurance          3,011,056     100.0%
                                                            ======
 Less reinsurance ceded                           44,653
                                              ----------
 Net annuity reserves and deposit fund
  liabilities                                 $2,966,403
                                              ==========

                       Integrity Life Insurance Company

7. Annuity Reserves (continued)

                                              Amount     Percent
                                            --------------------
                                            (In Thousands)
At December 31, 1995:
 Subject to discretionary withdrawal
  (with adjustment):
   With market value adjustment             $   81,678      4.0%
   At book value less current surrender
    charge of 5% or more                       371,396     18.0
   At market value                             404,273     19.5
                                            -------------------
   Total with adjustment or at market
    value                                      857,347     41.5
 Subject to discretionary withdrawal
  (without adjustment) at book value
  with minimal or no charge or adjustment      664,997     32.2
 Not subject to discretionary withdrawal       542,014     26.3
                                            -------------------
 Total annuity reserves and deposit
  fund liabilities-before reinsurance        2,064,358    100.0%
                                                          =====
 Less reinsurance ceded                         62,808
                                            ----------
 Net annuity reserves and deposit fund
  liabilities                               $2,001,550
                                            ==========

The Company's insurance and annuity reserves (net of reinsurance) increased in 1996 by 48.2%, from $2,001,550,000 at December 31, 1995 to $2,966,403,000 at
December 31, 1996. Beginning April 1, 1996 and through December 31, 1996, the Company assumed $507,934,000 in GIC deposits through a 50% coinsurance agreement and purchased $358,339,000 in GIC deposits from National Integrity as of June 30, 1996.

8. Separate Accounts

Separate accounts assets and liabilities represent funds segregated for the benefit of variable annuity, certain fixed annuity and variable life policyholders who generally bear the investment risk (mutual fund options), or for certain policyholders who are

                       Integrity Life Insurance Company

8. Separate Accounts (continued)

guaranteed a fixed rate of return (guaranteed rate options). Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1996 is as follows:

                                              Separate Accounts
                                               with Guarantees
                                           -------------------------
                                                         Nonindexed        Nonguaranteed
                                                         Guaranteed          Separate
                                           Indexed      More than 4%         Accounts         Total
                                           ----------------------------------------------------------
                                                                (In Thousands)
Premiums, deposits and other
 considerations                            $15,499         $ 57,823          $126,770        $200,092
                                           ==========================================================
Reserves for separate accounts with
 assets at fair value                      $13,776         $129,793          $571,880        $715,449
                                           ==========================================================
Reserves for separate accounts by
 withdrawal characteristics:
  Subject to discretionary withdrawal
   (with adjustment):
     With market value adjustment          $    -          $121,549          $     -         $121,549
     At book value without market value
      adjustment and with current
      surrender charge of 5% or more            -             8,244                -            8,244
     At market value                           183               -            571,880         572,063
                                           ----------------------------------------------------------
                                               183          129,793           571,880         701,856
  Not subject to discretionary
   withdrawal                               13,593               -                 -           13,593
                                           ----------------------------------------------------------
  Total separate accounts reserves         $13,776         $129,793          $571,880        $715,449
                                           ==========================================================

                       Integrity Life Insurance Company

8. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1996 and 1995 is presented below:

                                             1996        1995
                                        -----------------------
                                             (In Thousands)
Transfers as reported in the Summary of
 Operations of the Separate Accounts
 Statement:
  Transfers to separate accounts           $200,092    $129,830
  Transfers from separate accounts          (71,356)    (43,344)
                                        -----------------------
Net transfers to separate accounts          128,736      86,486

Reconciling adjustments:
 Mortality and expense charges reported
  as other revenues                           6,977       4,726
 Policy deductions reported as other
  revenues                                    1,857       1,605
                                        -----------------------
Transfers as reported in the Summary of
 Operations of the Life, Accident and
 Health Annual Statement                   $137,570    $ 92,817
                                        =======================

9. Fair Values of Financial Instruments

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate

                       Integrity Life Insurance Company

9. Fair Values of Financial Instruments (continued)

fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                                          December 31, 1996          December 31, 1995
                                     -----------------------------------------------------
                                        Carrying                   Carrying
                                         Amount     Fair Value      Amount     Fair Value
                                     -----------------------------------------------------
                                                         (In Thousands)
Assets:
 Bonds                                  $2,482,392   $2,552,022   $1,755,236   $1,797,097
 Preferred stocks                           42,234       43,550        7,604        8,623
 Mortgage loans                             32,946       32,946       38,612       38,612

Liabilities:
 Life and annuity reserves for
  investment-type contracts             $2,279,832   $2,297,739   $1,490,606   $1,571,032

 Separate accounts annuity reserves        687,292      686,518      485,951      484,406

Bonds and Preferred Stocks

Fair values for bonds and preferred stocks are based on quoted market prices, where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

Mortgage Loans

Pursuant to the terms of ARM's acquisition of the Company, payments of principal and interest on mortgage loans acquired on November 26, 1993 are guaranteed by National Mutual. Principal received in excess of statutory book value is to be returned to National Mutual. Accordingly, book value is deemed to be fair value.

                       Integrity Life Insurance Company

9. Fair Values of Financial Instruments (continued)

Life and Annuity Reserves for Investment-Type Contracts

The fair value of single premium immediate annuities is based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of the remaining annuities is primarily based on the cash surrender values of the underlying policies.

Separate Accounts Annuity Reserves

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

10. Related Party Transactions

Effective January 1, 1994, the Company entered into an Administrative Services Agreement with ARM. ARM performs certain administrative and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1996 and 1995, the Company was charged $13,823,000 and $9,691,000, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.

In connection with ARM's acquisition of the Company in 1993, ARM obtained a Term Loan Facility Agreement in the principal amount of $40.0 million. The loan amount is secured by a pledge of the shares of common stock of Integrity.

                                    PART C

                               OTHER INFORMATION
                               -----------------

Item 24.  Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements included in Part A:
     ----------------------------------------

     Part 1 - Financial Information

     Financial Statements included in Part B:
     ----------------------------------------

     Separate Account I:
     -------------------

     Report of Independent Auditors
     Statement of Assets and Liabilities as of December 31, 1996
     Statement of Operations for the Year Ended December 31, 1996
     Statements of Changes in Net Assets for the Years Ended December 31, 1996 and 1995
     Notes to Financial Statements

     Integrity Life Insurance Company:
     ---------------------------------

     Report of Independent Auditors
     Balance Sheets (Statutory Basis) as of December 31, 1996 and 1995 Statements of Operations (Statutory Basis) for the Years Ended
          December 31, 1996 and 1995
     Statements of Changes in Capital and Surplus (Statutory Basis) for the Years Ended December 31, 1996 and 1995
     Statements of Cash Flows (Statutory Basis) for the Years Ended
          December 31, 1996 and 1995
     Notes to Financial Statements

(b)  Exhibits:
     ---------
     The following exhibits are filed herewith:

     1. Resolutions of the Board of Directors of Integrity Life Insurance Company (Integrity) authorizing the establishment of Separate Account I, the Registrant. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-8903), filed on September 19, 1986.

     2.    Not applicable.

     3.(a) Form of Selling/General Agent Agreement between Integrity and broker dealers. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

     3.(b) Form of Variable Contract Principal Underwriter Agreement with ARM
           Securities Corporation. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

     4.(a) Form of trust agreement. Incorporated by reference from Registrant's
           Form N-4 registration statement (File No. 33-51268), filed on August 24, 1992.

     4.(b) Form of group variable annuity contract. Incorporated by reference from pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on November 9, 1992.

     4.(c) Form of variable annuity certificate. Incorporated by reference from Registrant's Form S-1 registration statement (File No. 33-51270), filed on August 24, 1992.

     4.(d) Forms of riders to certificate for qualified plans. Incorporated by reference from pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on November 9, 1992.

     4.(e) Form of individual variable annuity contract. Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form S-1 registration statement (File No. 33-51270), filed on November 10, 1992.

     4.(f) Form of rider for use in certain states eliminating the Guarantee
           Period Options. Incorporated by reference to Registrant's Form N-4 registration statement filed on December 31, 1992.

     4.(g) Alternate form of variable annuity contract for use in certain states. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

     5. Form of application. Incorporated by reference to Form N-4 registration statement (File No. 33-56658), filed on December 31, 1992.

     6.(a) Certificate of Incorporation of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-56654), filed on April 28, 1995.

     6.(b) By-Laws of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-56654), filed on April 28, 1995.

     7. Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

     8.(a) Participation Agreement Among Variable Insurance Products Fund,
           Fidelity Distributors Corporation ("FDC") and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

     8.(b) Participation Agreement Among Variable Insurance Products Fund II,
           FDC and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

     8.(c) Amendment No. 1 to Participation Agreements Among Variable Insurance
           Products Fund, Variable Insurance Products Fund II, FDC, and Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

     8.(d) Participation Agreement Among Variable Insurance Products Fund III,
           FDC and Integrity, dated February 1, 1997 (filed herewith).

     9.    Opinion and Consent of Kevin L. Howard (filed herewith).

    10.    Consents of Ernst & Young LLP (filed herewith).

    11.    Not applicable.

    12.    Not applicable.

    13. Schedule for computation of performance quotations. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

    14.    Not applicable.

Item 25.  Directors and Officers of the Depositor
          ---------------------------------------

         Set forth below is information regarding the directors and principal officers of Integrity, the Depositor:

Directors:
----------

Name and Principal Business Address  Position and Offices with Depositor
-----------------------------------  -----------------------------------

Mark A. Adkins                       Director and Operations Control Officer
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH  43085

Kathleen M. Bryan                    Director and Operations Officer
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH  43085

Wilda Gay Clay                       Director
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH  43085

John Franco                          Director, Co-Chairman of the Board and
Integrity Life Insurance Company     Co-Chief Executive Officer
515 West Market Street
Louisville, KY  40202

William H. Guth                      Director and Product Administration Officer
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH  43085

Mark W. Murphy                       Director
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH  43085

Martin H. Ruby                       Director, Co-Chairman of the Board and Co-
Integrity Life Insurance Company     Chief Executive Officer
515 West Market Street
Louisville, KY  40202

Emad A. Zikry                        Director and Executive Vice President-Chief
ARM Capital Advisors, Inc.           Investment Officer
200 Park Avenue, 20th Floor
New York, NY  10166

Selected Officers:  (The business address for each of the principal officers listed below is 515 West Market Street, Louisville, Kentucky 40202.)

Name and Principal Business Address  Position and Offices with Depositor
-----------------------------------  -----------------------------------

John R. Lindholm                     President

Robert H. Scott                      Executive Vice President, General Counsel
                                     and Secretary

Dennis L. Carr                       Executive Vice President and Chief Actuary

David E. Ferguson                    Executive Vice President and Chief
                                     Technology Officer

Edward L. Zeman                      Executive Vice President and Chief
                                     Financial Officer

John R. McGeeney                     Executive Vice President-Retail Business
                                     Division

Daniel R. Gattis                     Executive Vice President-Institutional
                                     Business Group

Rose M. Culbertson                   Tax Officer

Peter S. Resnik                      Treasurer

Barry G. Ward                        Controller

Item 26.  Persons Controlled by or Under Common Control with Integrity or
          ---------------------------------------------------------------
          Registrant
          ----------

          Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. Integrity owns 100% of stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM Securities), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) ARM Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency. Approximately 91% of the outstanding voting stock of ARM is owned by The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., and MSCP III 892 Investors, L.P., each of which is a Delaware limited partnership (collectively, the MSCP Funds). The MSCP Funds are private equity funds sponsored by Morgan Stanley Group Inc., a Delaware corporation that, through its subsidiaries, provides a wide range of financial services on a global basis(Morgan Stanley). The general partner of each of the MSCP Funds is a wholly owned subsidiary of Morgan Stanley. Oldarm Limited Partnership, a Kentucky limited partnership, New ARM, LLC, a Kentucky limited liability company, and certain current and former employees and management of ARM own in the aggregate approximately 9% of the voting stock of ARM.

          No person has the direct or indirect power to control Morgan Stanley except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. Morgan Stanley is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 31% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley and its predecessor.

   The following is a complete list of the subsidiaries of Morgan Stanley. All subsidiaries are wholly owned by their immediate parent company and are incorporated in Delaware, except where noted otherwise in parentheses.

MORGAN STANLEY GROUP INC.
-------------------------
Fourth Street Development Co. Incorporated
Fourth Street Ltd.
Jolter Investments Inc.
Morgan Rundle Inc.
   MR Ventures Inc.
Morgan Stanley ABS Capital Inc.
Morgan Stanley Advisory Partnership Inc.
Morgan Stanley Asset Management (CPO) Inc.
Morgan Stanley Asset Management Inc.
   Morgan Stanley Asset Management Holdings Inc.
      *Miller Anderson & Sherrerd, LLP (Pennsylvania)
Morgan Stanley Baseball, Inc.
Morgan Stanley Capital Group Inc.
Morgan Stanley Capital I Inc.
Morgan Stanley Capital Group Inc.
Morgan Stanley Capital (Jersey) Limited (Jersey, Channel Islands)
Morgan Stanley Capital Partners III, Inc.
Morgan Stanley Capital Services Inc.
Morgan Stanley Commercial Mortgage Capital, Inc.
Morgan Stanley Commodities Management, Inc.
Morgan Stanley Derivative Products Inc.
Morgan Stanley Developing Country Debt II, Inc.
Morgan Stanley Emerging Markets Inc.
Morgan Stanley Equity (C.I.) Limited (Jersey, Channel Islands)
Morgan Stanley Equity Investors Inc.
Morgan Stanley Finance (Jersey) Limited (Jersey, Channel Islands)
Morgan Stanley Global Emerging Markets, Inc.
Morgan Stanley Insurance Agency Inc.
Morgan Stanley (Jersey) Limited (Jersey, Channel Islands)
Morgan Stanley LEF I, Inc.
Morgan Stanley Leveraged Capital Fund Inc.
Morgan Stanley Leveraged Equity Fund II, Inc.
   Morgan Stanley Capital Partners Asia Limited (Hong Kong)
Morgan Stanley Leveraged Equity Holdings Inc.
Morgan Stanley Market Products Inc.
Morgan Stanley Mortgage Capital Inc. (New York)
Morgan Stanley Overseas Finance Ltd. (Caymen Islands)
Morgan Stanley Overseas Services (Jersey) Limited (Jersey, Channel Islands) Morgan Stanley Real Estate Investment Management Inc.
   Morgan Stanley Real Estate Fund, Inc.
      MSREF I, L.L.C.
   MSREF I-CO, L.L.C.
Morgan Stanley Real Estate Investment Management II, Inc.
   MSREF II-CO, L.L.C.
Morgan Stanley Realty Incorporated
   Brooks Harvey & Co., Inc.
   Morgan Stanley Realty of California Inc. (California)
   Morgan Stanley Realty of Illinois Inc.
   Brooks Harvey of Florida, Inc. (Florida)
   Brooks Harvey & Co. of Hawaii, Inc.
   Morgan Stanley Realty Japan Ltd. (Japan)
   BH-MS Realty Inc.
      BH-MS Leasing Inc.
          BH-Sartell Inc.

The Morgan Stanley Scholarship Fund, Inc. (Not-for-Profit)
Morgan Stanley Senior Funding, Inc.
Morgan Stanley Services Inc.
Morgan Stanley Technical Services Inc.
Morgan Stanley Technical Services MB/VC Inc.
Morgan Stanley Trust Company (New York)
Morgan Stanley Venture Capital Inc.
Morgan Stanley Venture Capital II, Inc.
Morgan Stanley Venture Capital III, Inc.
Morgan Stanley Ventures Inc.
Morstan Development Company, Inc.
   Moranta, Inc. (Georgia)
   Porstan Development Company, Inc. (Oregon)
MS 10020, Inc.
MS 10036, Inc.
MS Financing Inc.
   Morgan Stanley 750 Building Corp.
   MS Tokyo Properties Ltd. (Japan)
MS Holdings Incorporated
MS Venture Capital (Japan) Inc.
MSAM Holdings II, Inc.
   VK/AC Holding, Inc.
      Van Kampen American Capital, Inc.
          ACCESS Investor Services, Inc.
          Advantage Capital Credit Services, Inc.
          American Capital Contractual Services, Inc. (New York)
          Van Kampen American Capital Advisors, Inc.
          Van Kampen American Capital Asset Management, Inc.
          Van Kampen American Capital Distributors, Inc.
          Van Kampen American Capital Exchange Corp. (California)
          Van Kampen American Capital Insurance Agency of Illinois, Inc.
             (Illinois)
          Van Kampen American Capital Investment Advisory Corp.
          Van Kampen American Capital Management, Inc.
          Van Kampen American Capital Recordkeeping Services, Inc.
          Van Kampen American Capital Services, Inc.
          Van Kampen American Capital Trust Company (Texas)
          Van Kampen Merritt Equity Holdings Corp.
              Van Kampen Merritt Equity Advisors Corp.
          VKAC Cayman Limited (Cayman Islands)
          VK/AC System, Inc.
MSBF Inc.
MSCP III Holdings, Inc.
MSIT Holdings, Inc.
MSPL Co. Inc.
MSREF II, Inc.
   MSREF II, L.L.C.
MSUH Holdings I, Inc.
   MSUH Holdings II, Inc.
      MS SP Urban Horizons, Inc.
      MS Urban Horizons, Inc.
PG Holdings, Inc.
PG Investors, Inc.
PG Investors II, Inc.
Pierpont Power, Inc. (New York)
Romley Computer Leasing Inc.
Strategic Investments I, Inc.

THE MORGAN STANLEY LEVERAGED EQUITY FUND II, L.P.
-------------------------------------------------
(The general partner of which is Morgan Stanley Leveraged Equity Fund II, Inc.) American Italian Pasta Company
Amerin Corporation
   Amerin Guaranty Corporation
ARM Financial Group, Inc.
CIMIC Holdings Limited
Consolidated Hydro, Inc.
Fort Howard Corporation
Hamilton Services Limited
PageMart Nationwide, Inc.
PSF Finance L.P.
   Premium Standard Forms, Inc.
   Container Corporation of America
Risk Management Solutions
Silgan Holding Inc.
   Silgan Corporation
Sullivan Holdings Inc.
   Sullivan Communications, Inc.
   Sullivan Graphics, Inc.

MORGAN STANLEY CAPITAL PARTNERS III, L.P.
-----------------------------------------
(The general partner of the general partner which is Morgan Stanley Capital Partners III, Inc.)
ARM Financial Group, Inc.
CSG Systems International, Inc.
The Compucare Company
Highlands Gas Corporation
ECO II Holdings
PSF Finance, L.P.
   Premium Standard Forms, Inc.
Nokia Aluminum
SITA Telecommunications Holdings, N.V.

MORGAN STANLEY & CO. INCORPORATED
---------------------------------
(100% owned by Morgan Stanley Group Inc.)
Morgan Stanley Flexible Agreements Inc.
MS Securities Services Inc.
Prime Dealer Services Corp.

MORGAN STANLEY INTERNATIONAL INCORPORATED
-----------------------------------------
(100% owned by Morgan Stanley Group Inc.)
Bank Morgan Stanley AG (Switzerland)
Morgan Stanley AOZT (Russia)
Morgan Stanley Asia (China) Limited (Hong Kong)
Morgan Stanley Asia Holdings I Inc.
Morgan Stanley Asia Holdings II Inc.
Morgan Stanley Asia Holdings III Inc.
Morgan Stanley Asia Holdings IV Inc.
Morgan Stanley Asia Holdings V Inc.
Morgan Stanley Asia Holdings VI Inc.
Morgan Stanley Asia Pacific (Holdings) Limited (Cayman Islands)
   Morgan Stanley Asia Regional (Holdings) I LLC (Cayman Islands)
      Morgan Stanley Asia Limited (Hong Kong)
      Morgan Stanley Futures (Hong Kong) Limited (Hong Kong)
      Morgan Stanley Hong Kong Securities Limited (Hong Kong) Morgan Stanley Pacific Limited (Hong Kong)
   Morgan Stanley Asia Regional (Holdings) II LLC (Cayman Islands) Morgan Stanley Asia Regional (Holdings) III LLC (Cayman Islands)
          Morgan Stanley Japan Limited (Hong Kong)

Morgan Stanley Asia Pacific (Holdings) I Limited (Cayman Islands)
Morgan Stanley Asia (Taiwan) Ltd. (Republic of China)
Morgan Stanley Asset & Investment Trust Management Co., Limited (Japan)
Morgan Stanley Australia Limited (Australia)
Morgan Stanley Bank Luxembourg S.A. (Luxembourg)
Morgan Stanley Canada Limited (Canada)
Morgan Stanley Capital SA (France)
Morgan Stanley Capital (Luxembourg) S.A. (Luxembourg)
Morgan Stanley Financial Services Beteiligungs GmbH (Germany)
    Morgan Stanley Financial Services GmbH & Co. KG (Germany)
Morgan Stanley Group (Europe) Plc (England)
   Morgan Stanley Asset Management Limited (England)
   Morgan Stanley Capital Group Limited (England)
   Morgan Stanley (Europe) Limited (England)
   Morgan Stanley Finance plc (England)
   Morgan Stanley Properties Limited (England)
   Morgan Stanley Property Management (UK) Limited (England)
   Morgan Stanley Services (UK) Limited (England)
   Morgan Stanley UK Group (England)
      Morgan Stanley & Co. International Limited (England)
          Morgan Stanley International Nominees Limited (England)
      Morgan Stanley & Co. Limited (England)
      Morgan Stanley Securities Limited (England)
          Morstan Nominees Limited (England)
   MS Leasing UK Limited (England)
Morgan Stanley Holding (Deutschland) GmbH (Germany)
   Morgan Stanley Bank AG (Germany)
Morgan Stanley Hong Kong Nominees Limited (Hong Kong)
Morgan Stanley International Insurance Ltd. (Bermuda)
Morgan Stanley Latin America Incorporated
   Morgan Stanley Administadora de Carteiras Ltda. (Brazil)
   Morgan Stanley do Brasil Limitada (Brazil)
   MS Carbocol Advisors Incorporated
Morgan Stanley Mauritius Company Limited (Mauritius)
   ***Morgan Stanley Asset Management India Private Limited (India)
   ***Morgan Stanley India Securities Private Limited (India)
         Morgan Stanley India Private Limited (India)
Morgan Stanley Offshore Investment Company Ltd. (Cayman Islands)
Morgan Stanley S.A. (France)
Morgan Stanley SICAV Management S.A. (Luxembourg)
Morgan Stanley South Africa (Pty) Limited (South Africa)
Morgan Stanley SPV I (Cayman Islands) LLC (Cayman Islands)
      Farlington Corporation (Ireland)
Morgan Stanley SPV II (Cayman Islands) LLC (Cayman Islands)
Morgan Stanley (Structured Products) Jersey Limited (Jersey, Channel Islands) Morgan Stanley Wertpapiere GmbH (Germany)
MS Italy (Holdings) Inc.
   Banca Morgan Stanley SpA (Italy)
MS LDC, Ltd.
MSAM/Kokusai (Cayman Islands), Inc. (Cayman Islands)
MSL Incorporated
___________________________
*   95% owned by Morgan Stanley Asset Management Holdings Inc., 3% owned by MSL
    Incorporated   and  2% owned by MS Holdings Incorporated.
**  25% owned by Morgan Stanley Asia Pacific (Holdings) I Limited.
*** 25% owned by non-Morgan Stanley entities.

Item 27.  Number of Contract Owners
          -------------------------

      As of March 31, 1997 there were 8,807 contract owners of GrandMaster II, 113 contract owners of GrandMaster III, and no contract owners of IQ The SmartAnnuity of Separate Account I of Integrity.

Item 28.  Indemnification
          ---------------

By-Laws of Integrity.  Integrity's By-Laws provide, in Article V, as follows:
---------------------

      Section 5.1 Indemnification of Directors, Officers, Employees and Incorporators. To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

      (a) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

      (b) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:

          (1) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

          (2) Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.

      (c) To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

      (d) Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:

          (1) By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

          (2) If the quorum described in division (d)(1) of this Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;

          (3)  By the Shareholders; or

          (4) By the court of common pleas or the court in which such action, suit or proceeding was brought.

      Any determination made by the disinterested Directors under Article (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

      (e)(1) Expenses, including attorney's fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:

          (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;

          (ii) Reasonably cooperate with the Corporation concerning the action, suit or proceeding.

      (2) Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.

      (f) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

      (g) The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

By-Laws of ARM Securities. ARM Securities' By-Laws provide, in Sections 4.01 -------------------------- and 4.02, as follows:

      Section 4.01 Indemnification. The Corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

      Section 4.02 Insurance. The Corporation may purchase and maintain insurance on behalf of any person in such person's official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Corporation would otherwise be required to indemnify the person against the liability.

Insurance. The directors and officers of Integrity and ARM Securities are insured under a policy issued by National Union. The total annual limit on such policy is $10 million, and the policy insures the officers and directors against certain liabilities arising out of their conduct in such capacities.

Agreements. Integrity and ARM Securities, including each director, officer and controlling person of Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Sections 5.2, 5.3 and 5.5 of the Selling/General Agent Agreement and Section 9 of the Form of Variable Contract Principal Underwriter Agreement incorporated as Exhibit 3 to this Registration Statement. Those sections are incorporated by reference into this response. In addition, Integrity and ARM Securities, including each director, officer and controlling person of Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreements incorporated as Exhibits 8(a), 8(b) and 8(c) to this Registration Statement. That article is incorporated by reference into this response. Certain officers and directors of Integrity are officers and directors of ARM Securities (see Item 25 and Item 29 of this Part C).

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters
          ----------------------

      (a) ARM Securities is the principal underwriter for Separate Account I. ARM Securities also serves as an underwriter for Separate Account II of Integrity, Separate Accounts I and II of National Integrity Life Insurance Company, and The Legends Fund, Inc. Integrity is the Depositor of Separate Accounts I, II and VUL.

      (b) The names and business addresses of the officers and directors of, and their positions with, ARM Securities are as follows:

Name and Principal Business Address  Position and Offices with ARM Securities
-----------------------------------  ----------------------------------------

Edward J. Haines                     Director and President
515 West Market Street
Louisville, Kentucky  40202

John R. McGeeney                     Director, Secretary, General Counsel and
515 West Market Street               Compliance Officer
Louisville, Kentucky  40202

Peter S. Resnik                      Treasurer
515 West Market Street
Louisville, Kentucky  40202

Walter W. Balek                      Vice President
200 East Wilson Bridge Road
Worthington, Ohio  43085

Dale C. Bauman                       Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Robert Bryant                        Vice President
1550 East Shaw #120
Fresno, CA  93710

Ronald Geiger                        Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Barry G. Ward                        Controller
515 West Market Street
Louisville, Kentucky  40202

Rose M. Culbertson                   Tax Officer
515 West Market Street
Louisville, Kentucky  40202

William H. Guth                      Operations Officer
200 East Wilson Bridge Road
Worthington, Ohio  43085

David L. Anders                      Marketing Officer
515 West Market Street
Louisville, Kentucky  40202

Robert L. Maddox                     Assistant Secretary
515 East Market Street
Louisville, Kentucky  40202

Sheri L. Bean                        Assistant Secretary
515 West Market Street
Louisville, Kentucky  40202

      (c)  Not applicable.

Item 30.  Location of Accounts and Records
          --------------------------------

      The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 515 West Market Street, Louisville, Kentucky 40202.


Item 31.  Management Services
          -------------------

      The contract under which management-related services are provided to Integrity is discussed under Part 1 of Part B.

Item 32.  Undertakings
          ------------

      The Registrant hereby undertakes:

      (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

      (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

      (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

      Integrity represents that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

                                   SIGNATURES

      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all of the requirements for effectiveness of this post-effective amendment to their Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on this 29th day of April, 1997.

                             SEPARATE ACCOUNT I OF
                        INTEGRITY LIFE INSURANCE COMPANY
                                  (Registrant)

                     By:  Integrity Life Insurance Company
                                  (Depositor)



                     By:   /s/ John R. Lindholm
                         -----------------------------------
                               John R. Lindholm
                                   President



                       INTEGRITY LIFE INSURANCE COMPANY
                                  (Depositor)



                     By:   /s/ John R. Lindholm
                         -----------------------------------
                               John R. Lindholm
                                   President

                                   SIGNATURES

      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 29th day of April, 1997.

                        INTEGRITY LIFE INSURANCE COMPANY
                                  (Depositor)


                     By:   /s/ John R. Lindholm
                         -----------------------------------
                               John R. Lindholm
                                   President

      As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


PRINCIPAL EXECUTIVE OFFICER:     /s/ John R. Lindholm
                              ------------------------------
                                John R. Lindholm, President
                                Date:  04/29/97


PRINCIPAL FINANCIAL OFFICER:     /s/ Edward L. Zeman
                              ------------------------------
                                Edward L. Zeman, Executive Vice President-
                                  Chief Financial Officer
                                  Date:  04/29/97


PRINCIPAL ACCOUNTING OFFICER:    /s/ Barry G. Ward
                              ------------------------------
                                Barry G. Ward, Controller
                                Date:  04/29/97

DIRECTORS:

  /s/ Mark A. Adkins                        /s/  Mark W. Murphy
------------------------------            ------------------------------
Mark A. Adkins                            Mark W. Murphy
Date:  04/29/97                           Date:  04/29/97


  /s/ Kathleen M. Bryan                     /s/ Colin F. Raymond
------------------------------            ------------------------------
Kathleen M. Bryan                         Colin F. Raymond
Date:  04/29/97                           Date:  04/29/97


  /s/ Wilda Gay Clay                        /s/ Martin H. Ruby
------------------------------            ------------------------------
Wilda Gay Clay                            Martin H. Ruby
Date:  04/29/97                           Date:  04/29/97


  /s/ John Franco                           /s/ Emad A. Zikry
------------------------------            ------------------------------
John Franco                               Emad A. Zikry
Date:  04/29/97                           Date:  04/29/97


  /s/ William H. Guth
------------------------------
William H. Guth
Date:  04/29/97

                                 EXHIBIT INDEX


Exhibit No.

   8.(d) Participation Agreement Among Variable Insurance Products Fund III, FDC and Integrity, dated February 1, 1997.

   9.     Opinion and Consent of Kevin L. Howard.

   10.    Consents of Ernst & Young LLP.